         MORGAN STANLEY DEAN WITTER GLOBAL SHORT-TERM INCOME FUND INC.
                             TWO WORLD TRADE CENTER
                            NEW YORK, NEW YORK 10048
                                 (800) 869-NEWS


                   NOTICE OF SPECIAL MEETING OF SHAREHOLDERS
                          TO BE HELD FEBRUARY 24, 1999

TO THE SHAREHOLDERS OF MORGAN STANLEY DEAN WITTER GLOBAL SHORT-TERM INCOME FUND
INC.:

    Notice is hereby given of a Special Meeting of the Shareholders of Morgan Stanley Dean Witter Global Short-Term Income Fund Inc. ("Global Short-Term") to be held at Conference Room A, 44th Floor, Two World Trade Center, New York, New York 10048, at 9:00 A.M., New York time, on February 24, 1999, and any adjournments thereof (the "Meeting"), for the following purposes:

    1. To consider and vote upon an Agreement and Plan of Reorganization, dated October 28, 1998 (the "Reorganization Agreement"), between Global Short-Term and Morgan Stanley Dean Witter World Wide Income Trust ("World Wide"), pursuant to which substantially all of the assets of Global Short-Term would be combined with those of World Wide and shareholders of Global Short-Term would become shareholders of World Wide receiving Class A shares of World Wide with a value equal to the value of their holdings in Global Short-Term (the "Reorganization"); and

    2.  To act upon such other matters as may properly come before the Meeting.

    The Reorganization is more fully described in the accompanying Proxy Statement and Prospectus and a copy of the Reorganization Agreement is attached as EXHIBIT A thereto. Shareholders of record at the close of business on November 30, 1998 are entitled to notice of, and to vote at, the Meeting. Please read the Proxy Statement and Prospectus carefully before telling us, through your proxy or in person, how you wish your shares to be voted. The Board of Directors of Global Short-Term recommends you vote in favor of the Reorganization. WE URGE YOU TO SIGN, DATE AND MAIL THE ENCLOSED PROXY PROMPTLY.

                                          By Order of the Board of Directors,

                                          Barry Fink,
                                          SECRETARY


December 21, 1998


YOU CAN HELP AVOID THE NECESSITY AND EXPENSE OF SENDING FOLLOW-UP LETTERS TO ENSURE A QUORUM BY PROMPTLY RETURNING THE ENCLOSED PROXY. IF YOU ARE UNABLE TO BE PRESENT IN PERSON, PLEASE FILL IN, SIGN AND RETURN THE ENCLOSED PROXY IN ORDER THAT THE NECESSARY QUORUM BE REPRESENTED AT THE MEETING. THE ENCLOSED ENVELOPE REQUIRES NO POSTAGE IF MAILED IN THE UNITED STATES.

               MORGAN STANLEY DEAN WITTER WORLD WIDE INCOME TRUST
                            TWO WORLD TRADE CENTER,
                            NEW YORK, NEW YORK 10048
                                 (800) 869-NEWS


                          ACQUISITION OF THE ASSETS OF
         MORGAN STANLEY DEAN WITTER GLOBAL SHORT-TERM INCOME FUND INC.

                        BY AND IN EXCHANGE FOR SHARES OF
               MORGAN STANLEY DEAN WITTER WORLD WIDE INCOME TRUST


    This Proxy Statement and Prospectus is being furnished to shareholders of Morgan Stanley Dean Witter Global Short-Term Income Fund Inc. ("Global Short-Term") in connection with an Agreement and Plan of Reorganization, dated October 28, 1998 (the "Reorganization Agreement"), pursuant to which substantially all the assets of Global Short-Term will be combined with those of Morgan Stanley Dean Witter World Wide Income Trust ("World Wide") in exchange for shares of World Wide (the "Reorganization"). As a result of this transaction, shareholders of Global Short-Term will become shareholders of World Wide and will receive Class A shares of World Wide with a value equal to the value of their holdings in Global Short-Term. The terms and conditions of this transaction are more fully described in this Proxy Statement and Prospectus and in the Reorganization Agreement between Global Short-Term and World Wide, attached hereto as EXHIBIT A. The address of Global Short-Term is that of World Wide set forth above. This Proxy Statement also constitutes a Prospectus of World Wide, which is dated December 21, 1998, filed by World Wide with the Securities and Exchange Commission (the "Commission") as part of its Registration Statement on Form N-14 (the "Registration Statement").


    World Wide is an open-end non-diversified management investment company whose primary investment objective is to provide a high level of current income. As a secondary objective, the fund seeks appreciation in the value of its assets. World Wide seeks to achieve its objectives by investing primarily in fixed-income securities issued by foreign or U.S. companies, or issued or guaranteed by foreign governments, government agencies or government subdivisions, supranational organizations (or any subdivision thereof), or the U.S. Government, its agencies or instrumentalities.


    This Proxy Statement and Prospectus sets forth concisely information about World Wide that shareholders of Global Short-Term should know before voting on the Reorganization Agreement. A copy of the Prospectus for World Wide dated February 6, 1998, is attached as EXHIBIT B and incorporated herein by reference. Also enclosed and incorporated herein by reference is World Wide's Annual Report for the fiscal year ended October 31, 1998. A Statement of Additional Information relating to the Reorganization, described in this Proxy Statement and Prospectus (the "Additional Statement"), dated December 21, 1998, has been filed with the Commission and is also incorporated herein by reference. Also incorporated herein by reference are Global Short-Term's Prospectus, dated February 10, 1998, and Annual Report for its fiscal year ended October 31, 1998. Such documents are available without charge by calling (800) 869-NEWS (TOLL
FREE).


INVESTORS ARE ADVISED TO READ AND RETAIN THIS PROXY STATEMENT AND PROSPECTUS FOR FUTURE REFERENCE.

THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION, NOR HAS THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION PASSED ON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.


        THIS PROXY STATEMENT AND PROSPECTUS IS DATED DECEMBER 21, 1998.

                               TABLE OF CONTENTS
                         PROXY STATEMENT AND PROSPECTUS


                                                                            PAGE
                                                                            ----
INTRODUCTION..............................................................     1
  General.................................................................     1
  Record Date; Share Information..........................................     1
  Proxies.................................................................     2
  Expenses of Solicitation................................................     3
  Vote Required...........................................................     3
SYNOPSIS..................................................................     3
  The Reorganization......................................................     3
  Fee Table...............................................................     4
  Tax Consequences of the Reorganization..................................     6
  Comparison of Global Short-Term and World Wide..........................     6
PRINCIPAL RISK FACTORS....................................................     9
THE REORGANIZATION........................................................    10
  The Proposal............................................................    10
  The Board's Consideration...............................................    10
  The Reorganization Agreement............................................    11
  Tax Aspects of the Reorganization.......................................    13
  Description of Shares...................................................    14
  Capitalization Table (unaudited)........................................    15
  Appraisal Rights........................................................    15
COMPARISON OF INVESTMENT OBJECTIVES, POLICIES AND RESTRICTIONS............    15
  Investment Objectives and Policies......................................    15
  Investment Restrictions.................................................    16
ADDITIONAL INFORMATION ABOUT GLOBAL SHORT-TERM AND WORLD WIDE.............    17
  General.................................................................    17
  Financial Information...................................................    17
  Management..............................................................    17
  Description of Securities and Shareholder Inquiries.....................    17
  Dividends, Distributions and Taxes......................................    17
  Purchases, Repurchases and Redemptions..................................    17
MANAGEMENT'S DISCUSSION OF FUND PERFORMANCE...............................    17
FINANCIAL STATEMENTS AND EXPERTS..........................................    17
LEGAL MATTERS.............................................................    18
AVAILABLE INFORMATION.....................................................    18
OTHER BUSINESS............................................................    18
EXHIBIT A -- Agreement and Plan of Reorganization, dated October 28, 1998,
  by and between Global Short-Term and World Wide.........................   A-1
EXHIBIT B -- Prospectus of World Wide, dated February 6, 1998.............   B-1

         MORGAN STANLEY DEAN WITTER GLOBAL SHORT-TERM INCOME FUND INC.
                             TWO WORLD TRADE CENTER
                            NEW YORK, NEW YORK 10048
                                 (800) 869-NEWS


                            ------------------------

                         PROXY STATEMENT AND PROSPECTUS

                            ------------------------

                        SPECIAL MEETING OF SHAREHOLDERS
                          TO BE HELD FEBRUARY 24, 1999

                                  INTRODUCTION

GENERAL


    This Proxy Statement and Prospectus is being furnished to the shareholders of Morgan Stanley Dean Witter Global Short-Term Income Fund Inc. ("Global Short-Term"), an open-end non-diversified management investment company, in connection with the solicitation by the Board of Directors of Global Short-Term (the "Board") of proxies to be used at the Special Meeting of Shareholders of Global Short-Term to be held at Conference Room A, 44th Floor, Two World Trade Center, New York, New York 10048 at 9:00 A.M., New York time, on February 24, 1999, and any adjournments thereof (the "Meeting"). It is expected that the mailing of this Proxy Statement and Prospectus will be made on or about December 21, 1998.


    At the Meeting, Global Short-Term shareholders ("Shareholders") will consider and vote upon an Agreement and Plan of Reorganization, dated October 28, 1998 (the "Reorganization Agreement"), between Global Short-Term and Morgan Stanley Dean Witter World Wide Income Trust ("World Wide") pursuant to which substantially all of the assets of Global Short-Term will be combined with those of World Wide in exchange for shares of World Wide. As a result of this transaction, Shareholders will become shareholders of World Wide and will receive shares of World Wide equal to the value of their holdings in Global Short-Term on the date of such transaction (the "Reorganization"). Pursuant to the Reorganization, each Shareholder of Global Short-Term will receive Class A shares of World Wide. The Class A shares to be issued by World Wide pursuant to the Reorganization (the "World Wide Shares") will be issued at net asset value without an initial sales charge. Further information relating to World Wide is set forth herein and in World Wide's current Prospectus, dated February 6, 1998 ("World Wide's Prospectus"), attached as EXHIBIT B to this Proxy Statement and Prospectus and incorporated herein by reference.

    The information concerning Global Short-Term contained herein has been supplied by Global Short-Term and the information concerning World Wide contained herein has been supplied by World Wide.

RECORD DATE; SHARE INFORMATION

    The Board has fixed the close of business on November 30, 1998 as the record date (the "Record Date") for the determination of the Shareholders entitled to notice of, and to vote at, the Meeting. As of the Record Date, there were 5,036,935.252 shares of Global Short-Term issued and outstanding. Shareholders on the Record Date are entitled to one vote per share on each matter submitted to a vote at the Meeting. A majority of the outstanding shares entitled to vote, represented in person or by proxy, will constitute a quorum at the Meeting.

    To the knowledge of the Board, as of the Record Date, no person owned of record or beneficially 5% or more of the outstanding shares of Global Short-Term. As of the Record Date, the directors and officers of Global Short-Term, as a group, owned less than 1% of the outstanding shares of Global Short-Term.

    The following persons were known to own of record or beneficially 5% or more of the outstanding shares of a Class of World Wide as of the Record Date: Class A -- Morgan Stanley Dean Witter Trust FSB ("MSDW Trust"), Trustee for the benefit of Alban Charitable Remainder Unitrust, P.O. Box 503, Jersey City NJ 07311 (53,759.820 shares) (40.364%); MSDW Trust, Trustee for Crowne Investment Inc. 401 K Plan, P.O. Box 957, Jersey City, NJ 07303-0957 (29,372.108 shares);
Dean Witter Reynolds, Custodian for Peter J. Seeley IRA rollover, dated 9/15/94, 194 Hemlock Lane, Kinnelon, NJ 07405-2430 (8,664.366 shares); MSDW Trust, Trustee for Rainbow Technology Corp., Retirement Plan, P.O. Box 957, Jersey City, NJ 07303-0957; Mitteldorf Family Trust U/A 10/31/91, Harriet Mittledorf, Trustee, 33 Beverly Avenue, Lansdowne, PA 19050-2705 (8,278.146 shares). Class C -- Dean Witter Reynolds, Custodian for David S. Brodnan, IRA Rollover dated 7/2/97, 3950 R.F.D., Long Grove, IL 60047 (10,244.004 shares) (31.321%); Nancy
J. Rawleigh and Steven D. Rawleigh, Joint Tenants, 12001 NE 14th Avenue, Apt. 708, Hallandale, FL 33009-2768 (2,876.870 shares); Dean Witter Reynolds, Custodian for Joyce F. Gerspach, IRA STD/Rollover, dated 4/21/98, 4736 W. Armitage Avenue, Chicago, IL 60639-3304 (2,768.718 shares); Jerome R. Leither and Judith L. Leither, Joint Tenants, 6091 Mirada Court, Highland, CA 92346-2012 (2,199.738 shares). Class D -- MSDW Trust, Agent for American Baptist Homes Foundation of the West Inc., Trustee for the benefit of Perkins, P.O. Box 503, Jersey City, NJ 07311 (9,922.732 shares). As of the Record Date, the trustees and officers of World Wide, as a group, owned less than 1% of the outstanding shares of World Wide.

PROXIES

    The enclosed form of proxy, if properly executed and returned, will be voted in accordance with the choice specified thereon. The proxy will be voted in favor of the Reorganization Agreement unless a choice is indicated to vote against or to abstain from voting on the Reorganization Agreement. The Board knows of no business, other than that set forth in the Notice of Special Meeting of Shareholders, to be presented for consideration at the Meeting. However, the proxy confers discretionary authority upon the persons named therein to vote as they determine on other business, not currently contemplated, which may come before the Meeting. Abstentions and, if applicable, broker "non-votes" will not count as votes in favor of the Reorganization Agreement, and broker "non-votes" will not be deemed to be present at the meeting for purposes of determining whether the Reorganization Agreement has been approved. Broker "non-votes" are shares held in street name for which the broker indicates that instructions have not been received from the beneficial owners or other persons entitled to vote and for which the broker does not have discretionary voting authority. If a Shareholder executes and returns a proxy but fails to indicate how the votes should be cast, the proxy will be voted in favor of the Reorganization Agreement. The proxy may be revoked at any time prior to the voting thereof by:
(i) delivering written notice of revocation to the Secretary of Global Short-Term at Two World Trade Center, New York, New York 10048; (ii) attending the Meeting and voting in person; or (iii) signing and returning a new proxy (if returned and received in time to be voted). Attendance at the Meeting will not in and of itself revoke a proxy.

    In the event that the necessary quorum to transact business or the vote required to approve or reject the Reorganization Agreement is not obtained at the Meeting, the persons named as proxies may propose one or more adjournments of the Meeting to permit further solicitation of proxies. Any such adjournment will require the affirmative vote of the holders of a majority of shares of Global Short-Term present in person or by proxy at the Meeting. The persons named as proxies will vote in favor of such adjournment those proxies which they are entitled to vote in favor of the Reorganization Agreement and will vote against any such adjournment those proxies required to be voted against the Reorganization Agreement.

EXPENSES OF SOLICITATION

    All expenses of this solicitation, including the cost of preparing and mailing this Proxy Statement and Prospectus, will be borne by Global Short-Term, which expenses are not expected to exceed $150,000. In addition to the solicitation of proxies by mail, proxies may be solicited by officers of Global Short-Term, and officers and regular employees of Morgan Stanley Dean Witter Advisors Inc. ("MSDW Advisors" or the "Investment Manager") and MSDW Trust, personally or by mail, telephone, telegraph or otherwise, without special compensation therefor. Brokerage houses, banks and other fiduciaries may be requested to forward soliciting material to the beneficial owners of shares and to obtain authorization for the execution of proxies.

    MSDW Trust, an affiliate of MSDW Advisors, may call Shareholders to ask if they would be willing to have their votes recorded by telephone. The telephone voting procedure is designed to authenticate Shareholders' identities, to allow Shareholders to authorize the voting of their shares in accordance with their instructions and to confirm that their instructions have been recorded properly. No recommendation will be made as to how a Shareholder should vote on the Reorganization Agreement other than to refer to the recommendation of the Board. Global Short-Term has been advised by counsel that these procedures are consistent with the requirements of applicable law. Shareholders voting by telephone will be asked for their social security number or other identifying information and will be given an opportunity to authorize proxies to vote their shares in accordance with their instructions. To ensure that the Shareholders' instructions have been recorded correctly they will receive a confirmation of their instructions in the mail. A special toll-free number will be available in case the information contained in the confirmation is incorrect. Although a Shareholder's vote may be taken by telephone, each Shareholder will receive a copy of this Proxy Statement and Prospectus and may vote by mail using the enclosed proxy card.

VOTE REQUIRED

    Approval of the Reorganization Agreement by the Shareholders requires the affirmative vote of a majority (I.E., more than 50%) of the outstanding shares of Global Short-Term represented in person or by proxy and entitled to vote at the Meeting, provided a quorum is present at the Meeting. If the Reorganization Agreement is not approved by Shareholders, Global Short-Term will continue in existence and the Board will consider alternative actions.

                                    SYNOPSIS

    THE FOLLOWING IS A SYNOPSIS OF CERTAIN INFORMATION CONTAINED IN OR INCORPORATED BY REFERENCE IN THIS PROXY STATEMENT AND PROSPECTUS. THIS SYNOPSIS IS ONLY A SUMMARY AND IS QUALIFIED IN ITS ENTIRETY BY THE MORE DETAILED INFORMATION CONTAINED OR INCORPORATED BY REFERENCE IN THIS PROXY STATEMENT AND PROSPECTUS AND THE REORGANIZATION AGREEMENT. SHAREHOLDERS SHOULD CAREFULLY REVIEW THIS PROXY STATEMENT AND PROSPECTUS AND THE REORGANIZATION AGREEMENT IN THEIR ENTIRETY AND, IN PARTICULAR, WORLD WIDE'S PROSPECTUS, WHICH IS ATTACHED TO THIS PROXY STATEMENT AND INCORPORATED HEREIN BY REFERENCE.

THE REORGANIZATION

    The Reorganization Agreement provides for the transfer of substantially all the assets of Global Short-Term, subject to stated liabilities, to World Wide in exchange for the World Wide Shares. The aggregate net asset value of the World Wide Shares issued in the exchange will equal the aggregate value of the net assets of Global Short-Term received by World Wide. On or after the closing date scheduled for the Reorganization (the "Closing Date"), Global Short-Term will distribute the World Wide Shares received by Global Short-Term to Shareholders as of the Valuation Date (as defined below under "The Reorganization Agreement") in complete liquidation of Global Short-Term and Global Short-Term will thereafter be dissolved and deregistered under the Investment Company Act of 1940, as amended (the "1940 Act"). As a result of the Reorganization, each Shareholder will receive that number of full and fractional World Wide Shares equal in value to such Shareholder's pro rata interest in the net assets of Global Short-Term transferred to World Wide. Pursuant to the Reorganization, each Shareholder will receive Class A shares of World Wide and will receive such shares in certificate form. Shareholders holding their shares in certificate form will be asked to surrender their certificates in connection with the Reorganization. Shareholders who do not surrender their certificates prior to the Closing Date will still receive their shares of World Wide; however, such Shareholders will not be able to redeem, transfer or exchange the World Wide Shares received until the old certificates have been surrendered. The Board has determined that the interests of Shareholders will not be diluted as a result of the Reorganization.

    FOR THE REASONS SET FORTH BELOW UNDER "THE REORGANIZATION -- THE BOARD'S CONSIDERATION," THE BOARD, INCLUDING THE DIRECTORS WHO ARE NOT "INTERESTED PERSONS" OF GLOBAL SHORT-TERM ("INDEPENDENT DIRECTORS"), AS THAT TERM IS DEFINED IN THE 1940 ACT, HAS CONCLUDED THAT THE REORGANIZATION IS IN THE BEST INTERESTS OF GLOBAL SHORT-TERM AND ITS SHAREHOLDERS AND RECOMMENDS APPROVAL OF THE REORGANIZATION AGREEMENT.

FEE TABLE

    Global Short-Term and World Wide each pay expenses for management of their assets, distribution of their shares and other services, and those expenses are reflected in the net asset value per share of each fund. The following table illustrates expenses and fees that shares of Global Short-Term incurred during the fund's fiscal year ended October 31, 1998. As discussed above, pursuant to the Reorganization, Shareholders will receive Class A shares of World Wide. Accordingly, with respect to World Wide, the table sets forth expenses and fees of the fund's Class A shares for the fund's October 31, 1998 fiscal year end. The table also sets forth pro forma fees for the surviving combined fund (Class A shares of World Wide) reflecting what the fee schedule would have been on October 31, 1998, if the Reorganization had been consummated twelve (12) months prior to that date. The fees and expenses for both funds that are set forth in the table below are set forth in the funds' respective Annual Reports for their fiscal year ended October 31, 1998, which Reports are accompanied herewith and are incorporated herein by reference. Such expenses are not set forth in the funds' current Prospectuses, which Prospectuses relate to the funds' fiscal year ended October 31, 1997.

SHAREHOLDER TRANSACTION EXPENSES

                                                                    PRO FORMA
                                            GLOBAL     WORLD WIDE   COMBINED
                                          SHORT-TERM   (CLASS A)    (CLASS A)
                                          ----------   ----------   ---------
Maximum Sales Charge Imposed on
  Purchases (as a percentage of offering
  price)................................     none         4.25%(1)    4.25%(1)

Maximum Contingent Deferred Sales
  Charges (as a percentage of the lesser
  of original purchase or redemption
  proceeds).............................     3.00(2)      none(3)     none(3)

ANNUAL FUND OPERATING EXPENSES AS A PERCENTAGE OF AVERAGE NET ASSETS

                                                                                                           PRO FORMA
                                                                                   GLOBAL     WORLD WIDE   COMBINED
                                                                                 SHORT-TERM   (CLASS A)    (CLASS A)
                                                                                 ----------   ----------   ---------
Management Fees................................................................     0.55%        0.75%       0.75%

12b-1 Fees(4)..................................................................     0.75%        0.23%       0.23%

Other Expenses.................................................................     0.54%        0.47%       0.41%

Total Fund Operating Expenses..................................................     1.84%        1.45%       1.39%

------------------------

(1) Reduced for purchases of $25,000 and over (see "Purchase of Fund Shares -- Initial Sales Charge Alternative -- Class A Shares" in each fund's Prospectus). In addition, Shareholders will not pay any sales charge relating to the World Wide Shares received pursuant to the Reorganization.

(2) The CDSC is scaled down to 1.00% during the third year, reaching zero thereafter.

(3) Investments that are not subject to any sales charge at the time of purchase are subject to a Contingent Deferred Sales Charge ("CDSC") of 1.00% that will be imposed on redemptions made within one year after purchase, except for certain specific circumstances (see "Purchases, Exchanges and Redemptions" below and "Purchase of Fund Shares" in each fund's Prospectus).

(4) The 12b-1 fee is accrued daily and payable monthly. With respect to World Wide, the entire 12b-1 fee payable by Class A and, with respect to Global Short-Term, a portion of the 12b-1 fee payable by it equal to 0.25% of its average daily net assets, are currently characterized as a service fee within the meaning of National Association of Securities Dealers, Inc. ("NASD") guidelines and are payments made for personal service and/or maintenance of shareholder accounts. The remainder of the 12b-1 fee, if any, is an asset-based sales charge, and is a distribution fee paid to Morgan Stanley Dean Witter Distributors Inc. (the "Distributor") to compensate it for the services provided and the expenses borne by the Distributor and others in the distribution of each fund's shares (see "Description of Shares" below and "Purchase of Fund Shares -- Plan of Distribution" in each fund's Prospectus).

    The purpose of the foregoing table is to assist the investor in understanding the various costs and expenses that an investor in the funds will bear directly or indirectly. See "Synopsis -- Investment Management and Distribution Plan Fees, Other Significant Fees."

HYPOTHETICAL EXPENSES

    To attempt to show the effect of these expenses on an investment over time, the hypotheticals shown below have been created. Assuming that an investor makes a $1,000 investment in either Global Short-Term or World Wide or the new combined fund (World Wide), that the annual return is 5% and that the operating expenses for each fund are the ones shown in the chart above; if the investment was redeemed at the end of each period shown below, the investor would incur the following expenses by the end of each period shown:

                                                                   1 YEAR       3 YEARS      5 YEARS     10 YEARS
                                                                 -----------  -----------  -----------  -----------
Global Short-Term..............................................   $      49    $      68    $     100    $     216
World Wide (Class A)...........................................   $      57    $      86    $     118    $     209
Pro Forma Combined (Class A)...................................   $      56    $      85    $     115    $     202

If such investment was not redeemed, the investor would incur the following expenses:

                                                                   1 YEAR       3 YEARS      5 YEARS     10 YEARS
                                                                 -----------  -----------  -----------  -----------
Global Short-Term..............................................   $      19    $      58    $     100    $     216
World Wide (Class A)...........................................   $      57    $      86    $     118    $     209
Pro Forma Combined (Class A)...................................   $      56    $      85    $     115    $     202

    THE ABOVE EXAMPLE SHOULD NOT BE CONSIDERED A REPRESENTATION OF PAST OR FUTURE EXPENSES OR PERFORMANCE. ACTUAL OPERATING EXPENSES MAY BE GREATER OR LESS THAN THOSE SHOWN. LONG-TERM SHAREHOLDERS OF GLOBAL SHORT-TERM AND WORLD WIDE MAY PAY MORE IN SALES CHARGES INCLUDING DISTRIBUTION FEES THAN THE ECONOMIC EQUIVALENT OF THE MAXIMUM FRONT-END SALES CHARGES PERMITTED BY THE NASD.

TAX CONSEQUENCES OF THE REORGANIZATION

    As a condition to the Reorganization, Global Short-Term will receive an opinion of Gordon Altman Butowsky Weitzen Shalov & Wein to the effect that the Reorganization will constitute a tax-free reorganization for Federal income tax purposes, and that no gain or loss will be recognized by Global Short-Term or the shareholders of Global Short-Term for Federal income tax purposes as a result of the transactions included in the Reorganization. For further information about the tax consequences of the Reorganization, see "The Reorganization -- Tax Aspects of the Reorganization" below.

COMPARISON OF GLOBAL SHORT-TERM AND WORLD WIDE

    INVESTMENT OBJECTIVES AND POLICIES. Global Short-Term and World Wide have similar investment objectives and policies. The investment objective of Global Short-Term is to achieve as high a level of current income as is consistent with prudent investment risk. Similarly, the primary investment objective of World Wide is to provide a high level of current income and, as a secondary objective, the fund seeks appreciation in the value of its assets. Both funds seek to achieve their respective objectives by investing primarily in fixed income securities issued or guaranteed by the U.S. Government, its agencies or instrumentalities, issued or guaranteed by foreign governments or supra-national organizations, or issued by foreign or U.S. companies. Global Short-Term invests primarily in fixed income securities with remaining maturities of not more than three years and with the two highest credit ratings issued by Standard & Poor's Corporation ("S&P") (AAA or AA) and/or by Moody's Investors Services, Inc. ("Moody's") (Aaa or Aa) or if unrated, the securities are determined to be of comparable quality. World Wide, however, invests in securities within the four highest rating categories issued by S&P (AAA, AA, A or BBB) and/or Moody's (Aaa, Aa, A or Baa) or if unrated, the securities are determined to be of comparable quality. In addition, World Wide does not have a stated policy as to the remaining maturities of its fixed income investments.

    Both funds' assets are comprised of investments in the securities of issuers located in at least three different countries (including the U.S.). Additionally, Global Short-Term will invest at least 25% of its total assets in U.S. securities; whereas, World Wide does not have a policy of concentrating more than 25% of its total assets in any one country.

    Global Short-Term has a fundamental policy of investing, under normal circumstances, at least 25% its total assets in debt instruments issued by U.S. and foreign companies engaged in the banking industry (the "Bank Concentration Policy"); whereas, World Wide does not have any such policy.

    The principal differences between both funds' investment policies are more fully described under "Comparison of Investment Objectives, Policies and Restrictions" below.

    Other than Global Short-Term's Bank Concentration Policy, the investment policies of both Global Short-Term and World Wide are not fundamental and may be changed by their respective Boards of Directors/ Trustees.

    INVESTMENT MANAGEMENT AND DISTRIBUTION PLAN FEES. Global Short-Term obtains management services from MSDW Advisors. As compensation for such services, Global Short-Term pays MSDW Advisors monthly compensation calculated daily by applying the annual rate of 0.55% to the first $500 million of the fund's average net assets and 0.50% to the fund's average net assets exceeding $500 million. World Wide also obtains investment management services from MSDW Advisors. As compensation for such services, World Wide pays MSDW Advisors monthly compensation calculated daily by applying the annual rate of 0.75% to the fund's average net assets not exceeding $250 million; 0.60% to the portion of the daily net assets exceeding $250 million, but not exceeding $500 million; 0.50% to the portion of the daily net assets exceeding $500 million, but not exceeding $750 million; 0.40% to the portion of the daily net assets exceeding $750 million, but not exceeding $1 billion; and 0.30% to the portion of the daily net assets exceeding $1 billion.

    Both Global Short-Term and World Wide have adopted distribution plans ("Plans") pursuant to Rule 12b-1 under the 1940 Act. In the case of World Wide's Class A shares, the fund's Plan provides that the fund will reimburse the Distributor and others for the expenses of certain activities and services incurred by them in connection with the distribution of the Class A shares of the fund. Reimbursement for these expenses is made in monthly payments by the fund to the Distributor which will in no event exceed amounts equal to payments at the annual rate of 0.25% of the average daily net assets of the Class A shares. In the case of Global Short-Term, the fund's Plan provides that the fund will pay the Distributor a fee, which is accrued daily and paid monthly, at the annual rate of 0.75% of the lesser of: (i) the fund's average daily aggregate net sales or (ii) the fund's average daily net assets. The fee is paid for the services provided and the expenses borne by the Distributor and others in connection with the distribution of Global Short-Term's shares. For information relating to the 12b-1 fees applicable to each of the other classes of World Wide's shares and further information on the fund's Class A shares, see the section entitled "Purchase of Fund Shares" in World Wide's Prospectus attached hereto. The Distributor also receives the proceeds of any contingent deferred sales charge ("CDSC") paid by the funds' shareholders at the time of redemption. See "Purchases, Exchanges and Redemptions" below.

    OTHER SIGNIFICANT FEES. Both Global Short-Term and World Wide pay additional fees in connection with their operations, including legal, auditing, transfer agent, directors/trustees fees and custodial fees. See "Synopsis -- Fee Table" above for the percentage of average net assets represented by such "Other Expenses."

    PURCHASES, EXCHANGES AND REDEMPTIONS. World Wide's Class A shares are sold at net asset value plus an initial sales charge of up to 4.25%. The initial sales charge is reduced for certain purchases. Investments of $1 million or more (and investment by certain other limited categories of investors) are not subject to any sales charges at the time of purchase, but are subject to a CDSC of 1.0% on redemptions made within one year after purchase (except for certain specific circumstances fully described in the fund's Prospectus).

    Global Short-Term's shares are offered at net asset value with no initial sales charge, but are subject to the CDSC schedule set forth below.

YEAR SINCE                                        GLOBAL SHORT-TERM SHARES
PURCHASE PAYMENT MADE                                   CDSC SCHEDULE
------------------------------------------------  -------------------------
First...........................................               3.0%
Second..........................................               2.0%
Third...........................................               1.0%
Fourth and thereafter...........................               none

    Shareholders receiving the World Wide Shares pursuant to the Reorganization will not be subject to any CDSC or front-end sales charge upon receipt of such shares. In addition, Shareholders will not be subject to a CDSC upon redemption of the World Wide Shares or upon redemption of shares of any other fund for which the World Wide Shares are exchanged. The CDSC charge is paid to the Distributor. Shares of World Wide and Global Short-Term are distributed by the Distributor and offered by Dean Witter Reynolds Inc. and other dealers who have entered into selected dealer agreements with the Distributor. For further information relating to the CDSC schedules applicable to World Wide's Class A shares and any of the fund's other classes, see the section entitled "Purchase of Fund Shares" in World Wide's Prospectus.

    Class A shares of World Wide may be exchanged for Class A shares of any other Morgan Stanley Dean Witter Fund that offers its shares in more than one class ("Morgan Stanley Dean Witter Multi-Class Funds"), without the imposition of an exchange fee. Class A shares of World Wide may also be exchanged for shares of Morgan Stanley Dean Witter Multi-State Municipal Series Trust and Morgan Stanley Dean Witter Hawaii Municipal Trust without the imposition of an exchange fee. Shares of Global Short-Term may be exchanged for Class B shares of any Morgan Stanley Dean Witter Multi-Class Fund. Additionally, shares of both funds may be exchanged for shares of Morgan Stanley Dean Witter Short-Term U.S. Treasury Trust, Morgan Stanley Dean Witter Limited Term Municipal Trust and Morgan Stanley Dean Witter Short-Term Bond Fund and the five Morgan Stanley Dean Witter Funds that are money market funds (the foregoing eight funds are collectively referred to as the "Exchange Funds"), without the imposition of an exchange fee.

    With respect to both funds, no CDSC is imposed at the time of any exchange, although any applicable CDSC will be imposed upon ultimate redemption. As noted above, no CDSC will be imposed on the World Wide Shares acquired in connection with the Reorganization. During the period of time a World Wide and Global Short-Term shareholder remains in an Exchange Fund, the holding period (for purposes of determining the CDSC rate) is frozen. Both Global Short-Term and World Wide provide telephone exchange privileges to their shareholders. For greater details relating to exchange privileges applicable to World Wide, see the section entitled "Shareholder Services" in World Wide's Prospectus.

    Shareholders of Global Short-Term and World Wide may redeem their shares for cash at any time at the net asset value per share next determined; however, such redemption proceeds may be reduced by the amount of any applicable CDSC. Both Global Short-Term and World Wide offer a reinstatement privilege whereby a shareholder who has not previously exercised such privilege whose shares have been redeemed or repurchased may, with respect to World Wide, within thirty-five days, and with respect to Global Short-Term, within thirty days after the date of redemption or repurchase, reinstate any portion or all of the proceeds thereof in shares of the same class from which such shares were redeemed or repurchased and receive a pro rata credit for any CDSC paid in connection with such redemption or repurchase. Global Short-Term and World Wide may redeem involuntarily, at net asset value, most accounts valued at less than $100.

    DIVIDENDS. World Wide declares dividends separately for each of its classes and declares and pays monthly dividends from the anticipated net investment income of the fund. Global Short-Term declares dividends on each day the New York Stock Exchange is open for business and pays them monthly. Both funds distribute net short-term and long-term capital gains, if any, at least annually. Each fund, however, may determine either to distribute or to retain all or part of any net long-term capital gains in any year for reinvestment. With respect to each fund, dividends and capital gains distributions are automatically reinvested in additional shares of the fund (and of the same class, with respect to World Wide) at net asset value unless the shareholder elects to receive cash.

    FORM OF ORGANIZATION. Global Short-Term is organized under the laws of Maryland; whereas, World Wide is organized under the laws of the Commonwealth of Massachusetts. Both types of organization allow the Board of Directors/Trustees to take certain action without obtaining shareholder approval. In addition, routine annual shareholder meetings are not required for either structure. Under Massachusetts law, shareholders of a business trust may, under certain limited circumstances, be held personally liable as partners for obligations of the fund. In the opinion of Massachusetts counsel to World Wide, however, the risk to fund shareholders of personal liability is remote. For additional information about World Wide's form of organization, see the section entitled "Additional Information" in World Wide's Prospectus.

    Effective June 22, 1998, World Wide's name was changed from Dean Witter World Wide Income Trust to Morgan Stanley Dean Witter World Wide Income Trust. On that date, Global Short-Term's name was changed from Dean Witter Global Short-Term Income Fund Inc. to Morgan Stanley Dean Witter Global Short-Term Income Fund Inc.

                             PRINCIPAL RISK FACTORS

    The net asset values of World Wide and Global Short-Term will fluctuate with changes in the market value of their respective portfolio securities. The market value of the funds' portfolio securities will increase or decrease due to a variety of economic, market and political factors, including movements in interest rates, which cannot be predicted. The funds' respective yields will also vary based on the yield of each fund's portfolio securities. Both funds invest a primary portion of their portfolio securities in fixed income securities which are subject to credit risk and interest rate risk. Credit risk relates to the ability of the issuer to meet interest and/or principal payments as they become due. Interest rate risk refers to fluctuations in the net asset value of a portfolio of fixed income securities resulting from changes in interest rates. World Wide may invest 65% of its total assets in securities rated BBB by S&P or Baa by Moody's (or if unrated, the securities are determined to be of comparable quality); whereas, Global Short-Term invests in higher rated securities (I.E., securities which have the two highest ratings issued by S&P (AAA or AA) and/or Moody's (Aaa or Aa)) (or if unrated, the securities are determined to be of comparable quality). Securities with ratings as low as BBB by S&P or Baa by Moody's may be considered to have a greater degree of credit risk than securities with higher ratings. Such securities are also considered to have speculative characteristics and changes in economic conditions or other circumstances are more likely to lead to a weakened capacity to make principal and interest payments than in the case of securities with higher ratings.

    Global Short-Term has a policy of investing in fixed income securities which have a remaining maturity (at the time of purchase) of not more than three years. World Wide does not have any stated policy on the maturities of its portfolio securities and, accordingly, may invest significantly in longer-term fixed income securities which may be subject to greater credit risk and price fluctuations than similar shorter-term securities.

    Both funds are subject to certain special risks relating to investments in foreign securities including, fluctuations in currency exchange rates (i.e., if a substantial portion of the funds' assets are denominated in foreign currencies which decrease in value with respect to the U.S. dollar, the value of the investor's shares and the distributions made thereon will decrease in value), foreign securities exchange controls and foreign tax rates. The foreign securities and markets in which the funds invest pose greater risks than those customarily associated with domestic securities and their markets. Both funds also are subject to the special risks relating to forward foreign currency contracts and options and futures contracts.

    Additionally, Global Short-Term is subject to the risks associated with its Bank Concentration Policy, such as adverse changes in economic and regulatory developments affecting the banking industry. By contrast, World Wide does not concentrate its investments in a particular industry. Global Short-Term invests in mortgage-and asset-backed securities which are subject to special risks including prepayments or refinancings of the assets underlying such securities, which may have an impact on the dividends paid and the net asset value of the fund's shares. World Wide does not invest in such securities.

    Both funds may enter into repurchase agreements and reverse repurchase agreements, and may purchase securities on a when-issued and delayed delivery basis, all of which involve certain special risks.

    The foregoing discussion is a summary of the principal risk factors. For a more complete discussion of the risks of each fund, see "Investment Objective and Policies -- Risk Considerations" in the Prospectus of Global Short-Term and "Investment Objectives and Policies -- Risk Considerations" in World Wide's Prospectus attached hereto and incorporated herein by reference.

                               THE REORGANIZATION

THE PROPOSAL

    The Board of Directors of Global Short-Term, including the Independent Directors, having reviewed the financial position of Global Short-Term and the prospects for achieving economies of scale through the Reorganization and having determined that the Reorganization is in the best interests of Global Short-Term and its Shareholders and that the interests of Shareholders will not be diluted as a result thereof, recommends approval of the Reorganization by Shareholders of Global Short-Term.

THE BOARD'S CONSIDERATION

    At a meeting held on October 28, 1998, the Board, including all of the Independent Directors, unanimously approved the Reorganization Agreement and determined to recommend that Shareholders approve the Reorganization Agreement. In reaching this decision, the Board made an extensive inquiry into a number of factors, particularly the comparative expenses currently incurred in the operations of Global Short-Term and

Class A of World Wide. The Board also considered other factors, including, but not limited to: the compatibility of the investment objectives, policies, restrictions and portfolios of Global Short-Term and World Wide; the terms and conditions of the Reorganization which would affect the price of shares to be issued in the Reorganization; the tax-free nature of the Reorganization; and any direct or indirect costs to be incurred by Global Short-Term and World Wide in connection with the Reorganization.

    In recommending the Reorganization to Shareholders, the Board of Global Short-Term considered that the Reorganization would have the following benefits to Shareholders:

    1. Once the Reorganization is consummated, the expenses which would be borne by Class A shares of the "combined fund" should be lower on a percentage basis than the actual expenses per share of Global Short-Term. The Board noted that notwithstanding Global Short-Term's lower management fees, Global Short-Term's total expense ratio was higher for its fiscal year ended October 31, 1997 than the expense ratio for Class A shares of World Wide for the same period. This is primarily due to the significantly lower Rule 12b-1 fees incurred by Class A shares of World Wide (0.25% of average daily net assets) compared to the 12b-1 fees paid by Global Short-Term (0.75% of average daily net assets). Furthermore, to the extent that the Reorganization would result in Shareholders becoming shareholders of a combined larger fund, further economies of scale could be achieved since various fixed expenses (E.G., auditing and legal) can be spread over a larger number of shares. The Board further noted that the combined fund is expected to have a lower expense ratio than the current ratio of World Wide.

    2. Shareholders would have a continued participation in a portfolio of fixed income securities of issuers throughout the world through investment in World Wide.

    3. The Reorganization will constitute a tax-free reorganization for Federal income tax purposes, and no gain or loss will be recognized by Global Short-Term or its Shareholders for Federal income tax purposes as a result of transactions included in the Reorganization.

    4. The Board also took into consideration that absent the Reorganization, World Wide will continue to compete for investor funds with Global Short-Term. The Reorganization should allow for more concentrated selling efforts to the benefit of both Global Short-Term and World Wide shareholders and avoid the inefficiencies associated with the operation and distribution of two similar funds.

    The Board of Trustees of World Wide, including a majority of Independent Trustees, has determined that the Reorganization is in the best interests of World Wide and its shareholders and that the interests of existing shareholders of World Wide will not be diluted as a result thereof. The transaction will enable World Wide to acquire investment securities which are consistent with World Wide's investment objective, without the brokerage costs attendant to the purchase of such securities in the market. Furthermore, the addition of assets to World Wide's portfolio may result in some of the economies of scale described above.

THE REORGANIZATION AGREEMENT

    The terms and conditions under which the Reorganization would be consummated, as summarized below, are set forth in the Reorganization Agreement. This summary is qualified in its entirety by reference to the Reorganization Agreement, a copy of which is attached as Exhibit A to this Proxy Statement and Prospectus.

    The Reorganization Agreement provides that (i) Global Short-Term will transfer all of its assets, including portfolio securities, cash (other than cash amounts retained by Global Short-Term as a "Cash Reserve" in the amount sufficient to discharge its liabilities not discharged prior to the Valuation Date (as defined below) and for expenses of the dissolution), cash equivalents and receivables to World Wide on the Closing Date in exchange for the assumption by World Wide of stated liabilities of Global Short-Term, including all expenses, costs, charges and reserves, as reflected on an unaudited statement of assets and liabilities of Global Short-Term prepared by the Treasurer of Global Short-Term as of the Valuation Date (as defined below) in accordance with generally accepted accounting principles consistently applied from the prior audited period, and the delivery of World Wide Shares; (ii) such World Wide Shares would be distributed to Shareholders on the Closing Date or as soon as practicable thereafter; (iii) Global Short-Term would be dissolved; and (iv) the outstanding shares of Global Short-Term would be canceled.

    The number of World Wide Shares to be delivered to Global Short-Term will be determined by dividing the aggregate net asset value of shares of Global Short-Term acquired by World Wide by the net asset value per share of Class A shares of World Wide; these values will be calculated as of the close of business of the New York Stock Exchange on the third business day following the receipt of the requisite approval by Shareholders of the Reorganization Agreement or at such other time as Global Short-Term and World Wide may agree (the "Valuation Date"). As an illustration, assume that on the Valuation Date, shares of Global Short-Term had an aggregate net asset value (not including any Cash Reserve of Global Short-Term) of $100,000. If the net asset value per Class A share of World Wide were $10 per share at the close of business on the Valuation Date, the number of World Wide Shares to be issued would be 10,000 ($100,000 divided by $10). These 10,000 Class A shares of World Wide would be distributed to the former shareholders of Global Short-Term. This example is given for illustration purposes only and does not bear any relationship to the dollar amounts or shares expected to be involved in the Reorganization.

    On the Closing Date or as soon as practicable thereafter, Global Short-Term will distribute pro rata to its Shareholders of record as of the close of business on the Valuation Date, the World Wide Shares it receives. Each Shareholder will receive Class A of shares of World Wide. World Wide will cause its transfer agent to credit and confirm an appropriate number of World Wide Shares to each Shareholder. Certificates for World Wide Shares will be issued upon written request of a Shareholder but only for whole shares, with fractional shares credited to the name of the Shareholder on the books of World Wide. Shareholders who wish to receive certificates representing their World Wide Shares must, after receipt of their confirmations, make a written request to World Wide's transfer agent, MSDW Trust, Harborside Financial Center, Jersey City, New Jersey 07311. Shareholders holding their shares in certificate form will be asked to surrender such certificates in connection with the Reorganization. Shareholders who do not surrender their certificates prior to the Closing Date will still receive their shares of World Wide; however, such Shareholders will not be able to redeem, transfer or exchange the World Wide Shares received until the old certificates have been surrendered.

    The Closing Date will be the Valuation Date. The consummation of the Reorganization is contingent upon the approval of the Reorganization by the Shareholders and the receipt of the other opinions and certificates set forth in Sections 6, 7 and 8 of the Reorganization Agreement and the occurrence of the events described in those Sections, certain of which may be waived by Global Short-Term or World Wide. The Reorganization Agreement may be amended in any mutually agreeable manner, except that no amendment may be made subsequent to the Meeting which would detrimentally affect the value of the shares of World Wide to be distributed. All expenses of this solicitation, including the cost of preparing and mailing the Proxy Statement and Prospectus, will be borne by Global Short-Term which expenses are not expected to exceed $150,000.

    The Reorganization Agreement may be terminated and the Reorganization abandoned at any time, before or after approval by Shareholders or by mutual consent of Global Short-Term and World Wide. In addition, either party may terminate the Reorganization Agreement upon the occurrence of a material breach of the

Reorganization Agreement by the other party or if, by July 30, 1999, any condition set forth in the Reorganization Agreement has not been fulfilled or waived by the party entitled to its benefits.

    Under the Reorganization Agreement, within one year after the Closing Date, Global Short-Term shall: either pay or make provision for all of its liabilities and distribute any remaining amount of the Cash Reserve (after paying or making provision for such liabilities and the estimated cost of making the distribution) to former shareholders of Global Short-Term that received World Wide Shares. Global Short-Term shall be dissolved and deregistered as an investment company promptly following the distribution of shares of World Wide to Shareholders of record of Global Short-Term.

    The effect of the Reorganization is that Shareholders who vote their shares in favor of the Reorganization Agreement are electing to sell their shares of Global Short-Term (at net asset value on the Valuation Date calculated after subtracting any Cash Reserve) and reinvest the proceeds in World Wide Shares at net asset value and without recognition of taxable gain or loss for Federal income tax purposes. See "Tax Aspects of the Reorganization" below. As noted in "Tax Aspects of the Reorganization" below, if Global Short-Term recognizes net gain from the sale of securities prior to the Closing Date, such gain, to the extent not offset by capital loss carryforwards, will be distributed to Shareholders prior to the Closing Date and will be taxable to Shareholders as capital gain.

    Shareholders will continue to be able to redeem their shares of Global Short-Term at net asset value next determined after receipt of the redemption request (subject to any applicable CDSC) until the close of business on the Closing Date. Redemption requests received by Global Short-Term thereafter will be treated as requests for redemption of shares of World Wide.

TAX ASPECTS OF THE REORGANIZATION

    At least one but not more than 20 business days prior to the Valuation Date, Global Short-Term will declare and pay a dividend or dividends which, together with all previous such dividends, will have the effect of distributing to Shareholders all of Global Short-Term's investment company taxable income for all periods since the inception of Global Short-Term through and including the Valuation Date (computed without regard to any dividends paid deduction), and all of Global Short-Term's net capital gain, if any, realized in such periods (after reduction for any capital loss carryforward).

    The Reorganization is intended to qualify for Federal income tax purposes as a tax-free reorganization under Section 368(a)(1)(C) of the Internal Revenue Code of 1986, as amended (the "Code"). Global Short-Term and World Wide have represented that, to their best knowledge, there is no plan or intention by Shareholders to redeem, sell, exchange or otherwise dispose of a number of World Wide Shares received in the transaction that would reduce Shareholders' ownership of World Wide Shares to a number of shares having a value, as of the Closing Date, of less than 50% of the value of all of the formerly outstanding Global Short-Term shares as of the same date. Global Short-Term and World Wide have each further represented that, as of the Closing Date, Global Short-Term and World Wide will qualify as regulated investment companies.

    As a condition to the Reorganization, Global Short-Term and World Wide will receive an opinion of Gordon Altman Butowsky Weitzen Shalov & Wein that, based on certain assumptions, facts, the terms of the Reorganization Agreement and additional representations set forth in the Reorganization Agreement or provided by Global Short-Term and World Wide:

    1. The transfer of substantially all of Global Short-Term's assets in exchange for the World Wide Shares and the assumption by World Wide of certain stated liabilities of Global Short-Term followed by the distribution by Global Short-Term of the World Wide Shares to Shareholders in exchange for their Global Short-Term shares will constitute a "reorganization" within the meaning of Section 368(a)(1)(C) of the Code, and Global Short-Term and World Wide will each be a "party to a reorganization" within the meaning of Section 368(b) of the Code;

    2. No gain or loss will be recognized by World Wide upon the receipt of the assets of Global Short-Term solely in exchange for the World Wide Shares and the assumption by World Wide of the stated liabilities of Global Short-Term;

    3. No gain or loss will be recognized by Global Short-Term upon the transfer of the assets of Global Short-Term to World Wide in exchange for the World Wide Shares and the assumption by World Wide of the stated liabilities or upon the distribution of World Wide Shares to Shareholders in exchange for their Global Short-Term shares;

    4. No gain or loss will be recognized by Shareholders upon the exchange of the shares of Global Short-Term for the World Wide;

    5. The aggregate tax basis for the World Wide Shares received by each of the Shareholders pursuant to the Reorganization will be the same as the aggregate tax basis of the shares in Global Short-Term held by each such Shareholder immediately prior to the Reorganization;

    6. The holding period of the World Wide Shares to be received by each Shareholder will include the period during which the shares in Global Short-Term surrendered in exchange therefor were held (provided such shares in Global Short-Term were held as capital assets on the date of the Reorganization);

    7. The tax basis of the assets of Global Short-Term acquired by World Wide will be the same as the tax basis of such assets to Global Short-Term immediately prior to the Reorganization; and

    8. The holding period of the assets of Global Short-Term in the hands of World Wide will include the period during which those assets were held by Global Short-Term.

    SHAREHOLDERS SHOULD CONSULT THEIR TAX ADVISORS REGARDING THE EFFECT, IF ANY, OF THE PROPOSED TRANSACTION IN LIGHT OF THEIR INDIVIDUAL CIRCUMSTANCES. BECAUSE THE FOREGOING DISCUSSION ONLY RELATES TO THE FEDERAL INCOME TAX CONSEQUENCES OF THE PROPOSED TRANSACTION, SHAREHOLDERS SHOULD ALSO CONSULT THEIR TAX ADVISORS AS TO STATE AND LOCAL TAX CONSEQUENCES, IF ANY, OF THE PROPOSED TRANSACTION.

DESCRIPTION OF SHARES

    World Wide Shares to be issued pursuant to the Reorganization Agreement will, when issued, be fully paid and non-assessable by World Wide and transferable without restrictions and will have no preemptive rights. For greater details regarding shares of World Wide, see "Purchase of Fund Shares" in the fund's Prospectus.

CAPITALIZATION TABLE (UNAUDITED)

    The following table sets forth the capitalization of World Wide and Global Short-Term as of October 31, 1998 and on a pro forma combined basis as if the Reorganization had occurred on that date:

                                                                                             SHARES      NET ASSET VALUE
                                                                             NET ASSETS    OUTSTANDING      PER SHARE
                                                                           --------------  -----------  -----------------
Global Short-Term........................................................  $   46,206,195   5,158,582       $    8.96
World Wide
  Class A................................................................  $    1,227,088     134,755       $    9.11
  Class B................................................................  $   81,610,993   8,949,878       $    9.12
  Class C................................................................  $      234,143      25,697       $    9.11
  Class D................................................................  $    1,005,959     110,347       $    9.12
Total World Wide (Class A-D).............................................  $   84,078,183      --              --

Combined Fund (pro forma)
  Class A................................................................  $   47,433,283   5,206,785       $    9.11
  Class B................................................................  $   81,610,993   8,949,878       $    9.12
  Class C................................................................  $      234,143      25,697       $    9.11
  Class D................................................................  $    1,005,959     110,347       $    9.12
Total Combined Fund (pro forma) (Class A-D)..............................  $  130,284,378      --              --

APPRAISAL RIGHTS

    Shareholders will have no appraisal rights in connection with the Reorganization.

         COMPARISON OF INVESTMENT OBJECTIVES, POLICIES AND RESTRICTIONS

INVESTMENT OBJECTIVES AND POLICIES

    Global Short-Term and World Wide have similar investment objectives and policies. The investment objective of Global Short-Term is to achieve as high a level of current income as is consistent with prudent investment risk. Similarly, the investment objective of World Wide is to provide a high level of current income and, as a secondary objective, the fund will seek appreciation in the value of its assets. Both funds seek to achieve their respective objectives by investing primarily in fixed income securities issued or guaranteed by the U.S. Government, its agencies or instrumentalities, or by foreign governments, or issued by foreign or U.S. companies. Global Short-Term invests primarily in fixed income securities with remaining maturities of not more than three years and with the two highest credit ratings issued by S&P (AAA or AA) and/or Moody's (Aaa or Aa) or if unrated, the securities are determined to be of comparable quality. World Wide, however, invests in securities within the four highest categories issued by S&P (AAA, AA, A or BBB) and/or Moody's (Aaa, Aa, A or Baa) or if unrated, the securities are determined to be of comparable quality. In addition, World Wide does not have a stated policy as to the remaining maturities of its fixed income investments.

    Both funds' assets are comprised of investments in the securities of issuers located in at least three different countries (including the U.S.). Additionally, Global Short-Term will invest at least 25% of its total assets in U.S. securities; whereas, World Wide does not have policy of concentrating more than 25% of its total assets in any country.

    Global Short-Term has a policy of investing, under normal market conditions, in securities denominated in at least three different currencies, including the U.S. dollar and, the fund will not invest more than 25% of its total assets in securities denominated in a single currency (with the exception of the U.S. dollar). World Wide has no such policies limiting investments in securities denominated in particular currencies.

    In addition, Global Short-Term has the Bank Concentration Policy (which is fundamental); whereas, World Wide does not have a policy of concentrating its investments in any industry.

    Additionally, Global Short-Term may invest in bonds or notes backed by pools of mortgages, or credit card, automobile or other types of receivables. World Wide does not invest in such securities.

    World Wide may invest in securities convertible into common stock; whereas, Global Short-Term may not invest in such securities.

    Except as noted above, the investment policies of both Global Short-Term and World Wide are not fundamental and may be changed by their respective Boards. The foregoing discussion is a summary of the principal differences between the investment policies of the funds. For a more complete discussion of each fund's policies, see "Investment Objective and Policies" in Global Short-Term's Prospectus and see "Investment Objectives and Policies" in World Wide's Prospectus and "Investment Practices and Policies" in each fund's Statement of Additional Information.

INVESTMENT RESTRICTIONS

    The investment restrictions adopted by Global Short-Term and World Wide as fundamental policies are similar and are summarized under the caption "Investment Restrictions" in their respective Prospectuses and Statements of Additional Information. A fundamental investment restriction cannot be changed without the vote of the majority of the outstanding voting securities of a fund, as defined in the 1940 Act. The material differences are as follows: (a) both funds are prohibited from investing 25% or more of the value of their total assets in securities of issuers in any one industry, except that Global Short-Term concentrates in the banking industry; (b) both funds are prohibited from borrowing money except that each may borrow from a bank for temporary or emergency purposes in amounts not exceeding 5% of its total assets, however, Global Short-Term has an additional fundamental limitation prohibiting it from purchasing portfolio securities while any borrowings, including reverse repurchase agreements, of the fund are outstanding; (c) World Wide has a fundamental restriction that it may not make short sales of securities; Global Short-Term has no such limitation; (d) World Wide has a fundamental restriction that it may not invest in securities of any issuer if, to the knowledge of the fund, any officer or trustee of the fund or any officer or director of the Investment Manager owns more than 1/2 of 1% of the outstanding securities of such issuer, and such officers, trustees and directors who own more than 1/2 of 1% own in the aggregate more than 5% of the outstanding securities of such issuers; Global Short-Term has no such limitation; and (e) Global Short-Term may not invest more than 5% of its net assets in warrants, including not more than 2% of such assets in warrants not listed on the New York or American Stock Exchange; World Wide has no such limitation.

    In addition, notwithstanding any other investment policy or restriction, World Wide may seek to achieve its investment objectives by investing all or substantially all of its assets in another investment company having substantially the same investment objectives and policies as the fund. Global Short-Term does not have this investment flexibility.

         ADDITIONAL INFORMATION ABOUT GLOBAL SHORT-TERM AND WORLD WIDE

GENERAL

    For a discussion of the organization and operation of World Wide and Global Short-Term, see "The Fund and its Management," "Investment Objective and Policies," "Investment Restrictions" and "Prospectus Summary" in, and the cover page of, their respective Prospectuses.

FINANCIAL INFORMATION

    For certain financial information about World Wide and Global Short-Term, see "Financial Highlights" and "Performance Information" in their respective Prospectuses.

MANAGEMENT

    For information about the respective Board of Trustees/Directors, investment manager and the Distributor of World Wide and Global Short-Term, see "The Fund and its Management" and "Investment Objective and Policies" in, and on the back cover of, their respective Prospectuses.

DESCRIPTION OF SECURITIES AND SHAREHOLDER INQUIRIES

    For a description of the nature and most significant attributes of shares of Global Short-Term and World Wide, and information regarding shareholder inquiries, see "Additional Information" in their respective Prospectuses.

DIVIDENDS, DISTRIBUTIONS AND TAXES

    For a discussion of World Wide's and Global Short-Term's policies with respect to dividends, distributions and taxes, see "Dividends, Distributions and Taxes" in their respective Prospectuses as well as the discussion herein under "Synopsis -- Purchases, Exchanges and Redemptions."

PURCHASES, REPURCHASES AND REDEMPTIONS

    For a discussion of how World Wide's and Global Short-Term's shares may be purchased, repurchased and redeemed, see "Purchase of Fund Shares," "Shareholder Services" and "Redemptions and Repurchases" in their respective Prospectuses.

                  MANAGEMENT'S DISCUSSION OF FUND PERFORMANCE

    For a discussion of World Wide's performance, see management's letter to shareholders in its Annual Report for its fiscal year ended October 31, 1998 accompanying this Proxy Statement and Prospectus. For a discussion of the performance of Global Short-Term, see its Annual Report for its fiscal year ended October 31, 1998 previously sent to Shareholders.

                        FINANCIAL STATEMENTS AND EXPERTS

    The financial statements of World Wide and Global Short-Term for their fiscal year ended October 31, 1998 that are incorporated by reference in the Statement of Additional Information relating to the Registration Statement on Form N-14, of which this Proxy Statement and Prospectus forms a part, have been audited by PricewaterhouseCoopers LLP, independent accountants. The financial statements have been incorporated by reference in reliance upon such reports given upon the authority of PricewaterhouseCoopers LLP as experts in accounting and auditing.

                                 LEGAL MATTERS

    Certain legal matters concerning the issuance of shares of World Wide will be passed upon by Gordon Altman Butowsky Weitzen Shalov & Wein, New York, New York. Such firm will rely on Lane Altman & Owens as to matters of Massachusetts law.

                             AVAILABLE INFORMATION


    Additional information about Global Short-Term and World Wide is available, as applicable, in the following documents which are incorporated herein by reference: (i) World Wide's Prospectus dated February 6, 1998, accompanying this Proxy Statement and Prospectus, which Prospectus forms a part of Post-Effective Amendment No. 11 to World Wide's Registration Statement on Form N-1A (File Nos. 33-26375; 811-5744); (ii) World Wide's Annual Report for its fiscal year ended October 31, 1998, accompanying this Proxy Statement and Prospectus; (iii) Global Short-Term's Prospectus dated February 10, 1998, which Prospectus forms a part of Post-Effective Amendment No. 8 to Global Short-Term's Registration Statement on Form N-1A (File Nos. 33-36217; 811-6148); and (iv) Global Short-Term's Annual Report for the fiscal year ended October 31, 1998. The foregoing documents may be obtained without charge by calling (800) 869-NEWS.


    Global Short-Term and World Wide are subject to the informational requirements of the Securities Exchange Act of 1934, as amended, and in accordance therewith, file reports and other information with the Commission. Proxy material, reports and other information about Global Short-Term and World Wide which are of public record can be inspected and copied at public reference facilities maintained by the Commission at Room 1204, Judiciary Plaza, 450 Fifth Street, NW, Washington, D.C. 20549 and certain of its regional offices, and copies of such materials can be obtained at prescribed rates from the Public Reference Branch, Office of Consumer Affairs and Information Services, Securities and Exchange Commission, Washington, D.C. 20549.

                                 OTHER BUSINESS

    Management of Global Short-Term knows of no business other than the matters specified above which will be presented at the Meeting. Since matters not known at the time of the solicitation may come before the Meeting, the proxy as solicited confers discretionary authority with respect to such matters as properly come before the Meeting, including any adjournment or adjournments thereof, and it is the intention of the persons named as attorneys-in-fact in the proxy to vote this proxy in accordance with their judgment on such matters.

                                          By Order of the Board of Directors,

                                          Barry Fink,
                                          SECRETARY


December 21, 1998

                                                                       EXHIBIT A

                      AGREEMENT AND PLAN OF REORGANIZATION

    THIS AGREEMENT AND PLAN OF REORGANIZATION ("Agreement") is made as of this 28th day of October 1998, by and between MORGAN STANLEY DEAN WITTER WORLD WIDE INCOME TRUST, a Massachusetts business trust ("World Wide") and MORGAN STANLEY DEAN WITTER GLOBAL SHORT-TERM INCOME FUND INC., a Maryland corporation ("Global Short-Term").

    This Agreement is intended to be and is adopted as a "plan of reorganization" within the meaning of Treas. Reg. 1.368-2(g), for a reorganization under Section 368(a)(1) of the Internal Revenue Code of 1986, as amended (the "Code"). The reorganization ("Reorganization") will consist of the transfer to World Wide of substantially all of the assets of Global Short-Term in exchange for the assumption by World Wide of all stated liabilities of Global Short-Term and the issuance by World Wide of Class A shares of beneficial interest (the "World Wide Shares"), to be distributed, after the Closing Date hereinafter referred to, to the shareholders of Global Short-Term in liquidation of Global Short-Term as provided herein, all upon the terms and conditions hereinafter set forth in this Agreement.

    In consideration of the premises and of the covenants and agreements hereinafter set forth, the parties hereto covenant and agree as follows:

1. THE REORGANIZATION AND LIQUIDATION OF GLOBAL SHORT-TERM

    1.1 Subject to the terms and conditions herein set forth and on the basis of the representations and warranties contained herein, Global Short-Term agrees to assign, deliver and otherwise transfer the Global Short-Term Assets (as defined in paragraph 1.2) to World Wide and World Wide agrees in exchange therefor to assume all of Global Short-Term's stated liabilities on the Closing Date as set forth in paragraph 1.3(a) and to deliver to Global Short-Term the number of World Wide Shares, including fractional World Wide Shares, determined by dividing the value of the Global Short-Term Assets, net of such stated liabilities, computed as of the Valuation Date (as defined in paragraph 2.1) in the manner set forth in paragraph 2.1, by the net asset value of a World Wide Share, computed at the time and date and in the manner set forth in paragraph
2.2. Such transactions shall take place at the closing provided for in paragraph
3.1 (the "Closing").

    1.2 (a) The "Global Short-Term Assets" shall consist of all property, including without limitation, all cash (other than the "Cash Reserve" (as defined in paragraph 1.3(b)), cash equivalents, securities and dividend and interest receivables owned by Global Short-Term, and any deferred or prepaid expenses shown as an asset on Global Short-Term's books on the Valuation Date.

        (b) On or prior to the Valuation Date, Global Short-Term will provide World Wide with a list of all of Global Short-Term's assets to be assigned, delivered and otherwise transferred to World Wide and of the stated liabilities to be assumed by World Wide pursuant to this Agreement. Global Short-Term reserves the right to sell any of the securities on such list but will not, without the prior approval of World Wide, acquire any additional securities other than securities of the type in which World Wide is permitted to invest and in amounts agreed to in writing by World Wide. World Wide will, within a reasonable time prior to the Valuation Date, furnish Global Short-Term with a statement of World Wide's investment objectives, policies and restrictions and a list of the securities, if any, on the list referred to in the first sentence of this paragraph that do not conform to World Wide's investment objective, policies and restrictions. In the event that Global Short-Term holds any investments that World Wide is not permitted to hold, Global Short-Term will dispose of such securities on or prior to the Valuation Date. In addition, if it is determined that the portfolios of Global Short-Term and World Wide, when aggregated, would contain investments exceeding certain percentage limitations imposed upon World Wide with respect to such investments, Global Short-Term, if requested by World Wide will, on or prior to the Valuation Date, dispose of and/or reinvest a sufficient amount of such investments as may be necessary to avoid violating such limitations as of the Closing Date (as defined in paragraph 3.1).

    1.3 (a) Global Short-Term will endeavor to discharge all of its liabilities and obligations on or prior to the Valuation Date. World Wide will assume all stated liabilities, which includes, without limitation, all expenses, costs, charges and reserves reflected on an unaudited Statement of Assets and Liabilities of Global Short-Term prepared by the Treasurer of Global Short-Term as of the Valuation Date in accordance with generally accepted accounting principles consistently applied from the prior audited period.

        (b) On the Valuation Date, Global Short-Term may establish a cash reserve, which shall not exceed 5% of Global Short-Term's net assets as of the close of business on the Valuation Date ("Cash Reserve") to be retained by Global Short-Term and used for the payment of its liabilities not discharged prior to the Valuation Date and for the expenses of liquidation.

    1.4 In order for Global Short-Term to comply with Section 852(a)(1) of the Code and to avoid having any investment company taxable income or net capital gain (as defined in Sections 852(b)(2) and 1222(11) of the Code, respectively) in the short taxable year ending with its liquidation, Global Short-Term will on or before the Valuation Date (a) declare a dividend in an amount large enough so that it will have declared dividends of all of its investment company taxable income and net capital gain, if any, for such taxable year (determined without regard to any deduction for dividends paid) and (b) distribute such dividend.

    1.5 On the Closing Date or as soon as practicable thereafter, Global Short-Term will distribute World Wide Shares received by Global Short-Term pursuant to paragraph 1.1 pro rata to its shareholders of record determined as of the close of business on the Valuation Date ("Global Short-Term Shareholders"). Such distribution will be accomplished by an instruction, signed by the Secretary of Global Short-Term, to transfer World Wide Shares then credited to Global Short-Term's account on the books of World Wide to open accounts on the books of World Wide in the names of the Global Short-Term Shareholders and representing the respective pro rata number of World Wide Shares due such Global Short-Term Shareholders. All issued and outstanding shares of Global Short-Term simultaneously will be canceled on Global Short-Term's books; however, share certificates representing interests in Global Short-Term will represent a number of World Wide Shares after the Closing Date as determined in accordance with paragraph 2.3. World Wide will issue certificates representing World Wide Shares in connection with such exchange only upon the written request of a Global Short-Term Shareholder.

    1.6 Ownership of World Wide Shares will be shown on the books of World Wide's transfer agent. World Wide Shares will be issued in the manner described in World Wide's current Prospectus and Statement of Additional Information.

    1.7 Any transfer taxes payable upon issuance of World Wide Shares in a name other than the registered holder of World Wide Shares on Global Short-Term's books as of the close of business on the Valuation Date shall, as a condition of such issuance and transfer, be paid by the person to whom World Wide Shares are to be issued and transferred.

    1.8 Any reporting responsibility of Global Short-Term is and shall remain the responsibility of Global Short-Term up to and including the date on which Global Short-Term is dissolved and deregistered pursuant to paragraph 1.9.

    1.9 Within one year after the Closing Date, Global Short-Term shall pay or make provision for the payment of all its liabilities and taxes, and distribute to the shareholders of Global Short-Term as of the close of business on the Valuation Date any remaining amount of the Cash Reserve (as reduced by the estimated cost of distributing it to shareholders). Global Short-Term shall be liquidated and dissolved as a Maryland corporation and deregistered as an investment company under the Investment Company Act of 1940, as amended ("1940 Act"), promptly following the making of all distributions pursuant to paragraph
1.5 and the reorganization.

    1.10 Copies of all books and records maintained on behalf of Global Short-Term in connection with its obligations under the 1940 Act, the Code, state blue sky laws or otherwise in connection with this Agreement will promptly after the Closing be delivered to officers of World Wide or their designee and World Wide or its designee shall comply with applicable record retention requirements to which Global Short-Term is subject under the 1940 Act.

2. VALUATION

    2.1 The value of the Global Short-Term Assets shall be the value of such assets computed as of 4:00 p.m. New York City time on the third day that the New York Stock Exchange is open for business following the receipt of the requisite approval by shareholders of Global Short-Term of this Agreement or at such time on such earlier or later date after such approval as may be mutually agreed upon in writing (such time and date being hereinafter called the "Valuation Date"), using the valuation procedures set forth in World Wide's then current Prospectus and Statement of Additional Information.

    2.2 The net asset value of a World Wide Share shall be the net asset value per share computed on the Valuation Date, using the valuation procedures set forth in World Wide's then current Prospectus and Statement of Additional Information.

    2.3 The number of World Wide Shares (including fractional shares, if any) to be issued hereunder shall be determined by dividing the value of the Global Short-Term Assets, net of the liabilities of Global Short-Term assumed by World Wide pursuant to paragraph 1.1, determined in accordance with paragraph 2.1, by the net asset value of a World Wide Share determined in accordance with paragraph 2.2.

    2.4 All computations of value shall be made by Morgan Stanley Dean Witter Services Company Inc. ("Services") in accordance with its regular practice in pricing World Wide. World Wide shall cause Services to deliver a copy of its valuation report at the Closing.

3. CLOSING AND CLOSING DATE

    3.1 The Closing shall take place on the Valuation Date (the "Closing Date"). The Closing shall be held as of 9:00 a.m. Eastern time, or at such other time as the parties may agree. The Closing shall be held in a location mutually agreeable to the parties hereto. All acts taking place at the Closing shall be deemed to take place simultaneously as of 9:00 a.m. Eastern time on the Closing Date unless otherwise provided.

    3.2 Portfolio securities held by Global Short-Term and represented by a certificate or other written instrument shall be presented by it or on its behalf to The Chase Manhattan Bank (the "Custodian"), as custodian for World Wide, for examination no later than five business days preceding the Valuation Date. Such portfolio securities (together with any cash or other assets) shall be delivered by Global Short-Term to the Custodian for the account of World Wide on or before the Closing Date in conformity with applicable custody provisions under the 1940 Act and duly endorsed in proper form for transfer in such condition as to constitute good delivery thereof in accordance with the custom of brokers. The portfolio securities shall be accompanied by all necessary federal and state stock transfer stamps or a check for the appropriate purchase price of such stamps. Portfolio securities and instruments deposited with a securities depository (as defined in Rule 17f-4 under the 1940
Act) shall be delivered on or before the Closing Date by book-entry in accordance with customary practices of such depository and the Custodian. The cash delivered shall be in the form of a Federal Funds wire, payable to the order of "The Chase Manhattan Bank, Custodian for Morgan Stanley Dean Witter World Wide Income Trust".

    3.3 In the event that on the Valuation Date, (a) the New York Stock Exchange shall be closed to trading or trading thereon shall be restricted or
(b) trading or the reporting of trading on such Exchange or elsewhere shall be disrupted so that, in the judgment of both World Wide and Global Short-Term, accurate appraisal of the value of the net assets of World Wide or the Global Short-Term Assets is impracticable, the Valuation Date shall be postponed until the first business day after the day when trading shall have been fully resumed without restriction or disruption and reporting shall have been restored.

    3.4 If requested, Global Short-Term shall deliver to World Wide or its designee (a) at the Closing, a list, certified by its Secretary, of the names, addresses and taxpayer identification numbers of the Global Short-Term Shareholders and the number and percentage ownership of outstanding Global Short-Term shares owned by each such Global Short-Term Shareholder, all as of the Valuation Date, and (b) as soon as practicable after the Closing, all original documentation (including Internal Revenue Service forms, certificates, certifications and correspondence) relating to the Global Short-Term Shareholders' taxpayer identification numbers and their liability for or exemption from back-up withholding. World Wide shall issue and deliver to such Secretary a confirmation evidencing delivery of World Wide Shares to be credited on the Closing Date to Global Short-Term or provide evidence satisfactory to Global Short-Term that such World Wide Shares have been credited to Global Short-Term's account on the books of World Wide. At the Closing, each party shall deliver to the other such bills of sale, checks, assignments, share certificates, if any, receipts or other documents as such other party or its counsel may reasonably request.

4. COVENANTS OF WORLD WIDE AND GLOBAL SHORT-TERM

    4.1 Except as otherwise expressly provided herein with respect to Global Short-Term, World Wide and Global Short-Term each will operate its business in the ordinary course between the date hereof and the Closing Date, it being understood that such ordinary course of business will include customary dividends and other distributions.

    4.2 World Wide will prepare and file with the Securities and Exchange Commission ("Commission") a registration statement on Form N-14 under the Securities Act of 1933, as amended ("1933 Act"), relating to World Wide Shares ("Registration Statement"). Global Short-Term will provide World Wide with the Proxy Materials as described in paragraph 4.3 below, for inclusion in the Registration Statement. Global Short-Term will further provide World Wide with such other information and documents relating to Global Short-Term as are reasonably necessary for the preparation of the Registration Statement.

    4.3 Global Short-Term will call a meeting of the Global Short-Term shareholders to consider and act upon this Agreement and to take all other action necessary to obtain approval of the transactions contemplated herein. Global Short-Term will prepare the notice of meeting, form of proxy and proxy statement (collectively, "Proxy Materials") to be used in connection with such meeting; provided that World Wide will furnish Global Short-Term with World Wide's currently effective prospectus for inclusion in the Proxy Materials and with such other information relating to World Wide as is reasonably necessary for the preparation of the Proxy Materials.

    4.4 Global Short-Term will assist World Wide in obtaining such information as World Wide reasonably requests concerning the beneficial ownership of Global Short-Term shares.

    4.5 Subject to the provisions of this Agreement, World Wide and Global Short-Term will each take, or cause to be taken, all action, and do or cause to be done, all things reasonably necessary, proper or advisable to consummate and make effective the transactions contemplated by this Agreement.

    4.6 Global Short-Term shall furnish or cause to be furnished to World Wide within 30 days after the Closing Date a statement of Global Short-Term's assets and liabilities as of the Closing Date, which statement shall be certified by the Treasurer of Global Short-Term and shall be in accordance with generally accepted accounting principles consistently applied. As promptly as practicable, but in any case within 60 days after the Closing Date, Global Short-Term shall furnish World Wide, in such form as is reasonably satisfactory to World Wide, a statement certified by the Treasurer of Global Short-Term's earnings and profits for federal income tax purposes that will be carried over to World Wide pursuant to Section 381 of the Code.

    4.7 As soon after the Closing Date as is reasonably practicable, Global Short-Term (a) shall prepare and file all federal and other tax returns and reports on behalf of Global Short-Term required by law to be filed with respect to all periods ending on or before the Closing Date but not theretofore filed and (b) shall pay all federal and other taxes shown as due thereon and/or all federal and other taxes that were unpaid as of the Closing Date, including without limitation, all taxes for which the provision for payment was made as of the Closing Date (as represented in paragraph 5.2(k)).

    4.8 World Wide agrees to use all reasonable efforts to obtain the approvals and authorizations required by the 1933 Act and the 1940 Act and to make such filings required by the state Blue Sky and securities laws as it may deem appropriate in order to continue its operations after the Closing Date.

5. REPRESENTATIONS AND WARRANTIES

    5.1  World Wide represents and warrants to Global Short-Term as follows:

        (a) World Wide is a validly existing Massachusetts business trust with full power to carry on its business as presently conducted;

        (b) World Wide is a duly registered, open-end, management investment company, and its registration with the Commission as an investment company under the 1940 Act and the registration of its shares under the 1933 Act are in full force and effect;

        (c) All of the issued and outstanding shares of World Wide have been offered and sold in compliance in all material respects with applicable registration requirements of the 1933 Act and state securities laws. Shares of World Wide are registered in all jurisdictions in which they are required to be registered under state securities laws and other laws, and said registrations, including any periodic reports or supplemental filings, are complete and current, all fees required to be paid have been paid, and World Wide is not subject to any stop order and is fully qualified to sell its shares in each state in which its shares have been registered;

        (d) The current Prospectus and Statement of Additional Information of World Wide conform in all material respects to the applicable requirements of the 1933 Act and the 1940 Act and the regulations thereunder and do not include any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading;

        (e) World Wide is not in, and the execution, delivery and performance of this Agreement will not result in a, material violation of any provision of World Wide's Declaration of Trust or By-Laws or of any agreement, indenture, instrument, contract, lease or other undertaking to which World Wide is a party or by which it is bound;

        (f) No litigation or administrative proceeding or investigation of or before any court or governmental body is presently pending or, to its knowledge, threatened against World Wide or any of its properties or assets which, if adversely determined, would materially and adversely affect its financial condition or the conduct of its business; and World Wide knows of no facts that might form the basis for the institution of such proceedings and is not a party to or subject to the provisions of any order, decree or judgment of any court or governmental body which materially and adversely affects, or is reasonably likely to materially and adversely affect, its business or its ability to consummate the transactions herein contemplated;

        (g) The Statement of Assets and Liabilities, Statement of Operations, Statement of Changes in Net Assets and Financial Highlights as of October 31, 1998, and for the year then ended, of World Wide certified by PricewaterhouseCoopers LLP (copies of which will be furnished to Global Short-Term), will fairly present, in all materials respects, World Wide's financial condition as of such date in accordance with generally accepted accounting principles, and its results of such operations, changes in its net assets and financial highlights for such period, and as of such date there would be no known liabilities of World Wide (contingent or otherwise) not disclosed therein that would be required in accordance with generally accepted accounting principles to be disclosed therein;

        (h) All issued and outstanding World Wide Shares are, and at the Closing Date will be, duly and validly issued and outstanding, fully paid and nonassessable with no personal liability attaching to the ownership thereof, except as set forth under the caption "Additional Information" in World Wide's current Prospectus incorporated by reference in the Registration Statement. World Wide does not have outstanding any options, warrants or other rights to subscribe for or purchase any of its shares;

        (i) The execution, delivery and performance of this Agreement have been duly authorized by all necessary action on the part of World Wide, and this Agreement constitutes a valid and binding obligation of World Wide enforceable in accordance with its terms, subject as to enforcement, to bankruptcy, insolvency, reorganization, moratorium and other laws relating to or affecting creditors' rights and to general equity principles. No other consents, authorizations or approvals are necessary in connection with World Wide's performance of this Agreement;

        (j) World Wide Shares to be issued and delivered to Global Short-Term, for the account of the Global Short-Term Shareholders, pursuant to the terms of this Agreement will at the Closing Date have been duly authorized and, when so issued and delivered, will be duly and validly issued World Wide Shares, and will be fully paid and non-assessable with no personal liability attaching to the ownership thereof, except as set forth under the caption "Additional Information" in World Wide's current Prospectus incorporated by reference in the Registration Statement;

        (k) All material Federal and other tax returns and reports of World Wide required by law to be filed on or before the Closing Date have been filed and are correct, and all Federal and other taxes shown as due or required to be shown as due on said returns and reports have been paid or provision has been made for the payment thereof, and to the best of World Wide's knowledge, no such return is currently under audit and no assessment has been asserted with respect to any such return;

        (l) For each taxable year since its inception, World Wide has met the requirements of Subchapter M of the Code for qualification and treatment as a "regulated investment company" and neither the execution or delivery of nor the performance of its obligations under this Agreement will adversely affect, and no other events are reasonably likely to occur which will adversely affect the ability of World Wide to continue to meet the requirements of Subchapter M of the Code;

        (m) Since October 31, 1997, there has been no change by World Wide in accounting methods, principles, or practices, including those required by generally accepted accounting principles and no such change is contemplated by World Wide;

        (n) The information furnished or to be furnished by World Wide for use in registration statements, proxy materials and other documents which may be necessary in connection with the transactions contemplated hereby shall be accurate and complete in all material respects and shall comply in all material respects with Federal securities and other laws and regulations applicable thereto; and

        (o) The Proxy Materials to be included in the Registration Statement (only insofar as they relate to World Wide) will, on the effective date of the Registration Statement and on the Closing Date, not contain any untrue statement of material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which such statements were made, not materially misleading.

    5.2  Global Short-Term represents and warrants to World Wide as follows:

        (a) Global Short-Term is a validly existing Maryland corporation with full power to carry on its business as presently conducted;

        (b) Global Short-Term is a duly registered, open-end, management investment company, and its registration with the Commission as an investment company under the 1940 Act and the registration of its shares under the 1933 Act are in full force and effect;

        (c) All of the issued and outstanding shares of common stock of Global Short-Term have been offered and sold in compliance in all material respects with applicable requirements of the 1933 Act and state securities laws. Shares of Global Short-Term are registered in all jurisdictions in which they are required to be registered and said registrations, including any periodic reports or supplemental filings, are complete and current, all fees required to be paid have been paid, and Global Short-Term is not subject to any stop order and is fully qualified to sell its shares in each state in which its shares have been registered;

        (d) The current Prospectus and Statement of Additional Information of Global Short-Term conform in all material respects to the applicable requirements of the 1933 Act and the 1940 Act and the regulations thereunder and do not include any untrue statement of material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading;

        (e) Global Short-Term is not, and the execution, delivery and performance of this Agreement will not result, in a material violation of any provision of the Articles of Incorporation or By-Laws of Global Short-Term or of any agreement, indenture, instrument, contract, lease or other undertaking to which Global Short-Term is a party or by which it is bound;

        (f) No litigation or administrative proceeding or investigation of or before any court or governmental body is presently pending or, to its knowledge, threatened against Global Short-Term or any of its properties or assets which, if adversely determined, would materially and adversely affect its financial condition or the conduct of its business; and Global Short-Term knows of no facts that might form the basis for the institution of such proceedings and is not a party to or subject to the provisions of any order, decree or judgment of any court or governmental body which materially and adversely affects, or is reasonably likely to materially and adversely affect, its business or its ability to consummate the transactions herein contemplated;

        (g) The Statement of Assets and Liabilities, Statement of Operations, Statement of Changes in Net Assets and Financial Highlights of Global Short-Term as of October 31, 1998, and for the year then ended, certified by PricewaterhouseCoopers LLP (copies of which will be furnished to World Wide) will fairly present, in all material respects, Global Short-Term's financial condition as of such date, and its results of operations, changes in its net assets and financial highlights for such period in accordance with generally accepted accounting principles, and as of such date there would be no known liabilities of Global Short-Term (contingent or otherwise) not disclosed therein that would be required in accordance with generally accepted accounting principles to be disclosed therein;

        (h) Global Short-Term has no material contracts or other commitments (other than this Agreement) that will be terminated with liability to it prior to the Closing Date;

        (i) All issued and outstanding shares of Global Short-Term are, and at the Closing Date will be, duly and validly issued and outstanding, fully paid and nonassessable with no personal liability attaching to the ownership thereof. Global Short-Term does not have outstanding any options, warrants or other rights to subscribe for or purchase any of its shares, nor is there outstanding any security convertible to any of its shares. All such shares will, at the time of Closing, be held by the persons and in the amounts set forth in the list of shareholders submitted to World Wide pursuant to paragraph 3.4;

        (j) The execution, delivery and performance of this Agreement will have been duly authorized prior to the Closing Date by all necessary action on the part of Global Short-Term, and subject to the approval of Global Short-Term's shareholders, this Agreement constitutes a valid and binding obligation of Global Short-Term, enforceable in accordance with its terms, subject as to enforcement to bankruptcy, insolvency, reorganization, moratorium and other laws relating to or affecting creditors' rights and to general equity principles. No other consents, authorizations or approvals are necessary in connection with the performance of this Agreement by Global Short-Term;

        (k) All material federal and other tax returns and reports of Global Short-Term required by law to be filed on or before the Closing Date shall have been filed and are correct and all Federal and other taxes shown as due or required to be shown as due on said returns and reports have been paid or provision has been made for the payment thereof, and to the best of Global Short-Term's knowledge, no such return is currently under audit and no assessment has been asserted with respect to any such return;

        (l) For each taxable year since its inception, Global Short-Term has met all the requirements of Subchapter M of the Code for qualification and treatment as a "regulated investment company" and neither the execution or delivery of nor the performance of its obligations under this Agreement will adversely affect, and no other events are reasonably likely to occur which will adversely affect the ability of Global Short-Term to continue to meet the requirements of Subchapter M of the Code;

        (m) At the Closing Date, Global Short-Term will have good and valid title to the Global Short-Term Assets, subject to no liens (other than the obligation, if any, to pay the purchase price of portfolio securities purchased by Global Short-Term which have not settled prior to the Closing Date), security interests or other encumbrances, and full right, power and authority to assign, deliver and otherwise transfer such assets hereunder, and upon delivery and payment for such assets, World Wide will acquire good and marketable title thereto, subject to no restrictions on the full transfer thereof, including any restrictions as might arise under the 1933 Act;

        (n) On the effective date of the Registration Statement, at the time of the meeting of Global Short-Term's shareholders and on the Closing Date, the Proxy Materials (exclusive of the currently effective World Wide's Prospectus contained therein) will (i) comply in all material respects with the provisions of the 1933 Act, the Securities Exchange Act of 1934, as amended (the "1934 Act") and the 1940 Act and the regulations thereunder and (ii) not contain any untrue statement of material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading. Any other information furnished by Global Short-Term for use in the Registration Statement or in any other manner that may be necessary in connection with the transactions contemplated hereby shall be accurate and complete and shall comply in all material respects with applicable federal securities and other laws and regulations thereunder;

        (o) Global Short-Term will, on or prior to the Valuation Date, declare one or more dividends or other distributions to shareholders that, together with all previous dividends and other distributions to shareholders, shall have the effect of distributing to the shareholders all of its investment company taxable income and net capital gain, if any, through the Valuation Date (computed without regard to any deduction for dividends paid);

        (p) Global Short-Term has maintained or has caused to be maintained on its behalf all books and accounts as required of a registered investment company in compliance with the requirements of Section 31 of the 1940 Act and the Rules thereunder; and

        (q) Global Short-Term is not acquiring World Wide Shares to be issued hereunder for the purpose of making any distribution thereof other than in accordance with the terms of this Agreement.

6. CONDITIONS PRECEDENT TO OBLIGATIONS OF GLOBAL SHORT-TERM

    The obligations of Global Short-Term to consummate the transactions provided for herein shall be subject, at its election, to the performance by World Wide of all the obligations to be performed by it hereunder on or before the Closing Date and, in addition thereto, the following conditions:

    6.1 All representations and warranties of World Wide contained in this Agreement shall be true and correct in all material respects as of the date hereof and, except as they may be affected by the transactions contemplated by this Agreement, as of the Closing Date with the same force and effect as if made on and as of the Closing Date;

    6.2 World Wide shall have delivered to Global Short-Term a certificate of its President and Treasurer, in a form reasonably satisfactory to Global Short-Term and dated as of the Closing Date, to the effect that the representations and warranties of World Wide made in this Agreement are true and correct at and as of the Closing Date, except as they may be affected by the transactions contemplated by this Agreement, and as to such other matters as Global Short-Term shall reasonably request;

    6.3 Global Short-Term shall have received a favorable opinion from Gordon Altman Butowsky Weitzen Shalov & Wein, counsel to World Wide, dated as of the Closing Date, to the effect that:

        (a) World Wide is a validly existing Massachusetts business trust, and has the power to own all of its properties and assets to carry on its business as presently conducted (Massachusetts counsel may be relied upon in delivering such opinion); (b) World Wide is a duly registered, open-end, management investment company, and its registration with the Commission as an investment company under the 1940 Act is in full force and effect; (c) this Agreement has been duly authorized, executed and delivered by World Wide and, assuming that the Registration Statement complies with the 1933 Act, the 1934 Act and the 1940 Act and regulations thereunder and assuming due authorization, execution and delivery of this Agreement by Global Short-Term, is a valid and binding obligation of World Wide enforceable against World Wide in accordance with its terms, subject as to enforcement, to bankruptcy, insolvency, reorganization, moratorium and other laws relating to or affecting creditors' rights and to general equity principles; (d) World Wide Shares to be issued to Global Short-Term Shareholders as provided by this Agreement are duly authorized and upon such delivery will be validly issued and outstanding and fully paid and nonassessable (except as set forth under the caption "Additional Information" in World Wide's Prospectus), and no shareholder of World Wide has any preemptive rights to subscription or purchase in respect thereof (Massachusetts counsel may be relied upon in delivering such opinion); (e) the execution and delivery of this Agreement did not, and the consummation of the transactions contemplated hereby will not, violate World Wide's Declaration of Trust or By-Laws; and (f) to the knowledge of such counsel, no consent, approval, authorization or order of any court or governmental authority of the United States or any state is required for the consummation by World Wide of the transactions contemplated herein, except such as have been obtained under the 1933 Act, the 1934 Act and the 1940 Act and such as may be required under state securities laws; and

    6.4 As of the Closing Date, there shall have been no material change in the investment objective, policies and restrictions nor any increase in the investment management fees from those described in World Wide's Prospectus and Statement of Additional Information dated February 6, 1998.

7. CONDITIONS PRECEDENT TO OBLIGATIONS OF WORLD WIDE

    The obligations of World Wide to complete the transactions provided for herein shall be subject, at its election, to the performance by Global Short-Term of all the obligations to be performed by it hereunder on or before the Closing Date and, in addition thereto, the following conditions:

    7.1 All representations and warranties of Global Short-Term contained in this Agreement shall be true and correct in all material respects as of the date hereof and, except as they may be affected by the transactions contemplated by this Agreement, as of the Closing Date with the same force and effect as if made on and as of the Closing Date;

    7.2 Global Short-Term shall have delivered to World Wide at the Closing a certificate of its President and its Treasurer, in form and substance satisfactory to World Wide and dated as of the Closing Date, to the effect that the representations and warranties of Global Short-Term made in this Agreement are true and correct at and as of the Closing Date, except as they may be affected by the transactions contemplated by this Agreement, and as to such other matters as World Wide shall reasonably request;

    7.3 Global Short-Term shall have delivered to World Wide a statement of the Global Short-Term Assets and its liabilities, together with a list of Global Short-Term's portfolio securities and other assets showing the respective adjusted bases and holding periods thereof for income tax purposes, as of the Closing Date, certified by the Treasurer of Global Short-Term;

    7.4 Global Short-Term shall have delivered to World Wide within three business days after the Closing a letter from PricewaterhouseCoopers LLP dated as of the Closing Date stating that (a) such firm has performed a limited review of the federal and state income tax returns of Global Short-Term for each of the last three taxable years and, based on such limited review, nothing came to their attention that caused them to believe that such returns did not properly reflect, in all material respects, the federal and state income tax liabilities of Global Short-Term for the periods covered thereby, (b) for the period from October 31, 1998 to and including the Closing Date, such firm has performed a limited review (based on unaudited financial data) to ascertain the amount of applicable federal, state and local taxes and has determined that same either have been paid or reserves have been established for payment of such taxes, and, based on such limited review, nothing came to their attention that caused them to believe that the taxes paid or reserves set aside for payment of such taxes were not adequate in all material respects for the satisfaction of all federal, state and local tax liabilities for the period from October 31, 1998 to and including the Closing Date and (c) based on such limited reviews, nothing came to their attention that caused them to believe that Global Short-Term would not qualify as a regulated investment company for federal income tax purposes for any such year or period;

    7.5 World Wide shall have received at the Closing a favorable opinion from Gordon Altman Butowsky Weitzen Shalov & Wein, counsel to Global Short-Term, dated as of the Closing Date to the effect that:

        (a) Global Short-Term is a validly existing Maryland corporation and has the power to own all of its properties and assets and to carry on its business as presently conducted (Maryland counsel may be relied upon in delivering such opinion); (b) Global Short-Term is a duly registered, open-end, management investment company under the 1940 Act, and its registration with the Commission as an investment company under the 1940 Act is in full force and effect; (c) this Agreement has been duly authorized, executed and delivered by Global Short-Term and, assuming that the Registration Statement complies with the 1933 Act, the 1934 Act and the 1940 Act and the regulations thereunder and assuming due authorization, execution and delivery of this Agreement by World Wide, is a valid and binding obligation of Global Short-Term enforceable against Global Short-Term in accordance with its terms, subject as to enforcement, to bankruptcy, insolvency, reorganization, moratorium and other laws relating to or affecting creditors' rights and to general equity principles; (d) the execution and delivery of this Agreement did not, and the consummation of the transactions contemplated hereby will not, violate the Articles of Incorporation or By-Laws of Global Short-Term; and (e) to the knowledge of such counsel, no consent, approval, authorization or order of any court or governmental authority of the United States or any state is required for the consummation by Global Short-Term of the transactions contemplated herein, except such as have been obtained under the 1933 Act, the 1934 Act and the 1940 Act and such as may be required under state securities laws; and

    7.6 On the Closing Date, the Global Short-Term Assets shall include no assets that World Wide, by reason of limitations of the World Wide's Declaration of Trust or otherwise, may not properly acquire.

8. FURTHER CONDITIONS PRECEDENT TO OBLIGATIONS OF WORLD WIDE AND GLOBAL
  SHORT-TERM

    The obligations of Global Short-Term and World Wide hereunder are each subject to the further conditions that on or before the Closing Date:

    8.1 This Agreement and the transactions contemplated herein shall have been approved by the requisite vote of the holders of the outstanding shares of Global Short-Term in accordance with the provisions of the Articles of Incorporation of Global Short-Term, and certified copies of the resolutions evidencing such approval shall have been delivered to World Wide;

    8.2 On the Closing Date, no action, suit or other proceeding shall be pending before any court or governmental agency in which it is sought to restrain or prohibit, or obtain damages or other relief in connection with, this Agreement or the transactions contemplated herein;

    8.3 All consents of other parties and all other consents, orders and permits of federal, state and local regulatory authorities (including those of the Commission and of state Blue Sky and securities authorities, including "no-action" positions of and exemptive orders from such federal and state authorities) deemed necessary by World Wide or Global Short-Term to permit consummation, in all material respects, of the transactions contemplated herein shall have been obtained, except where failure to obtain any such consent, order or permit would not involve risk of a material adverse effect on the assets or properties of World Wide or Global Short-Term;

    8.4 The Registration Statement shall have become effective under the 1933 Act, no stop orders suspending the effectiveness thereof shall have been issued and, to the best knowledge of the parties hereto, no investigation or proceeding for that purpose shall have been instituted or be pending, threatened or contemplated under the 1933 Act;

    8.5 Global Short-Term shall have declared and paid a dividend or dividends and/or other distribution or distributions that, together with all previous such dividends or distributions, shall have the effect of distributing to the Global Short-Term Shareholders all of Global Short-Term's investment company taxable income (computed without regard to any deduction for dividends paid) and all of its net capital gain (after reduction for any capital loss carry-forward and computed without regard to any deduction for dividends paid) for all taxable years ending on or before the Closing Date; and

    8.6 The parties shall have received a favorable opinion of the law firm of Gordon Altman Butowsky Weitzen Shalov & Wein (based on such representations as such law firm shall reasonably request), addressed to World Wide and Global Short-Term, which opinion may be relied upon by the shareholders of Global Short-Term, substantially to the effect that, for federal income tax purposes:

        (a) The transfer of substantially all of Global Short-Term's assets in exchange for World Wide Shares and the assumption by World Wide of certain stated liabilities of Global Short-Term followed by the distribution by Global Short-Term of World Wide Shares to the Global Short-Term Shareholders in exchange for their Global Short-Term shares will constitute a "reorganization" within the meaning of Section 368(a)(1)(C) of the Code, and Global Short-Term and World Wide will each be a "party to a reorganization" within the meaning of
Section 368(b) of the Code;

        (b) No gain or loss will be recognized by World Wide upon the receipt of the assets of Global Short-Term solely in exchange for World Wide Shares and the assumption by World Wide of the stated liabilities of Global Short-Term;

        (c) No gain or loss will be recognized by Global Short-Term upon the transfer of the assets of Global Short-Term to World Wide in exchange for World Wide Shares and the assumption by World Wide of the stated liabilities or upon the distribution of World Wide Shares to the Global Short-Term Shareholders in exchange for their Global Short-Term shares;

        (d) No gain or loss will be recognized by the Global Short-Term Shareholders upon the exchange of the Global Short-Term shares for World Wide Shares;

        (e) The aggregate tax basis for World Wide Shares received by each Global Short-Term Shareholder pursuant to the Reorganization will be the same as the aggregate tax basis of the Global Short-Term Shares held by each such Global Short-Term Shareholder immediately prior to the Reorganization;

        (f) The holding period of World Wide Shares to be received by each Global Short-Term Shareholder will include the period during which the Global Short-Term shares surrendered in exchange therefor were held (provided such Global Short-Term Shares were held as capital assets on the date of the Reorganization);

        (g) The tax basis of the assets of Global Short-Term acquired by World Wide will be the same as the tax basis of such assets to Global Short-Term immediately prior to the Reorganization; and

        (h) The holding period of the assets of Global Short-Term in the hands of World Wide will include the period during which those assets were held by Global Short-Term.

    Notwithstanding anything herein to the contrary, neither World Wide nor Global Short-Term may waive the conditions set forth in this paragraph 8.6.

9. FEES AND EXPENSES

    9.1 (a) World Wide shall bear its expenses incurred in connection with the entering into, and carrying out of, the provisions of this Agreement, including legal, accounting, Commission registration fees and Blue Sky expenses. Global Short-Term shall bear its expenses in connection with the entering into, and carrying out of, the provisions of this Agreement, including legal and accounting fees, printing, filing and proxy solicitation expenses and portfolio transfer taxes (if any) incurred in connection with the consummation of the transactions contemplated herein.

        (b) In the event the transactions contemplated herein are not consummated by reason of Global Short-Term being either unwilling or unable to go forward (other than by reason of the nonfulfillment or failure of any condition to Global Short-Term's obligations specified in this Agreement), Global Short-Term's only obligation hereunder shall be to reimburse World Wide for all reasonable out-of-pocket fees and expenses incurred by World Wide in connection with those transactions.

        (c) In the event the transactions contemplated herein are not consummated by reason of World Wide being either unwilling or unable to go forward (other than by reason of the nonfulfillment or failure of any condition to World Wide's obligations specified in this Agreement), World Wide's only obligation hereunder shall be to reimburse Global Short-Term for all reasonable out-of-pocket fees and expenses incurred by Global Short-Term in connection with those transactions.

10. ENTIRE AGREEMENT; SURVIVAL OF WARRANTIES

    10.1 This Agreement constitutes the entire agreement between the parties.

    10.2 The representations, warranties and covenants contained in this Agreement or in any document delivered pursuant hereto or in connection herewith shall survive the consummation of the transactions contemplated herein, except that the representations, warranties and covenants of Global Short-Term hereunder shall not survive the complete liquidation of Global Short-Term in accordance with Section 1.9.

11. TERMINATION

    11.1 This Agreement may be terminated and the transactions contemplated hereby may be abandoned at any time prior to the Closing:

        (a) by the mutual written consent of Global Short-Term and World Wide;

        (b) by either World Wide or Global Short-Term by notice to the other, without liability to the terminating party on account of such termination (providing the termination party is not otherwise in material default or breach of this Agreement) if the Closing shall not have occurred on or before June 30, 1999; or

        (c) by either World Wide or Global Short-Term in writing without liability to the terminating party on account of such termination (provided the terminating party is not otherwise in material default or breach of this Agreement), if (i) the other party shall fail to perform in any material respect its agreements contained herein required to be performed on or prior to the Closing Date, (ii) the other party materially breaches any of its representations, warranties or covenants contained herein, (iii) the Global Short-Term shareholders fail to approve this Agreement at any meeting called for such purpose at which a quorum was present or (iv) any other condition herein expressed to be precedent to the obligations of the terminating party has not been met and it reasonably appears that it will not or cannot be met.

    11.2 (a) Termination of this Agreement pursuant to paragraphs 11.1 (a) or
(b) shall terminate all obligations of the parties hereunder and there shall be no liability for damages on the part of World Wide or Global Short-Term or the directors/trustees or officers of World Wide or Global Short-Term, to any other party or its directors/trustees or officers.

        (b) Termination of this Agreement pursuant to paragraph 11.1 (c) shall terminate all obligations of the parties hereunder and there shall be no liability for damages on the part of World Wide or Global Short-Term or the directors/trustees or officers of World Wide or Global Short-Term, except that any party in breach of this Agreement shall, upon demand, reimburse the non-breaching party for all reasonable out-of-pocket fees and expenses incurred in connection with the transactions contemplated by this Agreement, including legal, accounting and filing fees.

12. AMENDMENTS

    This Agreement may be amended, modified or supplemented in such manner as may be mutually agreed upon in writing by the parties.

13. MISCELLANEOUS

    13.1 The article and paragraph headings contained in this Agreement are for reference purposes only and shall not affect in any way the meaning or interpretation of this Agreement.

    13.2 This Agreement may be executed in any number of counterparts, each of which shall be deemed an original.

    13.3 This Agreement shall be governed by and construed in accordance with the laws of the Commonwealth of Massachusetts.

    13.4 This Agreement shall bind and inure to the benefit of the parties hereto and their respective successors and assigns, but no assignment or transfer hereof or of any rights or obligations hereunder shall be made by any party without the written consent of the other party. Nothing herein expressed or implied is intended or shall be construed to confer upon or give any person, firm or corporation, other than the parties hereto and their respective successors and assigns, any rights or remedies under or by reason of this Agreement.

    13.5 The obligations and liabilities of World Wide hereunder are solely those of World Wide. It is expressly agreed that no shareholder, nominee, director, officer, agent, or employee of World Wide shall be personally liable hereunder. The execution and delivery of this Agreement have been authorized by the trustees of World

Wide and signed by authorized officers of World Wide acting as such, and neither such authorization by such trustees nor such execution and delivery by such officers shall be deemed to have been made by any of them individually or to impose any liability on any of them personally.

    13.6 The obligations and liabilities of Global Short-Term hereunder are solely those of Global Short-Term. lt is expressly agreed that no shareholder, nominee, director, officer, agent, or employee of Global Short-Term shall be personally liable hereunder. The execution and delivery of this Agreement have been authorized by the directors of Global Short-Term and signed by authorized officers of Global Short-Term acting as such, and neither such authorization by such directors nor such execution and delivery by such officers shall be deemed to have been made by any of them individually or to impose any liability on any of them personally.

    In Witness Whereof, each of the parties hereto has caused this Agreement to be executed by a duly authorized officer.

                                MORGAN STANLEY DEAN WITTER
                                WORLD WIDE INCOME TRUST

                                By:       /s/ CHARLES A. FIUMEFREDDO
                                     -------------------------------------
                                     Name:  Charles A. Fiumefreddo
                                     Title: Chairman

                                MORGAN STANLEY DEAN WITTER
                                GLOBAL SHORT-TERM INCOME FUND INC.

                                By:             /s/ BARRY FINK
                                     -------------------------------------
                                     Name:  Barry Fink
                                     Title: Vice President

                                                                       Exhibit B

              PROSPECTUS
              FEBRUARY 6, 1998

              Dean Witter World Wide Income Trust (the "Fund") is an open-end, non-diversified management investment company, whose primary investment objective is to provide a high level of current income. As a secondary objective, the Fund will seek appreciation in the value of its assets. The Fund seeks to achieve its investment objectives by investing primarily in fixed-income securities issued or guaranteed by foreign governments, issued by foreign or U.S. companies, or issued or guaranteed by the U.S. Government, its agencies and instrumentalities. (See "Investment Objectives and Policies.")

               The Fund offers four classes of shares (each, a "Class"), each with a different combination of sales charges, ongoing fees and other features. The different distribution arrangements permit an investor to choose the method of purchasing shares that the investor believes is most beneficial given the amount of the purchase, the length of time the investor expects to hold the shares and other relevant circumstances. (See "Purchase of Fund Shares--Alternative Purchase Arrangements.")

               This Prospectus sets forth concisely the information you should know before investing in the Fund. It should be read and retained for future reference. Additional information about the Fund is contained in the Statement of Additional Information, dated February 6, 1998, which has been filed with the Securities and Exchange Commission, and which is available at no charge upon request of the Fund at the address or telephone numbers listed on this page. The Statement of Additional Information is incorporated herein by reference.

     DEAN WITTER DISTRIBUTORS INC.
      DISTRIBUTOR

      TABLE OF CONTENTS

Prospectus Summary/2
Summary of Fund Expenses/4
Financial Highlights/6
The Fund and Its Management/9
Investment Objectives and Policies/9
  Risk Considerations/12
Investment Restrictions/20
Purchase of Fund Shares/21
Shareholder Services/33
Redemptions and Repurchases/36
Dividends, Distributions and Taxes/37
Performance Information/38
Additional Information/39

SHARES OF THE FUND ARE NOT DEPOSITS OR OBLIGATIONS OF, OR GUARANTEED OR ENDORSED BY, ANY BANK, AND THE SHARES ARE NOT FEDERALLY INSURED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION, THE FEDERAL RESERVE BOARD, OR ANY OTHER AGENCY.

THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION NOR HAS THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

    Dean Witter
    World Wide Income Trust
    Two World Trade Center
    New York, New York 10048
    (212) 392-2550 or
    (800) 869-NEWS (toll-free)

PROSPECTUS SUMMARY
--------------------------------------------------------------------------------

The                 The Fund is organized as a Trust, commonly known as a Massachusetts business trust, and is an open-end,
Fund                non-diversified management investment company. The Fund invests primarily in fixed-income securities issued or guaranteed by foreign governments, issued by foreign or U.S. companies, or issued or guaranteed by the U.S.
                    Government, its agencies and instrumentalities.
------------------------------------------------------------------------------------------------------------------------------------
Shares Offered      Shares of beneficial interest with $0.01 par value (see page 39). The Fund offers four Classes of shares, each with a different combination of sales charges, ongoing fees and other features (see pages 21-32).
------------------------------------------------------------------------------------------------------------------------------------
Minimum             The minimum initial investment for each Class is $1,000 ($100 if the account is opened through EasyInvest-SM-).
Purchase            Class D shares are only available to persons investing $5 million ($25 million for certain qualified plans) or more and to certain other limited categories of investors. For the purpose of meeting the minimum $5 million (or
                    $25 million) investment for Class D shares, and subject to the $1,000 minimum initial investment for each Class of the Fund, an investor's existing holdings of Class A shares and shares of funds for which Dean Witter
                    InterCapital Inc. serves as investment manager ("Dean Witter Funds") that are sold with a front-end sales charge, and concurrent investments in Class D shares of the Fund and other Dean Witter Funds that are multiple class funds, will be aggregated. The minimum subsequent investment is $100 (see page 21).
------------------------------------------------------------------------------------------------------------------------------------
Investment          The primary investment objective of the Fund is to provide a high level of current income. As a secondary
Objectives          objective, the Fund will seek appreciation in the value of its assets (see page 9).
------------------------------------------------------------------------------------------------------------------------------------
Investment          Dean Witter InterCapital Inc. ("InterCapital"), the Investment Manager of the Fund, and its wholly-owned
Manager             subsidiary, Dean Witter Services Company Inc., serve in various investment management, advisory, management and administrative capacities to 103 investment companies and other portfolios with assets of approximately $102.9 billion at December 31, 1997 (see page 9).
------------------------------------------------------------------------------------------------------------------------------------
Management          The Investment Manager receives a monthly fee at the annual rate of 0.75% of the Fund's daily net assets, scaled
Fee                 down at various asset levels to 0.30% of the Fund's daily net assets on assets in excess of $1 billion (see page
                    9).
------------------------------------------------------------------------------------------------------------------------------------
Distributor and     Dean Witter Distributors Inc. (the "Distributor"). The Fund has adopted a distribution plan pursuant to Rule
Distribution Fee    12b-1 under the Investment Company Act (the "12b-1 Plan") with respect to the distribution fees paid by the
                    Class A, Class B and Class C shares of the Fund to the Distributor. The entire 12b-1 fee payable by Class A and a portion of the 12b-1 fee payable by each of Class B and Class C equal to 0.20% of the average daily net assets of Class B and 0.25% of the average daily net assets of Class C are currently each characterized as a service fee within the meaning of the National Association of Securities Dealers, Inc. guidelines. The remaining portion of the 12b-1 fee, if any, is characterized as an asset-based sales charge (see pages 21 and 30).
------------------------------------------------------------------------------------------------------------------------------------
Alternative         Four classes of shares are offered:
Purchase
Arrangements        - Class A shares are offered with a front-end sales charge, starting at 4.25% and reduced for larger purchases.
                    Investments of $1 million or more (and investments by certain other limited categories of investors) are not subject to any sales charge at the time of purchase but a contingent deferred sales charge ("CDSC") of 1.0% may be imposed on redemptions within one year of purchase. The Fund is authorized to reimburse the Distributor for specific expenses incurred in promoting the distribution of the Fund's Class A shares and servicing shareholder accounts pursuant to the Fund's 12b-1 Plan. Reimbursement may in no event exceed an amount equal to payments at an annual rate of 0.25% of average daily net assets of the Class (see pages 21, 25 and 30).

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

                    - Class B shares are offered without a front-end sales charge, but will in most cases be subject to a CDSC
                    (scaled down from 5.0% to 1.0%) if redeemed within six years after purchase. The CDSC will be imposed on any redemption of shares if after such redemption the aggregate current value of a Class B account with the Fund falls below the aggregate amount of the investor's purchase payments made during the six years preceding the redemption. A different CDSC schedule applies to investments by certain qualified plans. Class B shares are also subject to a 12b-1 fee assessed at the annual rate of 0.85% of the lesser of: (a) the average daily net sales of the Fund's Class B shares or (b) the average daily net assets of Class B. All shares of the Fund held prior to
                    July 28, 1997 have been designated Class B shares. Shares held before May 1, 1997 will convert to Class A shares in May, 2007. In all other instances, Class B shares convert to Class A shares approximately ten years after the date of the original purchase (see pages 21, 27 and 30).
                    - Class C shares are offered without a front-end sales charge, but will in most cases be subject to a CDSC of
                    1.0% if redeemed within one year after purchase. The Fund is authorized to reimburse the Distributor for specific expenses incurred in promoting the distribution of the Fund's Class C shares and servicing shareholder accounts pursuant to the Fund's 12b-1 Plan. Reimbursement may in no event exceed an amount equal to payments at an annual rate of 0.85% of average daily net assets of the Class (see pages 21, 29 and 30).
                    - Class D shares are offered only to investors meeting an initial investment minimum of $5 million ($25 million for certain qualified plans) and to certain other limited categories of investors. Class D shares are offered without a front-end sales charge or CDSC and are not subject to any 12b-1 fee (see pages 21 and 30).
------------------------------------------------------------------------------------------------------------------------------------
Dividends and       Dividends from net investment income are declared and paid monthly. Capital gains, if any, are paid at least
Capital Gains       annually. The Fund may, however, determine to retain all or part of any net long-term capital gains in any year
Distributions       for reinvestment. Dividends and capital gains distributions paid on shares of a Class are automatically reinvested in additional shares of the same Class at net asset value unless the shareholder elects to receive cash. Shares acquired by dividend and distribution reinvestment will not be subject to any sales charge or CDSC
                    (see pages 33 and 37).
------------------------------------------------------------------------------------------------------------------------------------
Redemption          Shares are redeemable by the shareholder at net asset value less any applicable CDSC on Class A, Class B or
                    Class C shares. An account may be involuntarily redeemed if the total value of the account is less than $100 or, if the account was opened through EasyInvest-SM-, if after twelve months the shareholder has invested less than
                    $1,000 in the account (see page 36).
------------------------------------------------------------------------------------------------------------------------------------
Special             The net asset value of the Fund's shares will fluctuate with changes in the market value of its portfolio
Risk                securities. The Fund is a non-diversified investment company and, as such, is not subject to the diversification
Considerations      requirements of the Investment Company Act of 1940, as amended (see page 10). In addition, it should be recognized that the foreign securities and markets in which the Fund will invest pose different and possibly greater risks than those customarily associated with domestic securities and their markets. Moreover, investors should consider other risks associated with a portfolio of international securities, including fluctuations in foreign currency exchange rates (i.e., if a substantial portion of the Fund's assets are denominated in foreign currencies which decrease in value with respect to the U.S. dollar, the value of the investor's shares and the distributions made on those shares will, likewise, decrease in value), foreign securities exchange controls and foreign tax rates, as well as investments in forward currency contracts, options and futures contracts (see pages 12-19).

--------------------------------------------------------------------------------

  THE ABOVE IS QUALIFIED IN ITS ENTIRETY BY THE DETAILED INFORMATION APPEARING
         ELSEWHERE IN THE PROSPECTUS AND IN THE STATEMENT OF ADDITIONAL
                                  INFORMATION.

SUMMARY OF FUND EXPENSES
--------------------------------------------------------------------------------

    The following table illustrates all expenses and fees that a shareholder of the Fund will incur. The expenses and fees set forth in the table are based on the expenses and fees for the fiscal year ended October 31, 1997.

                                                                                   CLASS A    CLASS B    CLASS C    CLASS D
                                                                                  ---------   -------   ---------   -------
SHAREHOLDER TRANSACTION EXPENSES
--------------------------------------------------------------------------------
Maximum Sales Charge Imposed on Purchases (as a percentage of offering price)...   4.25%(1)    None      None        None
Sales Charge Imposed on Dividend Reinvestments..................................   None        None      None        None
Maximum Contingent Deferred Sales Charge (as a percentage of original purchase
  price or redemption proceeds).................................................   None(2)     5.00%(3)  1.00%(4)    None
Redemption Fees.................................................................   None        None      None        None
Exchange Fee....................................................................   None        None      None        None
ANNUAL FUND OPERATING EXPENSES (AS A PERCENTAGE OF AVERAGE NET ASSETS)
--------------------------------------------------------------------------------
Management Fees.................................................................   0.75%       0.75%     0.75%       0.75%
12b-1 Fees (5) (6)..............................................................   0.25%       0.85%     0.85%       None
Other Expenses..................................................................   0.42%       0.42%     0.42%       0.42%
Total Fund Operating Expenses (7)...............................................   1.42%       2.02%     2.02%       1.17%

------------
(1) REDUCED FOR PURCHASES OF $25,000 AND OVER (SEE "PURCHASE OF FUND SHARES--INITIAL SALES CHARGE ALTERNATIVE--CLASS A SHARES").
(2) INVESTMENTS THAT ARE NOT SUBJECT TO ANY SALES CHARGE AT THE TIME OF PURCHASE ARE SUBJECT TO A CDSC OF 1.00% THAT WILL BE IMPOSED ON REDEMPTIONS MADE WITHIN ONE YEAR AFTER PURCHASE, EXCEPT FOR CERTAIN SPECIFIC CIRCUMSTANCES (SEE "PURCHASE OF FUND SHARES--INITIAL SALES CHARGE ALTERNATIVE--CLASS A SHARES").
(3) THE CDSC IS SCALED DOWN TO 1.00% DURING THE SIXTH YEAR, REACHING ZERO THEREAFTER.
(4) ONLY APPLICABLE TO REDEMPTIONS MADE WITHIN ONE YEAR AFTER PURCHASE (SEE "PURCHASE OF FUND SHARES-- LEVEL LOAD ALTERNATIVE--CLASS C SHARES").
(5) THE 12b-1 FEE IS ACCRUED DAILY AND PAYABLE MONTHLY. THE ENTIRE 12b-1 FEE PAYABLE BY CLASS A AND A PORTION OF THE 12b-1 FEE PAYABLE BY EACH OF CLASS B AND CLASS C EQUAL TO 0.20% OF THE AVERAGE DAILY NET ASSETS OF CLASS B AND 0.25% OF THE AVERAGE DAILY NET ASSETS OF CLASS C ARE CURRENTLY EACH CHARACTERIZED AS A SERVICE FEE WITHIN THE MEANING OF NATIONAL ASSOCIATION OF SECURITIES DEALERS, INC. ("NASD") GUIDELINES AND ARE PAYMENTS MADE FOR PERSONAL SERVICE AND/OR MAINTENANCE OF SHAREHOLDER ACCOUNTS. THE REMAINDER OF THE 12b-1 FEE, IF ANY, IS AN ASSET-BASED SALES CHARGE, AND IS A DISTRIBUTION FEE PAID TO THE DISTRIBUTOR TO COMPENSATE IT FOR THE SERVICES PROVIDED AND THE EXPENSES BORNE BY THE DISTRIBUTOR AND OTHERS IN THE DISTRIBUTION OF THE FUND'S SHARES (SEE "PURCHASE OF FUND SHARES--PLAN OF DISTRIBUTION").
(6) UPON CONVERSION OF CLASS B SHARES TO CLASS A SHARES, SUCH SHARES WILL BE SUBJECT TO THE LOWER 12b-1 FEE APPLICABLE TO CLASS A SHARES. NO SALES CHARGE IS IMPOSED AT THE TIME OF CONVERSION OF CLASS B SHARES TO CLASS A SHARES. CLASS C SHARES DO NOT HAVE A CONVERSION FEATURE AND, THEREFORE, ARE SUBJECT TO AN ONGOING 0.85% DISTRIBUTION FEE (SEE "PURCHASE OF FUND SHARES--ALTERNATIVE PURCHASE ARRANGEMENTS").
(7) THERE WERE NO OUTSTANDING SHARES OF CLASS A, CLASS C OR CLASS D PRIOR TO JULY 28, 1997. ACCORDINGLY, "TOTAL FUND OPERATING EXPENSES," AS SHOWN ABOVE WITH RESPECT TO THOSE CLASSES, ARE ESTIMATES BASED UPON THE SUM OF 12b-1 FEES, MANAGEMENT FEES AND ESTIMATED "OTHER EXPENSES."

--------------------------------------------------------------------------------

EXAMPLES                                                                                      1 Year   3 Years   5 Years   10 Years
--------------------------------------------------------------------------------------------  ------   -------   -------   --------
You would pay the following expenses on a $1,000 investment assuming (1) a 5% annual return and (2) redemption at the end of each time period:
    Class A.................................................................................   $56       $86      $117       $205
    Class B.................................................................................   $71       $93      $129       $235
    Class C.................................................................................   $31       $63      $109       $235
    Class D.................................................................................   $12       $37      $ 64       $142

You would pay the following expenses on the same $1,000 investment assuming no redemption at the end of the period:
    Class A.................................................................................   $56       $86      $117       $205
    Class B.................................................................................   $21       $63      $109       $235
    Class C.................................................................................   $21       $63      $109       $235
    Class D.................................................................................   $12       $37      $ 64       $142

    THE ABOVE EXAMPLES SHOULD NOT BE CONSIDERED A REPRESENTATION OF PAST OR FUTURE EXPENSES OR PERFORMANCE. ACTUAL EXPENSES OF EACH CLASS MAY BE GREATER OR LESS THAN THOSE SHOWN.

    The purpose of this table is to assist the investor in understanding the various costs and expenses that an investor in the Fund will bear directly or indirectly. For a more complete description of these costs and expenses, see "The Fund and its Management," "Purchase of Fund Shares--Plan of Distribution" and "Redemptions and Repurchases."

    Long-term shareholders of Class B and Class C may pay more in sales charges, including distribution fees, than the economic equivalent of the maximum front-end sales charges permitted by the NASD.

FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------

    The following ratios and per share data for a share of beneficial interest outstanding throughout each period have been audited by Price Waterhouse LLP, independent accountants. The financial highlights should be read in conjunction with the financial statements, the notes thereto and the unqualified report of independent accountants, which are contained in the Statement of Additional Information. Further information about the performance of the Fund is contained in the Fund's Annual Report to Shareholders, which may be obtained without charge upon request to the Fund.

                                                                FOR THE YEAR ENDED OCTOBER 31,
                                   -----------------------------------------------------------------------------------------
CLASS B SHARES                      1997**++       1996         1995         1994         1993         1992         1991
                                   -----------  -----------  -----------  -----------  -----------  -----------  -----------
PER SHARE OPERATING PERFORMANCE:
Net asset value, beginning of
 period..........................   $    9.33     $    9.08    $    8.55    $    9.39    $    9.11    $    9.11    $   10.38
                                   -----------  -----------  -----------  -----------  -----------  -----------  -----------
Net investment income............        0.55          0.60         0.55         0.55         0.59         0.62         0.82
Net realized and unrealized gain
 (loss)..........................        0.07          0.48         0.48        (0.92)        0.27         0.01        (0.99)
                                   -----------  -----------  -----------  -----------  -----------  -----------  -----------
Total from investment
 operations......................        0.62          1.08         1.03        (0.37)        0.86         0.63        (0.17)
                                   -----------  -----------  -----------  -----------  -----------  -----------  -----------
Less dividends and distributions
 from:
   Net investment income.........       (0.92)        (0.83)       (0.50)       (0.22)       (0.58)       (0.63)       (0.86)
   Net realized gain.............          --            --           --           --           --           --        (0.24)
   Paid-in-capital...............          --            --           --        (0.25)          --           --           --
                                   -----------  -----------  -----------  -----------  -----------  -----------  -----------
Total dividends and
 distributions...................       (0.92)        (0.83)       (0.50)       (0.47)       (0.58)       (0.63)       (1.10)
                                   -----------  -----------  -----------  -----------  -----------  -----------  -----------
Net asset value, end of period...   $    9.03     $    9.33    $    9.08    $    8.55    $    9.39    $    9.11    $    9.11
                                   -----------  -----------  -----------  -----------  -----------  -----------  -----------
                                   -----------  -----------  -----------  -----------  -----------  -----------  -----------

TOTAL INVESTMENT RETURN+.........       7.05%        12.60%       12.45%      (3.99)%        9.72%        7.13%      (1.75)%

RATIOS TO AVERAGE NET ASSETS:
Expenses.........................       2.02%         1.96%        1.93%        1.91%        1.87%        1.87%        1.76%
Net investment income............       6.07%         6.39%        6.21%        5.87%        6.39%        6.78%        8.45%

SUPPLEMENTAL DATA:
Net assets, end of period, in
 thousands.......................     $94,556      $114,022     $138,165     $179,563     $275,319     $324,185     $421,051
Portfolio turnover rate..........        345%          263%         254%         229%         229%         214%         245%

                                                 FOR THE PERIOD
                                                 MARCH 30, 1989*
                                                     THROUGH
CLASS B SHARES                        1990      OCTOBER 31, 1989
                                   -----------  -----------------
PER SHARE OPERATING PERFORMANCE:
Net asset value, beginning of
 period..........................    $    9.55       $   10.00
                                   -----------         -------
Net investment income............         0.95            0.49
Net realized and unrealized gain
 (loss)..........................         0.78           (0.45)
                                   -----------         -------
Total from investment
 operations......................         1.73            0.04
                                   -----------         -------
Less dividends and distributions
 from:
   Net investment income.........        (0.90)          (0.49)
   Net realized gain.............           --              --
   Paid-in-capital...............           --              --
                                   -----------         -------
Total dividends and
 distributions...................        (0.90)          (0.49)
                                   -----------         -------
Net asset value, end of period...    $   10.38       $    9.55
                                   -----------         -------
                                   -----------         -------
TOTAL INVESTMENT RETURN+.........       19.22%           0.40%   (1)
RATIOS TO AVERAGE NET ASSETS:
Expenses.........................        1.81%           1.90%   (2)
Net investment income............        9.76%           9.10%   (2)
SUPPLEMENTAL DATA:
Net assets, end of period, in
 thousands.......................     $462,709        $388,578
Portfolio turnover rate..........         109%            113%   (1)

---------------
 * COMMENCEMENT OF OPERATIONS.
** PRIOR TO JULY 28, 1997, THE FUND ISSUED ONE CLASS OF SHARES. ALL SHARES OF
   THE FUND HELD PRIOR TO THAT DATE HAVE BEEN DESIGNATED AS CLASS B SHARES.
 ++ THE PER SHARE AMOUNTS WERE COMPUTED USING AN AVERAGE NUMBER OF SHARES
    OUTSTANDING DURING THE PERIOD.
 + DOES NOT REFLECT THE DEDUCTION OF SALES CHARGE. CALCULATED BASED ON THE NET
   ASSET VALUE AS OF THE LAST BUSINESS DAY OF THE PERIOD.
(1) NOT ANNUALIZED.
(2) ANNUALIZED.

--------------------------------------------------------------------------------

                                                                         FOR THE PERIOD
                                                                         JULY 28, 1997*
                                                                            THROUGH
                                                                          OCTOBER 31,
CLASS A SHARES                                                               1997++
                                                                        ----------------
PER SHARE OPERATING PERFORMANCE:
Net asset value, beginning of period..................................      $  8.97
                                                                             ------
Net investment income.................................................         0.15
Net realized and unrealized gain......................................         0.05
                                                                             ------
Total from investment operations......................................         0.20
                                                                             ------
Less dividends from net investment income.............................        (0.15)
                                                                             ------
Net asset value, end of period........................................      $  9.02
                                                                             ------
                                                                             ------
TOTAL INVESTMENT RETURN+..............................................         2.27%(1)
RATIOS TO AVERAGE NET ASSETS:
Expenses..............................................................         1.46%(2)
Net investment income.................................................         6.69%(2)
SUPPLEMENTAL DATA:
Net assets, end of period, in thousands...............................         $682
Portfolio turnover rate...............................................          345%

CLASS C SHARES
PER SHARE OPERATING PERFORMANCE:
Net asset value, beginning of period..................................      $  8.97
                                                                             ------
Net investment income.................................................         0.14
Net realized and unrealized gain......................................         0.05
                                                                             ------
Total from investment operations......................................         0.19
                                                                             ------
Less dividends from net investment income.............................        (0.14)
                                                                             ------
Net asset value, end of period........................................      $  9.02
                                                                             ------
                                                                             ------
TOTAL INVESTMENT RETURN+..............................................         2.12%(1)
RATIOS TO AVERAGE NET ASSETS:
Expenses..............................................................         2.00%(2)
Net investment income.................................................         5.89%(2)
SUPPLEMENTAL DATA:
Net assets, end of period, in thousands...............................         $111
Portfolio turnover rate...............................................          345%

-------------
 * THE DATE SHARES WERE FIRST ISSUED.
 ++ THE PER SHARE AMOUNTS WERE COMPUTED USING AN AVERAGE NUMBER OF SHARES
    OUTSTANDING DURING THE PERIOD.
 + DOES NOT REFLECT THE DEDUCTION OF SALES CHARGE. CALCULATED BASED ON THE NET
   ASSET VALUE AS OF THE LAST BUSINESS DAY OF THE PERIOD.
(1) NOT ANNUALIZED.
(2) ANNUALIZED.

--------------------------------------------------------------------------------

                                                                         FOR THE PERIOD
                                                                         JULY 28, 1997*
                                                                            THROUGH
                                                                          OCTOBER 31,
                                                                             1997++
                                                                        ----------------
CLASS D SHARES
PER SHARE OPERATING PERFORMANCE:
Net asset value, beginning of period..................................      $  8.97
                                                                             ------
Net investment income.................................................         0.16
Net realized and unrealized gain......................................         0.05
                                                                             ------
Total from investment operations......................................         0.21
                                                                             ------
Less dividends from net investment income.............................        (0.15)
                                                                             ------
Net asset value, end of period........................................      $  9.03
                                                                             ------
                                                                             ------
TOTAL INVESTMENT RETURN+..............................................         2.44%(1)

RATIOS TO AVERAGE NET ASSETS:
Expenses..............................................................         1.16%(2)
Net investment income.................................................         6.83%(2)

SUPPLEMENTAL DATA:
Net assets, end of period, in thousands...............................          $39
Portfolio turnover rate...............................................          345%

-------------
 * THE DATE SHARES WERE FIRST ISSUED.
 ++ THE PER SHARE AMOUNTS WERE COMPUTED USING AN AVERAGE NUMBER OF SHARES
    OUTSTANDING DURING THE PERIOD.
 + CALCULATED BASED ON THE NET ASSET VALUE AS OF THE LAST BUSINESS DAY OF THE
   PERIOD.
(1) NOT ANNUALIZED.
(2) ANNUALIZED.

THE FUND AND ITS MANAGEMENT
--------------------------------------------------------------------------------

    Dean Witter World Wide Income Trust (the "Fund") is an open-end, non-diversified management investment company. The Fund is a trust of the type commonly known as a "Massachusetts business trust" and was organized under the laws of Massachusetts on October 14, 1988.

    Dean Witter InterCapital Inc. ("InterCapital" or (the "Investment Manager"), whose address is Two World Trade Center, New York, New York 10048, is the Fund's Investment Manager. The Investment Manager, which was incorporated in July, 1992, is a wholly-owned subsidiary of Morgan Stanley, Dean Witter, Discover & Co., a preeminent global financial services firm that maintains leading market positions in each of its three primary businesses -- securities, asset management and credit services.

    InterCapital and its wholly-owned subsidiary, Dean Witter Services Company Inc., serve in various investment management, advisory, management and administrative capacities to 103 investment companies, 29 of which are listed on the New York Stock Exchange, with combined total assets of approximately $98.9 billion as of December 31, 1997. The Investment Manager also manages portfolios of pension plans, other institutions and individuals which aggregated approximately $4 billion at such date.

    The Fund has retained the Investment Manager to provide administrative services, manage its business affairs and manage the investment of the Fund's assets, including the placing of orders for the purchase and sale of portfolio securities. InterCapital has retained Dean Witter Services Company Inc. to perform the aforementioned administrative services for the Fund.

    The Fund's Trustees review the various services provided by or under the direction of the Investment Manager to ensure that the Fund's general investment policies and programs are being properly carried out and that administrative services are being provided to the Fund in a satisfactory manner.

    As full compensation for the services and facilities furnished to the Fund and for expenses of the Fund assumed by the Investment Manager, the Fund pays the Investment Manager monthly compensation calculated daily at an annual rate of 0.75% of the daily net assets of the Fund up to $250 million, scaled down at various asset levels to 0.30% of the daily net assets of the Fund exceeding $1 billion. For the fiscal year ended October 31, 1997, the Fund accrued total compensation to the Investment Manager amounting to 0.75% of the Fund's average daily net assets and the total expenses of Class B amounted to 2.02% of the average daily net assets of Class B. Shares of Class A, Class C and Class D were first issued on July 28, 1997. The expenses of the Fund include: the fee of the Investment Manager; the fee pursuant to the Plan of Distribution (see "Purchase of Fund Shares"); taxes; transfer agent, custodian and auditing fees; certain legal fees; and printing and other expenses relating to the Fund's operations which are not expressly assumed by the Investment Manager under its Investment Management Agreement with the Fund.

INVESTMENT OBJECTIVES AND POLICIES
--------------------------------------------------------------------------------

    The primary investment objective of the Fund is to provide a high level of current income. As a secondary objective, the Fund will seek appreciation in the value of its assets. The Fund will attempt to achieve its investment objectives by investing primarily in a portfolio of fixed-income securities issued by foreign and U.S. corporations or issued or guaranteed by foreign governments, government agencies or government subdivisions, supranational organizations (or any subdivision thereof) and the U.S. Government, its agencies and instrumentalities. There can be no assurance that the Fund will achieve its objectives. The investment objectives are fundamental policies of the Fund and, as such, may not be changed without the approval of the shareholders of the Fund.

    The Fund may invest in securities issued by government entities or corporations of any single nation and which are denominated in any single currency. The Investment Manager will, however, actively allocate the Fund's investments among various geographic regions, nations, currencies and corporations or governmental entities in its attempt to maximize the dividends paid on the Fund's shares and, if possible, the appreciation of their value. In addition, it is the Fund's policy that, during normal market conditions, its assets will be comprised of investments in the securities of issuers located in at least three separate nations (which may include the United States). The Investment Manager will consider such factors as the yield of individual securities, the anticipated appreciation of such securities, the state of the economies of the countries in which the investments are made, the levels of inflation existing in such countries, the liquidity and financial soundness of the markets in which such securities trade, the levels of inflation existing within the relevant country and the current and anticipated relationships of such countries' currencies to the U.S. dollar. The currency in which the Fund's securities will be principally denominated will be a function of these factors in that, at any given time, the Investment Manager may determine, after review of these factors, that the fixed-income securities in a given country are superior to the fixed-income securities in a different country, and, accordingly, increase the proportion of the Fund's assets denominated in the currency of the country with the superior investment climate.

    It is anticipated that the securities held by the Fund in its portfolio will be denominated, principally, in the following currencies: the United States dollar, Australian dollar, New Zealand dollar, German mark, Japanese yen, French franc, British pound, Canadian dollar, Mexican peso, Swiss franc, Dutch guilder, Belgian franc, Swedish kronor, Italian lira, Finnish markka and European Currency Unit (a weighted composite of the currencies of member states of the European Monetary System). Securities of issuers within a given country may be denominated in the currency of a different country.

    The U.S. Government securities in which the Fund may invest include U.S. Treasury bonds, notes and bills, which are direct obligations of the U.S. Government as well as in securities issued or guaranteed by agencies and instrumentalities of the U.S. Government. Some of the securities of such agencies and instrumentalities are backed by the full faith and credit of the U.S. (e.g., the Government National Mortgage Association), while others are not backed by the full faith and credit of the U.S. but are backed by the credit of the issuing agency or instrumentality (e.g., the Federal Home Loan Bank) or are backed by an existing line of credit with the U.S. Treasury from which its issuing agency or instrumentality may borrow (e.g., the Federal National Mortgage Association).

    The Fund may invest in fixed-income securities issued or guaranteed by supranational organizations. Such organizations are entities designated or supported by a government or government entity to promote economic development, and include, among others, the Asian Development Bank, the European Coal and Steel Community, the European Economic Community and the World Bank. These organizations do not have taxing authority and are dependent upon their members for payments of interest and principal. Each supranational entity's lending activities are limited to a percentage of its total capital (including "callable capital" contributed by members at the entity's call), reserves and net income. Securities issued by supranational organizations may be denominated in U.S. dollars or in foreign currencies.

    In seeking to achieve its objectives, the Fund will normally invest at least 65% of its assets in fixed-income securities issued or guaranteed by the U.S. Government, its agencies and instrumentalities or fixed-income securities issued by U.S. corporations, foreign governments, foreign corporations or other entities which have been rated within the four highest categories as determined by Moody's Investors Service, Inc. ("Moody's") (Aaa, Aa, A or Baa) or Standard & Poor's Corporation ("S&P") (AAA, AA, A or BBB), or which are unrated by such rating agencies but which are deemed to be of comparable quality by the Investment Manager. The ratings of fixed-income securities by Moody's and S&P are a generally accepted barometer of credit risk. Fixed-income securities rated Baa by Moody's have certain speculative characteristics. A description of S&P and Moody's ratings is contained in the Statement of Additional Information.

    The types of fixed-income securities invested in by the Fund include straight debt obligations of varying maturities, such as bonds, notes, bills, debentures, equipment lease and trust certificates, conditional sales contracts, commercial paper, commercial bank obligations, obligations of savings institutions, bankers' acceptances, Eurodollar certificates of deposit and fixed and adjustable rate preferred stocks.

    The Fund may invest without limitation in notes and commercial paper, the principal amount of which is indexed to certain specific foreign currency exchange rates. Indexed notes and commercial paper typically provide that their principal amount is adjusted upwards or downwards (but not below zero) at maturity to reflect fluctuations in the exchange rate between two currencies during the period the obligation is outstanding, depending on the terms of the specific security. In selecting the two currencies, the Investment Manager will consider the correlation and relative yields of various currencies. The Fund will purchase an indexed obligation using the currency in which it is denominated and, at maturity, will receive interest and principal payments thereon in that currency. The amount of principal payable by the issuer at maturity, however, will vary (i.e., increase or decrease) in response to the change (if any) in the exchange rates between the two specified currencies during the period from the date the instrument is issued to its maturity date. The potential for realizing gains as a result of changes in foreign currency exchange rates may enable the Fund to hedge the currency in which the obligation is denominated (or to effect cross-hedges against other currencies) against a decline in the U.S. dollar value of investments denominated in foreign currencies, while providing an attractive money market rate of return. The Fund will purchase such indexed obligations to generate current income or for hedging purposes and will not speculate in such obligations.

    Under normal conditions, a percentage of the short-term investments in the Fund's portfolio may be money market securities. Money market securities include short-term obligations issued or guaranteed by the U.S. Government or foreign governments or issued by such governments' respective agencies and instrumentalities, bank money market instruments including certificates of deposit, bankers' acceptances, time deposits and deposit notes and certain other short-term obligations such as short-term commercial paper. With respect to bank money instruments, the obligations may be issued by U.S. or foreign depository institutions, foreign branches or subsidiaries of U.S. depository institutions ("Eurodollar" obligations), U.S. branches or subsidiaries of foreign depository institutions ("Yankeedollar" obligations) or foreign branches or subsidiaries of foreign depository institutions. Eurodollar and Yankeedollar obligations and obligations of branches or subsidiaries of foreign depository institutions may be general obligations of the parent bank or may be limited to the issuing branch or subsidiary by the terms of the specific obligations or by government regulation.

    In addition, the Fund may invest in fixed-income securities which are convertible into common stock, such as convertible debentures and convertible preferred stock, and fixed-income securities to which are attached equity features such as shares of common stock, warrants for the purchase of common stock, participations based on revenues, sales or profits and other conversion and/or exchange rights.

    The Fund may also invest in securities of foreign issuers in the form of American Depository Receipts (ADRs), European Depository Receipts (EDRs) or other similar securities convertible into securities of foreign issuers. These securities may not necessarily be denominated in the same currency as the securities into which they may be converted. ADRs are receipts typically issued by a United States bank or trust company evidencing ownership of the underlying securities. EDRs are European receipts evidencing a similar arrangement. Generally, ADRs, in registered form, are designed for use in the United States securities markets and EDRs, in bearer form, are designed for use in European securities markets.

    There may be periods during which, in the opinion of the Investment Manager, market conditions warrant reduction of some or all of the Fund's securities holdings. During such periods, the Fund may adopt a temporary "defensive" posture in which greater than 35% of its assets are invested in cash or money market instruments. Under such circumstances, the money market instruments in which the Fund may invest are securities issued or guaranteed by the U.S. Government; U.S. bank obligations; Eurodollar certificates of deposit; obligations of American savings institutions; fully insured certificates of deposit; and commercial paper of U.S. issuers rated within the two highest grades by Moody's or S&P or, if not rated, are issued by a company having an outstanding debt issue rated at least AA by S&P or Aa by Moody's.

RISK CONSIDERATIONS

    The net asset value of the Fund's shares will fluctuate with changes in the market value of its portfolio securities. The market value of the Fund's portfolio securities will increase or decrease due to a variety of economic, market or political factors which cannot be predicted. The Fund's yield will also vary based on the yield of the Fund's portfolio securities.

    All fixed-income securities are subject to two types of risks: the credit risk and the interest rate risk. The credit risk relates to the ability of the issuer to meet interest or principal payments or both as they come due. The interest rate risk refers to the fluctuations in the net asset value of any portfolio of fixed-income securities resulting from the inverse relationship between price and yield of fixed-income securities; that is, when the general level of interest rates rises, the prices of outstanding fixed-income securities decline, and when interest rates fall, prices rise.

    The Fund may also purchase fixed-income securities which are issued by U.S. issuers and which are denominated in U.S. dollars but which return principal to investors in amounts which are tied to the exchange rate between the U.S. dollar and a foreign currency. The payment of interest on such securities is generally made at a fixed U.S. dollar rate.

    NON-DIVERSIFIED STATUS. The Fund is a non-diversified investment company and, as such, is not subject to the diversification requirements of the Investment Company Act of 1940, as amended (the "Act"). As a non-diversified investment company, the Fund may invest a greater portion of its assets in the securities of a single issuer and thus is subject to greater exposure to risks such as a decline in the credit rating of that issuer. However, the Fund anticipates that it will qualify as a regulated investment company under the federal income tax laws and, if so qualified, will be subject to the applicable diversification requirements of the Internal Revenue Code, as amended (the "Code"). As a regulated investment company under the Code, the Fund may not, as of the end of any of its fiscal quarters, have invested more than 25% of its total assets in the securities of any one issuer (including a foreign government), or as to 50% of its total assets, have invested more than 5% of its total assets in the securities of a single issuer.

    FOREIGN SECURITIES. Investors should carefully consider the risks of investing in securities of foreign issuers and securities denominated in non-U.S. currencies. Fluctuations in the relative rates of exchange between the currencies of different nations may affect the value of the Fund's investments. Changes in foreign currency exchange rates relative to the U.S. dollar will affect the U.S. dollar value of the Fund's assets denominated in that currency and thereby impact upon the Fund's yield on such assets and the net asset value of a share of the Fund as well as the amount of the Fund's distributions. For example, if a substantial portion of the Fund's assets are denominated in Japanese yen and the relative exchange rate of the yen falls with respect to the U.S. dollar (i.e., a yen is worth a smaller fraction of a dollar than it had been) then the Fund will be receiving a lesser amount of interest on its fixed-income securities denominated in yen (when converted into U.S. dollars) and when the Fund's assets are valued for purposes of determining the net asset value per share of the Fund, the net assets of the Fund reflected by the yen-denominated securities will have declined in U.S. dollar value and the net asset value of the Fund (always stated in U.S. dollars) may have also declined.

    Foreign currency exchange rates are determined by forces of supply and demand on the foreign exchange markets. These forces are themselves affected by the international balance of payments and other economic and financial conditions, government intervention, speculation and other factors. Moreover, foreign currency exchange rates may be affected by the regulatory control of the exchanges on which the currencies trade. The foreign currency transactions of the Fund will be conducted on a spot basis or through forward contracts or futures contracts (see below). The Fund may incur certain costs in connection with these currency transactions.

    Investments in foreign securities will also occasion risks relating to political and economic developments abroad, including the possibility of expropriations or confiscatory taxation, limitations on the use or transfer of Fund assets and any effects of foreign social, economic or political instability. Foreign companies are not subject to the regulatory requirements of U.S. companies and, as such, there may be less publicly available information about such companies. Moreover, foreign companies are not generally subject to uniform accounting, auditing and financial standards and requirements comparable to those applicable to U.S. companies.

    Securities of foreign issuers may be less liquid than comparable securities of U.S. issuers and, as such, their price changes may be more volatile. Furthermore, foreign exchanges and broker-dealers are generally subject to less government and exchange scrutiny and regulation than their American counterparts. Brokerage commissions, dealer concessions and other transaction costs may be higher on foreign markets than in the U.S. In addition, differences in clearance and settlement procedures on foreign markets may occasion delays in settlements of Fund trades effected in such markets. Inability to dispose of portfolio securities due to settlement delays could result in losses to the Fund due to subsequent declines in value of such securities and the inability of the Fund to make intended security purchases due to settlement problems could result in a failure of the Fund to make potentially advantageous investments.
                                  ------------

    To hedge against adverse price movements in the securities held in its portfolio and the currencies in which they are denominated (as well as in the securities it might wish to purchase and their denominated currencies) the Fund may engage in transactions in forward foreign currency contracts, options on securities and currencies, and futures contracts and options on futures contracts on securities, currencies and indexes. The Fund may also write options on securities and currencies to assist it in meeting its objective of providing a high level of current income. A discussion of these transactions follows and is supplemented by further disclosure in the Statement of Additional Information.

    FORWARD FOREIGN CURRENCY EXCHANGE CONTRACTS. A forward foreign currency exchange contract ("forward contract") involves an obligation to purchase or sell a currency at a future date, which may be any fixed number of days from the date of the contract agreed upon by the parties, at a price set at the time of the contract. The Fund may enter into forward contracts as a hedge against fluctuations in future foreign exchange rates.

    The Fund will enter into forward contracts under various circumstances. When the Fund enters into a contract for the purchase or sale of a security denominated in a foreign currency, it may, for example, desire to "lock in" the price of the security in U.S. dollars or some other foreign currency which the Fund is temporarily holding in its portfolio. By entering into a forward contract for the purchase or sale, for a fixed amount of dollars or other currency, of the amount of foreign currency involved in the underlying security transactions, the Fund will be able to protect itself against a possible loss resulting from an adverse change in the relationship between the U.S. dollar or other currency which is being used for the security purchase and the foreign currency in which the security is denominated during the period between the date on which the security is purchased or sold and the date on which payment is made or received.

    At other times, when, for example, the Fund's Investment Manager believes that the currency of a particular foreign country may suffer a substantial decline against the U.S. dollar or some other foreign currency, it may enter into a forward contract to sell, for a fixed amount of dollars or other currency, the amount of foreign currency approximating the value of some or all of the Fund's portfolio securities (or securities which the Fund has purchased for its portfolio) denominated in such foreign currency. Under identical circumstances, the Fund may enter into a forward contract to sell, for a fixed amount of U.S. dollars or other currency, an amount of foreign currency other than the currency in which the securities to be hedged are denominated approximating the value of some or all of the portfolio securities to be hedged. The Investment Manager will select this method of hedging, called "cross-hedging," when it determines that the foreign currency in which the portfolio securities are denominated have insufficient liquidity or are trading at a discount as compared with some other foreign currency with which it tends to move in tandem.

    In addition, when the Fund's Investment Manager anticipates purchasing securities at some time in the future, and wishes to lock in the current exchange rate of the currency in which those securities are denominated against the U.S. dollar or some other foreign currency, it may enter into a forward contract to purchase an amount of currency equal to some or all of the value of the anticipated purchase, for a fixed amount of U.S. dollars or other currency. The Fund may, however, close out the forward contract without purchasing the security which was the subject of the "anticipatory" hedge.

    Lastly, the Fund is permitted to enter into forward contracts with respect to currencies in which certain of its portfolio securities are denominated and on which options have been written (see "Options and Futures Transactions").

    In all of the above circumstances, if the currency in which the Fund's portfolio securities (or anticipated portfolio securities) are denominated rises in value with respect to the currency which is being purchased (or sold), then the Fund will have realized fewer gains than had the Fund not entered into the forward contracts. Moreover, the precise matching of the forward contract amounts and the value of the securities involved will not generally be possible, since the future value of such securities in foreign currencies will change as a consequence of market movements in the value of those securities between the date the forward contract is entered into and the date it matures. The Fund is not required to enter into such transactions with regard to its foreign currency-denominated securities and will not do so unless deemed appropriate by the Investment Manager.

    The Fund generally will not enter into a forward contract with a term of greater than one year, although it may enter into forward contracts for periods of up to five years. To the extent that the Fund enters into forward foreign currency contracts to hedge against a decline in the value of portfolio holdings denominated in a particular foreign currency resulting from currency fluctuations, there is a risk that the Fund may nevertheless realize a gain or loss as a result of currency fluctuations after such portfolio holdings are sold if the Fund is unable to enter into an "offsetting" forward foreign currency contract with the same party or another party. The Fund may be limited in its ability to enter into hedging transactions involving forward contracts by the Code requirements relating to qualification as a regulated investment company (see "Dividends, Distributions and Taxes").

OPTIONS AND FUTURES TRANSACTIONS

    The Fund may purchase and sell (write) call and put options on U.S. Treasury notes, bonds and bills, on various foreign currencies and on equity securities which are listed on several U.S. and foreign securities exchanges and are written in over-the-counter transactions ("OTC options"). Listed options are issued or guaranteed by the exchange on which they trade or by a clearing corporation such as the Options Clearing Corporation ("OCC"). Ownership of a listed call option gives the Fund the right to buy from the OCC (in the U.S.) or other clearing corporation or exchange, the underlying security or currency covered by the option at the stated exercise price (the price per unit of the underlying security or currency) by filing an exercise notice prior to the expiration date of the option. Ownership of a listed put option would give the Fund the right to sell the underlying security or currency to the OCC (in the U.S.) or other clearing corporation or exchange at the stated exercise price. OTC options are purchased from or sold (written) to dealers or financial institutions which have entered into direct agreements with the Fund. With respect to OTC options, such variables as expiration date, exercise price and premium will be agreed upon between the Fund and the transacting dealer, without the intermediation of a third party such as the OCC.

    COVERED CALL WRITING. The Fund is permitted to write covered call options on portfolio securities which are denominated in either U.S. dollars or foreign currencies, without limit, in order to aid it in achieving its investment objectives and to close out long call option positions. As a writer of a call option, the Fund has the obligation, upon notice of exercise of the option, to deliver the security or amount of currency underlying the option (certain listed and OTC call options written by the Fund will be exercisable by the purchaser only on a specific date).

    COVERED PUT WRITING. As a writer of covered put options, the Fund incurs an obligation to buy the security (or currency) underlying the option from the purchaser of the put at the option's exercise price at any time during the option period, at the purchaser's election (certain listed and OTC put options written by the Fund will be exercisable by the purchaser only on a specific date). The Fund will write put options for three purposes: (1) to receive the premiums paid by purchasers; (2) when the Investment Manager wishes to purchase the security underlying the option (or a security denominated in the currency underlying the option) at a price lower than its current market price, in which case it will write the covered put at an exercise price reflecting the lower purchase price sought; and (3) to close out a long put option position. The aggregate value of the obligations underlying the puts determined as of the date the options are sold will not exceed 50% of the Fund's net assets.

    PURCHASING CALL AND PUT OPTIONS. The Fund may purchase listed and OTC call and put options in amounts equalling up to 5% of its total assets. The Fund may purchase call options to close out a written call position or to protect against an increase in the price of a security it anticipates purchasing or, in the case of call options on a foreign currency, to hedge against an adverse exchange rate change of the currency in which the security it anticipates purchasing is denominated vis-a-vis the currency in which the exercise price is denominated. The Fund may purchase put options on securities which it holds in its portfolio only to protect itself against a decline in the value of the security. Similarly, the Fund may purchase put options on currencies in which securities which it holds are denominated only to protect itself against a decline in value of such currency vis-a-vis the currency in which the exercise price is denominated. There are no other limits on the Fund's ability to purchase call and put options.

    FUTURES CONTRACTS. The Fund may purchase and sell futures contracts that are currently traded, or may in the future be traded, on U.S. and foreign commodity exchanges on such underlying fixed-income securities as U.S. Treasury bonds, notes, and bills and/or any foreign government fixed-income security ("interest rate" futures), on various currencies ("currency" futures) and on such indexes of U.S. or foreign fixed-income securities as may exist or come into being, such as the Moody's Investment-Grade Corporate Bond Index ("index" futures). As a futures contract purchaser, the Fund incurs an obligation to take delivery of a specified amount of the obligation underlying the contract at a specified time in the future for a specified price. As a seller of a futures contract, the Fund incurs an obligation to deliver the specified amount of the underlying obligation at a specified time in return for an agreed upon price.

    The Fund will purchase or sell interest rate futures contracts for the purpose of hedging the value of its fixed-income portfolio securities (or anticipated portfolio securities) against changes in prevailing interest rates. The Fund will purchase or sell index futures contracts for the purpose of hedging its fixed-income portfolio (or anticipated portfolio) against changes in their prices. The Fund will purchase or sell currency futures on currencies in which its portfolio securities (or anticipated portfolio securities) are denominated for the purposes of hedging against anticipated changes in currency exchange rates. In addition to the above, interest rate, index and currency futures will be bought or sold in order to close out a short or long position maintained by the Fund in a corresponding futures contract.

    OPTIONS ON FUTURES CONTRACTS. The Fund may purchase and write call and put options on futures contracts which are traded on an exchange and enter into closing transactions with respect to such options to terminate an existing position. An option on a futures contract gives the purchaser the right (in return for the premium paid) to assume a position in a futures contract (a long position if the option is a call and a short position if the option is a put) at a specified exercise price at any time during the term of the option.

    The Fund will purchase and write options on futures contracts for identical purposes to those set forth above for the purchase of a futures contract (purchase of a call option or sale of a put option) and the sale of a futures contract (purchase of a put option or sale of a call option), or to close out a long or short position in futures contracts.

    RISKS OF OPTIONS AND FUTURES TRANSACTIONS. The Fund may close out its position as writer of an option, or as a buyer or seller of a futures contract, only if a liquid secondary market exists for options or futures contracts of that series. There is no assurance that such a market will exist, particularly in the case of OTC options, as such options will generally only be closed out by entering into a closing purchase transaction with the purchasing dealer.

    Exchanges may limit the amount by which the price of many futures contracts may move on any day. If the price moves equal the daily limit on successive days, then it may prove impossible to liquidate a futures position until the daily limit moves have ceased.

    While the futures contracts and options transactions to be engaged in by the Fund for the purpose of hedging the Fund's portfolio securities are not speculative in nature, there are risks inherent in the use of such instruments. One such risk is that the Investment Manager could be incorrect in its expectations as to the direction or extent of various interest rate or price movements or the time span within which the movements take place. For example, if the Fund sold futures contracts for the sale of securities in anticipation of an increase in interest rates, and then interest rates went down instead, causing bond prices to rise, the Fund would lose money on the sale.

    Another risk which may arise in employing futures contracts to protect against the price volatility of portfolio securities is that the prices of securities, currencies and indexes subject to futures contracts (and thereby the futures contract prices) may correlate imperfectly with the behavior of the U.S. dollar cash prices of the Fund's portfolio securities and their denominated currencies. Another such risk is that prices of interest rate futures contracts may not move in tandem with the changes in prevailing interest rates against which the Fund seeks a hedge. A correlation may also be distorted by the fact that the futures market is dominated by short-term traders seeking to profit from the difference between a contract or security price objective and their cost of borrowed funds. Such distortions are generally minor and would diminish as the contract approached maturity.

    The Fund, by entering into transactions in foreign futures and options markets, will also incur risks similar to those discussed above under the section entitled "Foreign Securities."

OTHER INVESTMENT POLICIES

    REPURCHASE AGREEMENTS. The Fund may enter into repurchase agreements, which may be viewed as a type of secured lending by the Fund, and which typically involve the acquisition by the Fund of debt securities from a selling financial institution such as a bank, savings and loan association or broker-dealer. The agreement provides that the Fund will sell back to the institution, and that the institution will repurchase, the underlying security at a specified price and at a fixed time in the future, usually not more than seven days from the date of purchase. While repurchase agreements involve certain risks not associated with direct investments in debt securities, including the risks of default or bankruptcy of the selling financial institution, the Fund follows procedures designed to minimize those risks. These procedures include effecting repurchase transactions only with large, well-capitalized and well-established financial institutions whose financial condition will be continually monitored by the Investment Manager subject to procedures established by the Board of Trustees of the Fund.

    CONVERTIBLE SECURITIES. A convertible security is a bond, debenture, note, preferred stock or other security that may be converted into or exchanged for a prescribed amount of common stock of the same or a different issuer within a particular period of time at a specified price or formula. Convertible securities rank senior to common stocks in a corporation's capital structure and, therefore, entail less risk than the corporation's common stock. The value of a convertible security is a function of its "investment value" (its value as if it did not have a conversion privilege), and its "conversion value" (the security's worth if it were to be exchanged for the underlying security, at market value, pursuant to its conversion privilege). To the extent that a convertible security's investment value is greater than its conversion value, its price will be primarily a reflection of such investment value and its price will be likely to increase when interest rates fall and decrease when interest rates rise, as with a fixed-income security (the credit standing of the issuer and other factors may also have an effect on the convertible security's value). If the conversion value exceeds the investment value, the price of the convertible security will rise above its investment value and, in addition, the convertible security will sell at some premium over its conversion value. (This premium represents the price investors are willing to pay for the privilege of purchasing a fixed-income security with a possibility of capital appreciation due to the conversion privilege.) At such times the price of the convertible security will tend to fluctuate directly with the price of the underlying equity security.

    REVERSE REPURCHASE AGREEMENTS. The Fund may also use reverse repurchase agreements as part of its investment strategy. Reverse repurchase agreements involve sales by the Fund of portfolio assets concurrently with an agreement by the Fund to repurchase the same assets at a later date at a fixed price. Reverse repurchase agreements involve the risk that the market value of the securities the Fund is obligated to repurchase under the agreement may decline below the repurchase price. In the event the buyer of securities under a reverse repurchase agreement files for bankruptcy or becomes insolvent, the Fund's use of the proceeds of the agreement may be restricted pending a determination by the other party, or its trustee or receiver, whether to enforce the Fund's obligation to repurchase the securities. Reverse repurchase agreements are speculative techniques involving leverage, and are considered borrowings by the Fund.

    ZERO COUPON SECURITIES. A portion of the fixed-income securities purchased by the Fund may be zero coupon securities. Such securities are purchased at a discount from their face amount, giving the purchaser the right to receive their full value at maturity. The interest earned on such securities is, implicitly, automatically compounded and paid out at maturity. While such compounding at a constant rate eliminates the risk of receiving lower yields upon reinvestment of interest if prevailing interest rates decline, the owner of a zero coupon security will be unable to participate in higher yields upon reinvestment of interest received on interest-paying securities if prevailing interest rates rise.

    A zero coupon security pays no interest to its holder during its life. Therefore, to the extent the Fund invests in zero coupon securities, it will not receive current cash available for distribution to shareholders. In addition, zero coupon securities are subject to substantially greater price fluctuations during periods of changing prevailing interest rates than are comparable securities which pay interest on a current basis. Current federal tax law requires that a holder (such as the Fund) of a zero coupon security accrue a portion of the discount at which the security was purchased as income each year even though the Fund receives no interest payments in cash on the security during the year.

    WHEN-ISSUED AND DELAYED DELIVERY SECURITIES AND FORWARD COMMITMENTS. From time to time, in the ordinary course of business, the Fund may purchase securities on a when-issued or delayed delivery basis or may purchase or sell securities on a forward commitment basis. When such transactions are negotiated, the price is fixed at the time of the commitment, but delivery and payment can take place a month or more after the date of the commitment. There is no overall limit on the percentage of the Fund's assets which may be committed to the purchase of securities on a when-issued, delayed delivery or forward commitment basis. An increase in the percentage of the Fund's assets committed to the purchase of securities on a when-issued, delayed delivery or forward commitment basis may increase the volatility of the Fund's net asset value.

    WHEN, AS AND IF ISSUED SECURITIES. The Fund may purchase securities on a "when, as and if issued" basis under which the issuance of the security depends upon the occurrence of a subsequent event, such as approval of a merger, corporate reorganization, leveraged buyout or debt restructuring. If the anticipated event does not occur and the securities are not issued, the Fund will have lost an investment opportunity. There is no overall limit on the percentage of the Fund's assets which may be committed to the purchase of securities on a "when, as and if issued" basis. An increase in the percentage of the Fund's assets committed to the purchase of securities on a "when, as and if issued" basis may increase the volatility of its net asset value.

    PRIVATE PLACEMENTS. The Fund may invest up to 10% of its total assets in securities which are subject to restrictions on resale because they have not been registered under the Securities Act of 1933, as amended (the "Securities Act"), or which are otherwise not readily marketable. (Securities eligible for resale pursuant to Rule 144A of the Securities Act, and determined to be liquid pursuant to the procedures discussed in the following paragraph, are not subject to the foregoing restriction.) These securities are generally referred to as private placements or restricted securities. Limitations on the resale of such securities may have an adverse effect on their marketability, and may prevent the Fund from disposing of them promptly at reasonable prices. The Fund may have to bear the expense of registering such securities for resale and the risk of substantial delays in effecting such registration.

    The Securities and Exchange Commission has adopted Rule 144A under the Securities Act, which permits the Fund to sell restricted securities to qualified institutional buyers without limitation. The Investment Manager, pursuant to procedures adopted by the Trustees of the Fund, will make a determination as to the liquidity of each restricted security purchased by the Fund. If a restricted security is determined to be "liquid," such security will not be included within the category "illiquid securities," which is limited by the Fund's investment restrictions to 10% of the Fund's total assets. Investing in Rule 144A securities could have the effect of increasing the level of Fund illiquidity to the extent the Fund, at a particular time, may be unable to find qualified institutional buyers interested in purchasing such securities.

    LENDING OF PORTFOLIO SECURITIES. Consistent with applicable regulatory requirements, the Fund may lend its portfolio securities to brokers, dealers and other financial institutions, provided that such loans are callable at any time by the Fund (subject to certain notice provisions described in the Statement of Additional Information), and are at all times secured by cash or cash equivalents, which are maintained in a segregated account pursuant to applicable regulations and that are at least equal to the market value, determined daily, of the loaned securities. As with any extensions of credit, there are risks of delay in recovery and in some cases even loss of rights in the collateral should the borrower of the securities fail financially. However, loans of portfolio securities will only be made to firms deemed by the Investment Manager to be creditworthy and when the income which can be earned from such loans justifies the attendant risks.

    Except as specifically noted, all investment objectives, policies and practices discussed above are not fundamental policies of the Fund and, as such, may be changed without shareholder approval.

    YEAR 2000. The investment management services provided to the Fund by the Investment Manager and the services provided to shareholders by the Distributor and the Transfer Agent depend on the smooth functioning of their computer systems. Many computer software systems in use today cannot recognize the year 2000, but revert to 1900 or some other date, due to the manner in which dates were encoded and calculated. That failure could have a negative impact on the handling of securities trades, pricing and account services. The Investment Manager, the Distributor and the Transfer Agent have been actively working on necessary changes to their own computer systems to prepare for the year 2000 and expect that their systems will be adapted before that date, but there can be no assurance that they will be successful, or that interaction with other non-complying computer systems will not impair their services at that time.

    For additional risk disclosure, please refer to the discussion of specific investments under the "Investment Objectives and Policies" section of the Prospectus and the "Investment Practices and Policies" section of the Statement of Additional Information.

PORTFOLIO MANAGEMENT

    The Fund's portfolio is actively managed by its Investment Manager with a view to achieving the Fund's investment objectives.

    The Fund is managed within InterCapital's Taxable Fixed-Income Group, which manages 23 funds and fund portfolios, with approximately $13.3 billion in assets at December 31, 1997. Rajesh K. Gupta, Senior Vice President of InterCapital, and Peter J. Seeley, Vice President of InterCapital (since April, 1996), each a member of InterCapital's Taxable Fixed-Income Group, are the primary portfolio managers of the Fund. Mr. Gupta and Mr. Seeley have been the Fund's primary portfolio managers since February, 1998 and December, 1994, respectively. Mr. Gupta has been managing portfolios consisting of fixed-income securities since June, 1987. Mr. Seeley has been a portfolio manager with InterCapital since July, 1994, prior to which time he was a portfolio manager with Nikko Capital Management (October, 1992-June, 1994). In determining which securities to purchase for the Fund or hold in the Fund's portfolio, the Investment Manager will rely on information from various sources, including research, analysis and appraisals of brokers and dealers, including Dean Witter Reynolds Inc. ("DWR"), Morgan Stanley & Co. Incorporated and other broker-dealer affiliates of InterCapital, and the views of others regarding economic developments and interest rate trends, and the Investment Manager's own analysis of factors it deems relevant.

    Personnel of the Investment Manager have substantial experience in the use of the investment techniques described above under the heading "Options and Futures Transactions," which techniques require skills different from those needed to select the portfolio securities underlying various options and futures contracts.

    Securities purchased by the Fund are generally sold by dealers acting as principal for their own accounts. Orders for transactions in other portfolio securities and commodities are placed for the Fund with a number of brokers and dealers, including DWR, Morgan Stanley & Co. Incorporated and other broker-dealers that are affiliates of InterCapital. The Fund may incur brokerage commissions on transactions conducted through such affiliates. Pursuant to an order of the Securities and Exchange Commission, the Fund may effect principal transactions in certain money market instruments with DWR and Morgan Stanley & Co. Incorporated.

    The Fund may sell portfolio securities without regard to the length of time that they have been held, in order to take advantage of new investment opportunities or yield differentials, or because the Fund desires to preserve gains or limit losses due to changing economic conditions, interest rate trends, or the financial condition of the issuer. It is not anticipated that the Fund's portfolio turnover rate will exceed 300% in any one year. The Fund will incur underwriting discount costs (on underwritten securities) and brokerage costs commensurate with its portfolio turnover rate. Short term gains and losses may result from such portfolio transactions. See "Dividends, Distributions and Taxes" for a discussion of the tax implications of the Fund's transactions.

INVESTMENT RESTRICTIONS
--------------------------------------------------------------------------------

    The investment restrictions listed below are among the restrictions which have been adopted by the Fund as fundamental policies. Under the Act, a fundamental policy may not be changed without the vote of a majority of the outstanding voting securities of the Fund, as defined in the Act. For purposes of the following limitations: (i) all percentage limitations apply immediately after a purchase or initial investment, and (ii) any subsequent change in any applicable percentage resulting from market fluctuations or other changes in total or net assets does not require elimination of any security from the portfolio.

    The Fund may not:

   1. Invest 25% or more of the value of its total assets in securities of issuers in any one industry.

   2. Invest more than 5% of the value of its total assets in securities of issuers having a record, together with predecessors, of less than three years of continuous operation. This restriction shall not apply to any obligation issued or guaranteed by the United States Government, its agencies or instrumentalities.

   3. Purchase or sell commodities or commodities contracts except that the Fund may purchase or write interest rate, currency and stock and bond index futures contracts and related options thereon.

   4. Pledge its assets or assign or otherwise encumber them except to secure permitted borrowings. (For the purpose of this restriction, collateral arrangements with respect to the writing of options and collateral arrangements with respect to initial or variation margin for futures are not deemed to be pledges of assets.)

   5. Purchase securities on margin (but the Fund may obtain short-term loans as are necessary for the clearance of transactions). The deposit or payment by the Fund of initial or variation margin in connection with futures contracts or related options thereon is not considered the purchase of a security on margin.

   6. Invest more than 10% of its total assets in "illiquid securities" (securities for which market quotations are not readily available) and repurchase agreements which have a maturity of longer than seven days. Generally, OTC options and the assets used as "cover" for written OTC options are illiquid securities. However, the Fund is permitted to treat the securities it uses as cover for written OTC options as liquid provided it follows a procedure whereby it will sell OTC options only to qualified dealers who agree that the Fund may repurchase such options at a maximum price to be calculated pursuant to a predetermined formula set forth in the option agreement. The formula may vary from agreement to agreement, but is generally based on a multiple of the premium received by the Fund for writing the option plus the amount, if any, of the options intrinsic value. An OTC option is considered an illiquid asset only to the extent that the maximum repurchase price under the formula exceeds the intrinsic value of the option.

    Notwithstanding any other investment policy or restriction, the Fund may seek to achieve its investment objectives by investing all or substantially all of its assets in another investment company having substantially the same investment objectives and policies as the Fund.

PURCHASE OF FUND SHARES
--------------------------------------------------------------------------------

GENERAL

    The Fund offers each class of its shares for sale to the public on a continuous basis. Pursuant to a Distribution Agreement between the Fund and Dean Witter Distributors Inc. (the "Distributor"), an affiliate of the Investment Manager, shares of the Fund are distributed by the Distributor and offered by DWR and other dealers which have entered into selected dealer agreements with the Distributor ("Selected Broker-Dealers"). The principal executive office of the Distributor is located at Two World Trade Center, New York, New York 10048.

    The Fund offers four classes of shares (each, a "Class"). Class A shares are sold to investors with an initial sales charge that declines to zero for larger purchases; however, Class A shares sold without an initial sales charge are subject to a contingent deferred sales charge ("CDSC") of 1.0% if redeemed within one year of purchase, except for certain specific circumstances. Class B shares are sold without an initial sales charge but are subject to a CDSC (scaled down from 5.0% to 1.0%) payable upon most redemptions within six years after purchase. (Class B shares purchased by certain qualified plans are subject to a CDSC scaled down from 2.0% to 1.0% if redeemed within three years after purchase.) Class C shares are sold without an initial sales charge but are subject to a CDSC of 1.0% on most redemptions made within one year after purchase. Class D shares are sold without an initial sales charge or CDSC and are available only to investors meeting an initial investment minimum of $5 million ($25 million for certain qualified plans), and to certain other limited categories of investors. At the discretion of the Board of Trustees of the Fund, Class A shares may be sold to categories of investors in addition to those set forth in this prospectus at net asset value without a front-end sales charge, and Class D shares may be sold to certain other categories of investors, in each case as may be described in the then current prospectus of the Fund. See "Alternative Purchase Arrangements-- Selecting a Particular Class" for a discussion of factors to consider in selecting which Class of shares to purchase.

    The minimum initial purchase is $1,000 for each Class of shares, although Class D shares are only available to persons investing $5 million ($25 million for certain qualified plans) or more and to certain other limited categories of investors. For the purpose of meeting the minimum $5 million (or $25 million) initial investment for Class D shares, and subject to the $1,000 minimum initial investment for each Class of the Fund, an investor's existing holdings of Class A shares of the Fund and other Dean Witter Funds that are multiple class funds ("Dean Witter Multi-Class Funds") and shares of Dean Witter Funds sold with a front-end sales charge ("FSC Funds") and concurrent investments in Class D shares of the Fund and other Dean Witter Multi-Class Funds will be aggregated. Subsequent purchases of $100 or more may be made by sending a check, payable to Dean Witter World Wide Income Trust, directly to Dean Witter Trust FSB (the "Transfer Agent" or "DWT") at P.O. Box 1040, Jersey City, NJ 07303 or by contacting an account executive of DWR or other Selected Broker-Dealer. When purchasing shares of the Fund, investors must specify whether the purchase is for Class A, Class B, Class C or Class D shares. If no Class is specified, the Transfer Agent will not process the transaction until the proper Class is identified. The minimum initial purchase in the case of investments through EasyInvest-SM-, an automatic purchase plan (see "Shareholder Services"), is $100, provided that the schedule of automatic investments will result in investments totalling $1,000 within the first twelve months. The minimum initial purchase in the case of an "Education IRA" is $500, if the Distributor has reason to believe that additional investments will increase the investment in the account to $1,000 within three years. In the case of investments pursuant to
(i) Systematic Payroll Deduction Plans (including Individual Retirement Plans),
(ii) the InterCapital mutual fund asset allocation program and (iii) fee-based programs approved by the Distributor, pursuant to which participants pay an asset based fee for services in the nature of investment advisory or administrative services, the Fund, in its discretion, may accept investments without regard to any minimum amounts which would otherwise be required, provided, in the case of Systematic Payroll Deduction Plans, that the Distributor has reason to believe that additional investments will increase the investment in all accounts under such Plans to at least $1,000. Certificates for shares purchased will not be issued unless requested by the shareholder in writing to the Transfer Agent.

    Shares of the Fund are sold through the Distributor on a normal three business day settlement basis; that is, payment is due on the third business day (settlement date) after the order is placed with the Distributor. Since DWR and other Selected Broker-Dealers forward investors' funds on settlement date, they will benefit from the temporary use of the funds if payment is made prior thereto. As noted above, orders placed directly with the Transfer Agent must be accompanied by payment. Investors will be entitled to receive income dividends and capital gains distributions if their order is received by the close of business on the day prior to the record date for such dividends and distributions. Sales personnel of a Selected Broker-Dealer are compensated for selling shares of the Fund by the Distributor or any of its affiliates and/or the Selected Broker-Dealer. In addition, some sales personnel of the Selected Broker-Dealer will receive various types of non-cash compensation as special sales incentives, including trips, educational and/or business seminars and merchandise. The Fund and the Distributor reserve the right to reject any purchase orders.

ALTERNATIVE PURCHASE ARRANGEMENTS

    The Fund offers several Classes of shares to investors designed to provide them with the flexibility of selecting an investment best suited to their needs. The general public is offered three Classes of shares: Class A shares, Class B shares and Class C shares, which differ principally in terms of sales charges and rate of expenses to which they are subject. A fourth Class of shares, Class D shares, is offered only to limited categories of investors (see "No Load Alternative--Class D Shares" below).

    Each Class A, Class B, Class C or Class D share of the Fund represents an identical interest in the investment portfolio of the Fund except that Class A, Class B and Class C shares bear the expenses of the ongoing shareholder service fees, Class B and Class C shares bear the expenses of the ongoing distribution fees and Class A, Class B and Class C shares which are redeemed subject to a CDSC bear the expense of the additional incremental distribution costs resulting from the CDSC applicable to shares of those Classes. The ongoing distribution fees that are imposed on Class A, Class B and Class C shares will be imposed directly against those Classes and not against all assets of the Fund and, accordingly, such charges against one Class will not affect the net asset value of any other Class or have any impact on investors choosing another sales charge option. See "Plan of Distribution" and "Redemptions and Repurchases."

    Set forth below is a summary of the differences between the Classes and the factors an investor should consider when selecting a particular Class. This summary is qualified in its entirety by detailed discussion of each Class that follows this summary.

    CLASS A SHARES. Class A shares are sold at net asset value plus an initial sales charge of up to 4.25%. The initial sales charge is reduced for certain purchases. Investments of $1 million or more (and investments by certain other limited categories of investors) are not subject to any sales charges at the time of purchase but are subject to a CDSC of 1.0% on redemptions made within one year after purchase, except for certain specific circumstances. Class A shares are also subject to a 12b-1 fee of up to 0.25% of the average daily net assets of the Class. See "Initial Sales Charge Alternative--Class A Shares."

    CLASS B SHARES. Class B shares are offered at net asset value with no initial sales charge but are subject to a CDSC (scaled down from 5.0% to 1.0%) if redeemed within six years of purchase. (Class B shares purchased by certain qualified plans are subject to a CDSC scaled down from 2.0% to 1.0% if redeemed within three years after purchase.) This CDSC may be waived for certain redemptions. Class B shares are also subject to an annual 12b-1 fee of 0.85% of the lesser of: (a) the average daily aggregate gross sales of the Fund's Class B shares since the inception of the Fund (not including reinvestments of dividends or capital gains distributions), less the average daily aggregate net asset value of the Fund's Class B shares redeemed since the Fund's inception upon which a CDSC has been imposed or waived, or (b) the average daily net assets of Class B. The Class B shares' distribution fee will cause that Class to have higher expenses and pay lower dividends than Class A or Class D shares.

    After approximately ten (10) years, Class B shares will convert automatically to Class A shares of the Fund, based on the relative net asset values of the shares of the two Classes on the conversion date. In addition, a certain portion of Class B shares that have been acquired through the reinvestment of dividends and distributions will be converted at that time. See "Contingent Deferred Sales Charge Alternative--Class B Shares."

    CLASS C SHARES. Class C shares are sold at net asset value with no initial sales charge but are subject to a CDSC of 1.0% on redemptions made within one year after purchase. This CDSC may be waived for certain redemptions. They are subject to an annual 12b-1 fee of up to 0.85% of the average daily net assets of the Class C shares. The Class C shares' distribution fee may cause that Class to have higher expenses and pay lower dividends than Class A or Class D shares. See "Level Load Alternative--Class C Shares."

    CLASS D SHARES. Class D shares are available only to limited categories of investors (see "No Load Alternative--Class D Shares" below). Class D shares are sold at net asset value with no initial sales charge or CDSC. They are not subject to any 12b-1 fees. See "No Load Alternative--Class D Shares."

    SELECTING A PARTICULAR CLASS. In deciding which Class of Fund shares to purchase, investors should consider the following factors, as well as any other relevant facts and circumstances:

    The decision as to which Class of shares is more beneficial to an investor depends on the amount and intended length of his or her investment. Investors who prefer an initial sales charge alternative may elect to purchase Class A shares. Investors qualifying for significantly reduced or, in the case of purchases of $1 million or more, no initial sales charges may find Class A shares particularly attractive because similar sales charge reductions are not available with respect to Class B or Class C shares. Moreover, Class A shares are subject to lower ongoing expenses than are Class B or Class C shares over the term of the investment. As an alternative, Class B and Class C shares are sold without any initial sales charge so the entire purchase price is immediately invested in the Fund. Any investment return on these additional investment amounts may partially or wholly offset the higher annual expenses of these Classes. Because the Fund's future return cannot be predicted, however, there can be no assurance that this would be the case.

    Finally, investors should consider the effect of the CDSC period and any conversion rights of the Classes in the context of their own investment time frame. For example, although Class C shares are subject to a significantly lower CDSC upon redemptions, they do not, unlike Class B shares, convert into Class A shares after approximately ten years, and, therefore, are subject to an ongoing 12b-1 fee of 0.85% (rather than the 0.25% fee applicable to Class A shares) for an indefinite period of time. Thus, Class B shares may be more attractive than Class C shares to investors with longer term investment outlooks. Other investors, however, may elect to purchase Class C shares if, for example, they determine that they do not wish to be subject to a front-end sales charge and they are uncertain as to the length of time they intend to hold their shares.

    For the purpose of meeting the $5 million (or $25 million) minimum investment amount for Class D shares, holdings of Class A shares in all Dean Witter Multi-Class Funds, shares of FSC Funds and shares of Dean Witter Funds for which such shares have been exchanged will be included together with the current investment amount.

    Sales personnel may receive different compensation for selling each Class of shares. Investors should understand that the purpose of a CDSC is the same as that of the initial sales charge in that the sales charges applicable to each Class provide for the financing of the distribution of shares of that Class.

    Set forth below is a chart comparing the sales charge, 12b-1 fees and conversion options applicable to each Class of shares:

-----------------------------------------------------------
                                              CONVERSION
  CLASS       SALES CHARGE     12B-1 FEE       FEATURE
-----------------------------------------------------------
    A      Maximum 4.25%         0.25%            No
           initial sales
           charge reduced for
           purchases of
           $25,000 and over;
           shares sold
           without an initial
           sales charge
           generally subject
           to a 1.0% CDSC
           during first year.
-----------------------------------------------------------
    B      Maximum 5.0% CDSC     0.85%     B shares convert
           during the first                to A shares
           year decreasing to              automatically
           0 after six years               after
                                           approximately
                                           ten years
-----------------------------------------------------------
    C      1.0% CDSC during      0.85%            No
           first year
-----------------------------------------------------------
    D             None            None            No

    See "Purchase of Fund Shares" and "The Fund and its Management" for a complete description of the sales charges and service and distribution fees for each Class of shares and "Determination of Net Asset Value," "Dividends, Distributions and Taxes" and "Shareholder Services--Exchange Privilege" for other differences between the Classes of shares.

INITIAL SALES CHARGE ALTERNATIVE--
CLASS A SHARES

    Class A shares are sold at net asset value plus an initial sales charge. In some cases, reduced sales charges may be available, as described below. Investments of $1 million or more (and investments by certain other limited categories of investors) are not subject to any sales charges at the time of purchase but are subject to a CDSC of 1.0% on redemptions made within one year after purchase (calculated from the last day of the month in which the shares were purchased), except for certain specific circumstances. The CDSC will be assessed on an amount equal to the lesser of the current market value or the cost of the shares being redeemed. The CDSC will not be imposed (i) in the circumstances set forth below in the section "Contingent Deferred Sales Charge Alternative--Class B Shares--CDSC Waivers," except that the references to six years in the first paragraph of that section shall mean one year in the case of Class A shares, and (ii) in the circumstances identified in the section "Additional Net Asset Value Purchase Options" below. Class A shares are also subject to an annual 12b-1 fee of up to 0.25% of the average daily net assets of the Class.

    The offering price of Class A shares will be the net asset value per share next determined following receipt of an order (see "Determination of Net Asset Value" below), plus a sales charge (expressed as a percentage of the offering price) on a single transaction as shown in the following table:

                                          SALES CHARGE
                           ------------------------------------------
                              PERCENTAGE OF          APPROXIMATE
        AMOUNT OF            PUBLIC OFFERING    PERCENTAGE OF AMOUNT
   SINGLE TRANSACTION             PRICE               INVESTED
-------------------------  -------------------  ---------------------
Less than $25,000........           4.25%                 4.44%
$25,000 but less
     than $50,000........           4.00%                 4.17%
$50,000 but less
     than $100,000.......           3.50%                 3.63%
$100,000 but less
     than $250,000.......           2.75%                 2.83%
$250,000 but less
     than $1 million.....           1.75%                 1.78%
$1 million and over......              0                     0

    Upon notice to all Selected Broker-Dealers, the Distributor may reallow up to the full applicable sales charge as shown in the above schedule during periods specified in such notice. During periods when 90% or more of the sales charge is reallowed, such Selected Broker-Dealers may be deemed to be underwriters as that term is defined in the Securities Act of 1933.

    The above schedule of sales charges is applicable to purchases in a single transaction by, among others: (a) an individual; (b) an individual, his or her spouse and their children under the age of 21 purchasing shares for his, her or their own accounts; (c) a trustee or other fiduciary purchasing shares for a single trust estate or a single fiduciary account; (d) a pension, profit-sharing or other employee benefit plan qualified or non-qualified under
Section 401 of the Internal Revenue Code; (e) tax-exempt organizations enumerated in Section 501(c)(3) or (13) of the Internal Revenue Code; (f) employee benefit plans qualified under Section 401 of the Internal Revenue Code of a single employer or of employers who are "affiliated persons" of each other within the meaning of Section 2(a)(3)(c) of the Act; and for investments in Individual Retirement Accounts of employees of a single employer through Systematic Payroll Deduction plans; or (g) any other organized group of persons, whether incorporated or not, provided the organization has been in existence for at least six months and has some purpose other than the purchase of redeemable securities of a registered investment company at a discount.

    COMBINED PURCHASE PRIVILEGE. Investors may have the benefit of reduced sales charges in accordance with the above schedule by combining purchases of Class A shares of the Fund in single transactions with the purchase of Class A shares of other Dean Witter Multi-Class Funds and shares of FSC Funds. The sales charge payable on the purchase of the Class A shares of the Fund, the Class A shares of the other Dean Witter Multi-Class Funds and the shares of the FSC Funds will be at their respective rates applicable to the total amount of the combined concurrent purchases of such shares.

    RIGHT OF ACCUMULATION. The above persons and entities may benefit from a reduction of the sales charges in accordance with the above schedule if the cumulative net asset value of Class A shares purchased in a single transaction, together with shares of the Fund and other Dean Witter Funds previously purchased at a price including a front-end sales charge (including shares of the Fund and other Dean Witter Funds acquired in exchange for those shares, and including in each case shares acquired through reinvestment of dividends and distributions), which are held at the time of such transaction, amounts to $25,000 or more. If such investor has a cumulative net asset value of shares of FSC Funds and Class A and Class D shares that together with the current investment amount, is equal to at least $5 million ($25 million for certain qualified plans), such investor is eligible to purchase Class D shares subject to the $1,000 minimum initial investment requirement of that Class of the Fund. See "No Load Alternative--Class D Shares" below.

    The Distributor must be notified by DWR or a Selected Broker-Dealer or the shareholder at the time a purchase order is placed that the purchase qualifies for the reduced charge under the Right of Accumulation. Similar notification must be made in writing by the dealer or shareholder when such an order is placed by mail. The reduced sales charge will not be granted if: (a) such notification is not furnished at the time of the order; or (b) a review of the records of the Selected Broker-Dealer or the Transfer Agent fails to confirm the investor's represented holdings.

    LETTER OF INTENT. The foregoing schedule of reduced sales charges will also be available to investors who enter into a written Letter of Intent providing for the purchase, within a thirteen-month period, of Class A shares of the Fund from DWR or other Selected Broker-Dealers. The cost of Class A shares of the Fund or shares of other Dean Witter Funds which were previously purchased at a price including a front-end sales charge during the 90-day period prior to the date of receipt by the Distributor of the Letter of Intent, or of Class A shares of the Fund or shares of other Dean Witter Funds acquired in exchange for shares of such funds purchased during such period at a price including a front-end sales charge, which are still owned by the shareholder, may also be included in determining the applicable reduction.

    ADDITIONAL NET ASSET VALUE PURCHASE OPTIONS. In addition to investments of $1 million or more,

Class A shares also may be purchased at net asset value by the following:

    (1) trusts for which DWT (an affiliate of the Investment Manager) provides discretionary trustee services;

    (2) persons participating in a fee-based program approved by the Distributor, pursuant to which such persons pay an asset based fee for services in the nature of investment advisory or administrative services (such investments are subject to all of the terms and conditions of such programs, which may include termination fees, mandatory redemption upon termination and such other circumstances as specified in the program's agreements, and restrictions on transferability of Fund shares);

    (3) employer-sponsored 401(k) and other plans qualified under Section 401(a) of the Internal Revenue Code ("Qualified Retirement Plans") with at least 200 eligible employees and for which DWT serves as Trustee or DWR's Retirement Plan Services serves as recordkeeper pursuant to a written Recordkeeping Services Agreement;

    (4) Qualified Retirement Plans for which DWT serves as Trustee or DWR's Retirement Plan Services serves as recordkeeper pursuant to a written Recordkeeping Services Agreement;

    (5) investors who are clients of a Dean Witter account executive who joined Dean Witter from another investment firm within six months prior to the date of purchase of Fund shares by such investors, if the shares are being purchased with the proceeds from a redemption of shares of an open-end proprietary mutual fund of the account executive's previous firm which imposed either a front-end or deferred sales charge, provided such purchase was made within sixty days after the redemption and the proceeds of the redemption had been maintained in the interim in cash or a money market fund; and

    (6) other categories of investors, at the discretion of the Board, as disclosed in the then current prospectus of the Fund.

    No CDSC will be imposed on redemptions of shares purchased pursuant to paragraphs (1), (2) or (5), above.

    For further information concerning purchases of the Fund's shares, contact DWR or another Selected Broker-Dealer or consult the Statement of Additional Information.

CONTINGENT DEFERRED SALES CHARGE ALTERNATIVE--
CLASS B SHARES

    Class B shares are sold at net asset value next determined without an initial sales charge so that the full amount of an investor's purchase payment may be immediately invested in the Fund. A CDSC, however, will be imposed on most Class B shares redeemed within six years after purchase. The CDSC will be imposed on any redemption of shares if after such redemption the aggregate current value of a Class B account with the Fund falls below the aggregate amount of the investor's purchase payments for Class B shares made during the six years (or, in the case of shares held by certain Qualified Retirement Plans, three years) preceding the redemption. In addition, Class B shares are subject to an annual 12b-1 fee of 0.85% of the lesser of: (a) the average daily aggregate gross sales of the Fund's Class B shares since the inception of the Fund (not including reinvestments of dividends or capital gains distributions), less the average daily aggregate net asset value of the Fund's Class B shares redeemed since the Fund's inception upon which a CDSC has been imposed or waived, or (b) the average daily net assets of Class B.

    Except as noted below, Class B shares of the Fund which are held for six years or more after purchase (calculated from the last day of the month in which the shares were purchased) will not be subject to any CDSC upon redemption. Shares redeemed earlier than six years after purchase may, however, be subject to a CDSC which will be a percentage of the dollar amount of shares redeemed and will be assessed on an amount equal to the lesser of the current market value or the cost of the shares being redeemed. The size of this percentage will depend upon how long the shares have been held, as set forth in the following table:

                                              CDSC AS A
         YEAR SINCE PURCHASE                PERCENTAGE OF
             PAYMENT MADE                  AMOUNT REDEEMED
--------------------------------------  ---------------------
First.................................          5.0%
Second................................          4.0%
Third.................................          3.0%
Fourth................................          2.0%
Fifth.................................          2.0%
Sixth.................................          1.0%
Seventh and thereafter................          None

    In the case of Class B shares of the Fund purchased on or after July 28, 1997 by Qualified Retirement Plans for which DWT serves as Trustee or DWR's Retirement Plan Services serves as recordkeeper pursuant to a written Recordkeeping Services Agreement, shares held for three years or more after purchase (calculated as described in the paragraph above) will not be subject to any CDSC upon redemption. However, shares redeemed earlier than three years after purchase may be subject to a CDSC (calculated as described in the paragraph above), the percentage of which will depend on how long the shares have been held, as set forth in the following table:

         YEAR SINCE PURCHASE            CDSC AS A PERCENTAGE
             PAYMENT MADE                OF AMOUNT REDEEMED
--------------------------------------  ---------------------
First.................................          2.0%
Second................................          2.0%
Third.................................          1.0%
Fourth and thereafter.................          None

    CDSC WAIVERS. A CDSC will not be imposed on: (i) any amount which represents an increase in value of shares purchased within the six years (or, in the case of shares held by certain Qualified Retirement Plans, three years) preceding the redemption; (ii) the current net asset value of shares purchased more than six years (or, in the case of shares held by certain Qualified Retirement Plans, three years) prior to the redemption; and (iii) the current net asset value of shares purchased through reinvestment of dividends or distributions and/or shares acquired in exchange for shares of FSC Funds or of other Dean Witter Funds acquired in exchange for such shares. Moreover, in determining whether a CDSC is applicable it will be assumed that amounts described in (i), (ii) and (iii) above (in that order) are redeemed first.

    In addition, the CDSC, if otherwise applicable, will be waived in the case of:

    (1) redemptions of shares held at the time a shareholder dies or becomes disabled, only if the shares are: (A) registered either in the name of an individual shareholder (not a trust), or in the names of such shareholder and his or her spouse as joint tenants with right of survivorship; or (B) held in a qualified corporate or self-employed retirement plan, Individual Retirement Account ("IRA") or Custodial Account under Section 403(b)(7) of the Internal Revenue Code ("403(b) Custodial Account"), provided in either case that the redemption is requested within one year of the death or initial determination of disability;

    (2) redemptions in connection with the following retirement plan distributions: (A) lump-sum or other distributions from a qualified corporate or self-employed retirement plan following retirement (or, in the case of a "key employee" of a "top heavy" plan, following attainment of age 59 1/2); (B) distributions from an IRA or 403(b) Custodial
Account following attainment of age 59 1/2; or (C) a tax-free return of an excess contribution to an IRA; and

    (3) all redemptions of shares held for the benefit of a participant in a Qualified Retirement Plan which offers investment companies managed by the Investment Manager or its subsidiary, Dean Witter Services Company Inc., as self-directed investment alternatives and for which DWT serves as Trustee or DWR's Retirement Plan Services serves as recordkeeper pursuant to a written Recordkeeping Services Agreement ("Eligible Plan"), provided that either: (a) the plan continues to be an Eligible Plan after the redemption; or (b) the redemption is in connection with the complete termination of the plan involving the distribution of all plan assets to participants.

    With reference to (1) above, for the purpose of determining disability, the Distributor utilizes the definition of disability contained in Section 72(m)(7) of the Internal Revenue Code, which relates to the inability to engage in gainful employment. With reference to (2) above, the term "distribution" does not encompass a direct transfer of IRA, 403(b) Custodial Account or retirement plan assets to a successor custodian or trustee. All waivers will be granted only following receipt by the Distributor of confirmation of the shareholder's entitlement.

    CONVERSION TO CLASS A SHARES. All shares of the Fund held prior to July 28, 1997 have been designated Class B shares. Shares held before May 1, 1997 will convert to Class A shares in May, 2007. In all other instances Class B shares will convert automatically to Class A shares, based on the relative net asset values of the shares of the two Classes on the conversion date, which will be approximately ten (10) years after the date of the original purchase. The ten year period is calculated from the last day of the month in which the shares were purchased or, in the case of Class B shares acquired through an exchange or a series of exchanges, from the last day of the month in which the original Class B shares were purchased, provided that shares originally purchased before May 1, 1997 will convert to Class A shares in May, 2007. The conversion of shares purchased on or after May 1, 1997 will take place in the month following the tenth anniversary of the purchase. There will also be converted at that time such proportion of Class B shares acquired through automatic reinvestment of dividends and distributions owned by the shareholder as the total number of his or her Class B shares converting at the time bears to the total number of outstanding Class B shares purchased and owned by the shareholder. In the case of Class B shares held by a Qualified Retirement Plan for which DWT serves as Trustee or DWR's Retirement Plan Services serves as recordkeeper pursuant to a written Recordkeeping Services Agreement, the plan is treated as a single investor and all Class B shares will convert to Class A shares on the conversion date of the first shares of a Dean Witter Multi-Class Fund purchased by that plan. In the case of Class B shares previously exchanged for shares of an "Exchange Fund" (see "Shareholder Services--Exchange Privilege"), the period of time the shares were held in the Exchange Fund (calculated from the last day of the month in which the Exchange Fund shares were acquired) is excluded from the holding period for conversion. If those shares are subsequently re-exchanged for Class B shares of a Dean Witter Multi-Class Fund, the holding period resumes on the last day of the month in which Class B shares are reacquired.

    If a shareholder has received share certificates for Class B shares, such certificates must be delivered to the Transfer Agent at least one week prior to the date for conversion. Class B shares evidenced by share certificates that are not received by the Transfer Agent at least one week prior to any conversion date will be converted into Class A shares on the next scheduled conversion date after such certificates are received.

    Effectiveness of the conversion feature is subject to the continuing availability of a ruling of the Internal Revenue Service or an opinion of counsel that (i) the conversion of shares does not constitute a taxable event under the Internal Revenue Code, (ii) Class A shares received on conversion will have a basis equal to the shareholder's basis in the converted Class B shares immediately prior to the conversion, and (iii) Class A shares received on conversion will have a holding period that includes the holding period of the converted Class B shares. The conversion feature may be suspended if the ruling or opinion is no longer available. In such event, Class B shares would continue to be subject to Class B 12b-1 fees.

LEVEL LOAD ALTERNATIVE--CLASS C SHARES

    Class C shares are sold at net asset value next determined without an initial sales charge but are subject to a CDSC of 1.0% on most redemptions made within one year after purchase (calculated from the last day of the month in which the shares were purchased). The CDSC will be assessed on an amount equal to the lesser of the current market value or the cost of the shares being redeemed. The CDSC will not be imposed in the circumstances set forth above in the section "Contingent Deferred Sales Charge Alternative--Class B Shares--CDSC Waivers," except that the references to six years in the first paragraph of that section shall mean one year in the case of Class C shares. Class C shares are subject to an annual 12b-1 fee of up to 0.85% of the average daily net assets of the Class. Unlike Class B shares, Class C shares have no conversion feature and, accordingly, an investor that purchases Class C shares will be subject to 12b-1 fees applicable to Class C shares for an indefinite period subject to annual approval by the Fund's Board of Trustees and regulatory limitations.

NO LOAD ALTERNATIVE--CLASS D SHARES

    Class D shares are offered without any sales charge on purchase or redemption and without any 12b-1 fee. Class D shares are offered only to investors meeting an initial investment minimum of $5 million ($25 million for Qualified Retirement Plans for which DWT serves as Trustee or DWR's Retirement Plan Services serves as recordkeeper pursuant to a written Recordkeeping Services Agreement) and the following categories of investors: (i) investors participating in the InterCapital mutual fund asset allocation program pursuant to which such persons pay an asset based fee; (ii) persons participating in a fee-based program approved by the Distributor, pursuant to which such persons pay an asset based fee for services in the nature of investment advisory or administrative services (subject to all of the terms and conditions of such programs referred to in (i) and (ii) above, which may include termination fees mandatory redemption upon termination and such other circumstances as specified in the programs' agreements and restrictions on transferability of Fund shares);
(iii) 401(k) plans established by DWR and SPS Transaction Services, Inc. (an affiliate of DWR) for their employees; (iv) certain Unit Investment Trusts sponsored by DWR; (v) certain other open-end investment companies whose shares are distributed by the Distributor; and (vi) other categories of investors, at the discretion of the Board, as disclosed in the then current prospectus of the Fund. Investors who require a $5 million (or $25 million) minimum initial investment to qualify to purchase Class D shares may satisfy that requirement by investing that amount in a single transaction in Class D shares of the Fund and other Dean Witter Multi-Class Funds, subject to the $1,000 minimum initial investment required for that Class of the Fund. In addition, for the purpose of meeting the $5 million (or $25 million) minimum investment amount, holdings of Class A shares in all Dean Witter Multi-Class Funds, shares of FSC Funds and shares of Dean Witter Funds for which such shares have been exchanged will be included together with the current investment amount. If a shareholder redeems Class A shares and purchases Class D shares, such redemption may be a taxable event.

PLAN OF DISTRIBUTION

    The Fund has adopted a Plan of Distribution pursuant to Rule 12b-1 under the Act with respect to the distribution of Class A, Class B and Class C shares of the Fund. In the case of Class A and Class C shares, the Plan provides that the Fund will reimburse the Distributor and others for the expenses of certain activities and services incurred by them specifically on behalf of those shares. Reimbursements for these expenses will be made in monthly payments by the Fund to the Distributor, which will in no event exceed amounts equal to payments at the annual rates of 0.25% and 0.85% of the average daily net assets of Class A and Class C, respectively. In the case of Class B shares, the Plan provides that the Fund will pay the Distributor a fee, which is accrued daily and paid monthly, at the annual rate of 0.85% of the lesser of: (a) the average daily aggregate gross sales of the Fund's Class B shares since the inception of the Fund (not including reinvestments of dividends or capital gains distributions), less the average daily aggregate net asset value of the Fund's Class B shares redeemed since the Fund's inception upon which a CDSC has been imposed or waived, or (b) the average daily net assets of Class B. The fee is treated by the Fund as an expense in the year it is accrued. In the case of Class A shares, the entire amount of the fee currently represents a service fee within the meaning of the NASD guidelines. In the case of Class B and Class C shares, a portion of the fee payable pursuant to the Plan, equal to 0.20% and 0.25% of the average daily net assets of each of these Classes, respectively, is currently characterized as a service fee. A service fee is a payment made for personal service and/or the maintenance of shareholder accounts.

    Additional amounts paid under the Plan in the case of Class B and Class C shares are paid to the Distributor for services provided and the expenses borne by the Distributor and others in the distribution of the shares of those Classes, including the payment of commissions for sales of the shares of those Classes and incentive compensation to and expenses of DWR's account executives and others who engage in or support distribution of shares or who service shareholder accounts, including overhead and telephone expenses; printing and distribution of prospectuses and reports used in connection with the offering of the Fund's shares to other than current shareholders; and preparation, printing and distribution of sales literature and advertising materials. In addition, the Distributor may utilize fees paid pursuant to the Plan in the case of Class B shares to compensate DWR and other Selected Broker-Dealers for their opportunity costs in advancing such amounts, which compensation would be in the form of a carrying charge on any unreimbursed expenses.

    For the fiscal year ended October 31, 1997, Class B shares of the Fund accrued payments under the Plan amounting to $881,250, which amount is equal to 0.85% of the average daily net assets of Class B for the fiscal year. These payments accrued under the Plan were calculated pursuant to clause (b) of the compensation formula under the Plan. All shares held prior to July 28, 1997 have been designated Class B shares. For the fiscal period July 28 through October 31, 1997, Class A and Class C shares of the Fund accrued payments under the Plan amounting to $169 and $165, respectively, which amounts on an annualized basis are equal to 0.25% and 0.85% of the average daily net assets of Class A and Class C, respectively, for such period.

    In the case of Class B shares, at any given time, the expenses in distributing Class B shares of the Fund may be in excess of the total of (i) the payments made by the Fund pursuant to the Plan, and (ii) the proceeds of CDSCs paid by investors upon the redemption of Class B shares. For example, if $1 million in expenses in distributing Class B shares of the Fund had been incurred and $750,000 had been received as described in (i) and (ii) above, the excess expense would amount to $250,000. The Distributor has advised the Fund that such excess amounts, including the carrying charge described above, totalled $8,370,199 at October 31, 1997, which was equal to 8.77% of the net assets of the Fund on such date. Because there is no requirement under the Plan that the Distributor be reimbursed for all distribution expenses or any requirement that the Plan be continued from year to year, such excess amount does not constitute a liability of the Fund. Although there is no legal obligation for the Fund to pay expenses incurred in excess of payments made to the Distributor under the Plan, and the proceeds of CDSCs paid by investors upon redemption of shares, if for any reason the Plan is terminated the Trustees will consider at that time the manner in which to treat such expenses. Any cumulative expenses incurred, but not yet recovered through distribution fees or CDSCs, may or may not be recovered through future distribution fees or CDSCs.

    In the case of Class A and Class C shares, expenses incurred pursuant to the Plan in any calendar year in excess of 0.25% or 0.85% of the average daily net assets of Class A or Class C, respectively, will not be reimbursed by the Fund through payments in any subsequent year, except that expenses representing a gross sales commission credited to account executives at the time of sale may be reimbursed in the subsequent calendar year. The Distributor has advised the Fund that unreimbursed expenses representing a gross sales commission credited to account executives at the time of sale totalled $715 in the case of Class C at December 31, 1997, which amount was equal to 0.61% of the net assets of Class C on such date, and that there were no such expenses that may be reimbursed in the subsequent year in the case of Class A on such date. No interest or other financing charges will be incurred on any Class A or Class C distribution expenses incurred by the Distributor under the Plan or on any unreimbursed expenses due to the Distributor pursuant to the Plan.

DETERMINATION OF NET ASSET VALUE

    The net asset value per share is determined once daily at 4:00 p.m., New York time (or, on days when the New York Stock Exchange closes prior to 4:00 p.m., at such earlier time), on each day that the New York Stock Exchange is open by taking the net assets of the Fund, dividing by the number of shares outstanding and adjusting to the nearest cent. The assets belonging to the Class A, Class B, Class C and Class D shares will be invested together in a single portfolio. The net asset value of each Class, however, will be determined separately by subtracting each Class's accrued expenses and liabilities. The net asset value per share will not be determined on Good Friday and on such other federal and non-federal holidays as are observed by the New York Stock Exchange.

    In the calculation of the Fund's net asset value: (1) an equity portfolio security listed or traded on the New York or American Stock Exchange or other domestic or foreign stock exchange is valued at its latest sale price on that exchange prior to the time when assets are valued (if there were no sales that day, the security is valued at the latest bid price; in cases where securities are traded on more than one exchange, the securities are valued on the exchange designated as the primary market pursuant to procedures adopted by the Trustees); and (2) all other portfolio securities for which over-the-counter market quotations are readily available are valued at the latest available bid price prior to the time of valuation. When market quotations are not readily available, including circumstances under which it is determined by the Investment Manager that sale and bid prices are not reflective of a security's market value, portfolio securities are valued at their fair value as determined in good faith under procedures established by and under the general supervision of the Fund's Trustees. For valuation purposes, quotations of foreign portfolio securities, other assets and liabilities and forward contracts stated in foreign currency are translated into U.S. dollar equivalents at the prevailing market rates prior to the close of the New York Stock Exchange.

    Short-term debt securities with remaining maturities of sixty days or less at the time of purchase are valued at amortized cost, unless the Trustees determine such does not reflect the securities' market value, in which case these securities will be valued at their fair value as determined by the Trustees.

    Certain of the Fund's portfolio securities may be valued by an outside pricing service approved by the Fund's Trustees. The pricing service may utilize a matrix system incorporating security quality, maturity and coupon as the evaluation model parameters, and/or research evaluations by its staff, including review of broker-dealer market price quotations, in determining what it believes is the fair valuation of the portfolio securities valued by such pricing service.

    Generally, trading in foreign securities, as well as corporate bonds, United States government securities and money market instruments, is substantially completed each day at various times prior to the close of the New York Stock Exchange. The values of such securities used in computing the net asset value of the Fund's shares are determined as of such times. Foreign currency exchange rates are also generally determined prior to the close of the New York Stock Exchange. Occasionally, events which affect the values of such securities and such exchange rates may occur between the times at which they are determined and the close of the New York Stock Exchange and will therefore not be reflected in the computation of the Fund's net asset value. If events materially affecting the value of such securities occur during such period, then these securities will be valued at their fair value as determined in good faith under procedures established by and under the supervision of the Trustees.

SHAREHOLDER SERVICES
--------------------------------------------------------------------------------

    AUTOMATIC INVESTMENT OF DIVIDENDS AND DISTRIBUTIONS. All income dividends and capital gains distributions are automatically paid in full and fractional shares of the applicable Class of the Fund (or, if specified by the shareholder, in shares of any other open-end Dean Witter Fund), unless the shareholder requests that they be paid in cash. Shares so acquired are acquired at net asset value and are not subject to the imposition of a front-end sales charge or a CDSC (see "Redemptions and Repurchases").

    EASYINVEST-SM-. Shareholders may subscribe to EasyInvest, an automatic purchase plan which provides for any amount from $100 to $5,000 to be transferred automatically from a checking or savings account or following redemption of shares of a Dean Witter money market fund, on a semi-monthly, monthly or quarterly basis, to the Transfer Agent for investment in shares of the Fund (see "Purchase of Fund Shares" and "Redemptions and Repurchases -- Involuntary Redemption").

    INVESTMENT OF DIVIDENDS AND DISTRIBUTIONS RECEIVED IN CASH. Any shareholder who receives a cash payment representing a dividend or capital gains distribution may invest such dividend or distribution in shares of the applicable Class at the net asset value per share next determined after receipt by the Transfer Agent, by returning the check or the proceeds to the Transfer Agent within thirty days after the payment date. Shares so acquired are acquired at net asset value and are not subject to the imposition of a front-end sales charge or a CDSC (see "Redemptions and Repurchases.")

    SYSTEMATIC WITHDRAWAL PLAN. A systematic withdrawal plan (the "Withdrawal Plan") is available for shareholders who own or purchase shares of the Fund having a minimum value of $10,000 based upon the then current net asset value. The Withdrawal Plan provides for monthly or quarterly (March, June, September and December) checks in any dollar amount, not less than $25, or in any whole percentage of the account balance, on an annualized basis. Any applicable CDSC will be imposed on shares redeemed under the Withdrawal Plan (see "Purchase of Fund Shares"). Therefore, any shareholder participating in the Withdrawal Plan will have sufficient shares redeemed from his or her account so that the proceeds (net of any applicable CDSC) to the shareholder will be the designated monthly or quarterly amount. Withdrawal plan payments should not be considered as dividends, yields or income. If periodic withdrawal plan payments continuously exceed net investment income and net capital gains, the shareholder's original investment will be correspondingly reduced and ultimately exhausted. Each withdrawal constitutes a redemption of shares and any gain or loss realized must be recognized for federal income tax purposes.

    Shareholders should contact their DWR or other Selected Broker-Dealer account executive or the Transfer Agent for further information about any of the above services.

    TAX-SHELTERED RETIREMENT PLANS. Retirement plans are available for use by corporations, the self-employed, Individual Retirement Accounts and

Custodial Accounts under Section 403(b)(7) of the Internal Revenue Code. Adoption of such plans should be on advice of legal counsel or tax adviser.

    For further information regarding plan administration, custodial fees and other details, investors should contact their account executive or the Transfer Agent.

EXCHANGE PRIVILEGE

    Shares of each Class may be exchanged for shares of the same Class of any other Dean Witter Multi-Class Fund without the imposition of any exchange fee. Shares may also be exchanged for shares of the following funds: Dean Witter Short-Term U.S. Treasury Trust, Dean Witter Limited Term Municipal Trust, Dean Witter Short-Term Bond Fund, Dean Witter Intermediate Term U.S. Treasury Trust and five Dean Witter funds which are money market funds (the "Exchange Funds"). Class A shares may also be exchanged for shares of Dean Witter Multi-State Municipal Series Trust and Dean Witter Hawaii Municipal Trust, which are Dean Witter Funds sold with a front-end sales charge ("FSC Funds"). Class B shares may also be exchanged for shares of Dean Witter Global Short-Term Income Fund Inc. ("Global Short-Term"), which is a Dean Witter Fund offered with a CDSC. Exchanges may be made after the shares of the Fund acquired by purchase (not by exchange or dividend reinvestment) have been held for thirty days. There is no waiting period for exchanges of shares acquired by exchange or dividend reinvestment.

    An exchange to another Dean Witter Multi-Class Fund, any FSC Fund, Global Short-Term or any Exchange Fund that is not a money market fund is on the basis of the next calculated net asset value per share of each fund after the exchange order is received. When exchanging into a money market fund from the Fund, shares of the Fund are redeemed out of the Fund at their next calculated net asset value and the proceeds of the redemption are used to purchase shares of the money market fund at their net asset value determined the following business day. Subsequent exchanges between any of the money market funds and any of the Dean Witter Multi-Class Funds, FSC Funds or Global Short-Term or any Exchange Fund that is not a money market fund can be effected on the same basis.

    No CDSC is imposed at the time of any exchange of shares, although any applicable CDSC will be imposed upon ultimate redemption. During the period of time the shareholder remains in an Exchange Fund (calculated from the last day of the month in which the Exchange Fund shares were acquired), the holding period (for the purpose of determining the rate of the CDSC) is frozen. If those shares are subsequently re-exchanged for shares of a Dean Witter Multi-Class Fund or shares of Global Short-Term, the holding period previously frozen when the first exchange was made resumes on the last day of the month in which shares of a Dean Witter Multi-Class Fund or shares of Global Short-Term Fund are reacquired. Thus, the CDSC is based upon the time (calculated as described above) the shareholder was invested in shares of a Dean Witter Multi-Class Fund or in shares of Global Short-Term (see "Purchase of Fund Shares"). In the case of exchanges of Class A shares which are subject to a CDSC, the holding period also includes the time (calculated as described above) the shareholder was invested in shares of a FSC Fund. In the case of shares exchanged into an Exchange Fund on or after April 23, 1990, upon a redemption of shares which results in a CDSC being imposed, a credit (not to exceed the amount of the CDSC) will be given in an amount equal to the Exchange Fund 12b-1 distribution fees incurred on or after that date which are attributable to those shares. (Exchange Fund 12b-1 distribution fees are described in the prospectuses for those funds.) Class B shares of the Fund acquired in exchange for Class B shares of another Dean Witter Multi-Class Fund having a different CDSC schedule than that of this Fund will be subject to the higher CDSC schedule, even if such shares are subsequently re-exchanged for shares of the fund with the lower CDSC schedule.

    ADDITIONAL INFORMATION REGARDING EXPENSES. Purchases and exchanges should be made for investment purposes only. A pattern of frequent exchanges may be deemed by the Investment Manager to be abusive and contrary to the best interests of the Fund's other shareholders and, at the Investment Manager's discretion, may be limited by the Fund's refusal to accept additional purchases and/ or exchanges from the investor. Although the Fund does not have any specific definition of what constitutes a pattern of frequent exchanges, and will consider all relevant factors in determining whether a particular situation is abusive and contrary to the best interests of the Fund and its other shareholders, investors should be aware that the Fund and each of the other Dean Witter Funds may in their discretion limit or otherwise restrict the number of times this Exchange Privilege may be exercised by any investor. Any such restriction will be made by the Fund on a prospective basis only, upon notice to the shareholder not later than ten days following such shareholder's most recent exchange. Also, the Exchange Privilege may be terminated or revised at any time by the Fund and/or any of such Dean Witter Funds for which shares of the Fund have been exchanged, upon such notice as may be required by applicable regulatory agencies. Shareholders maintaining margin accounts with DWR or another Selected Broker-Dealer are referred to their account executive regarding restrictions on exchange of shares of the Fund pledged in the margin account.

    The current prospectus for each fund describes its investment objective(s) and policies, and shareholders should obtain a copy and examine it carefully before investing. Exchanges are subject to the minimum investment requirement of each Class of shares and any other conditions imposed by each fund. In the case of a shareholder holding a share certificate or certificates, no exchanges may be made until all applicable share certificates have been received by the Transfer Agent and deposited in the shareholder's account. An exchange will be treated for federal income tax purposes the same as a repurchase or redemption of shares, on which the shareholder may realize a capital gain or loss. However, the ability to deduct capital losses on an exchange may be limited in situations where there is an exchange of shares within ninety days after the shares are purchased. The Exchange Privilege is only available in states where an exchange may legally be made.

    If DWR or another Selected Broker-Dealer is the current dealer of record and its account numbers are part of the account information, shareholders may initiate an exchange of shares of the Fund for shares of any of the Dean Witter Funds (for which the Exchange Privilege is available) pursuant to this Exchange Privilege by contacting their account executive (no Exchange Privilege Authorization Form is required). Other shareholders (and those shareholders who are clients of DWR or another Selected Broker-Dealer but who wish to make exchanges directly by writing or telephoning the Transfer Agent) must complete and forward to the Transfer Agent an Exchange Privilege Authorization Form, copies of which may be obtained from the Transfer Agent, to initiate an exchange. If the Authorization Form is used, exchanges may be made in writing or by contacting the Transfer Agent at (800) 869-NEWS (toll-free).

    The Fund will employ reasonable procedures to confirm that exchange instructions communicated over the telephone are genuine. Such procedures may include requiring various forms of personal identification such as name, mailing address, social security or other tax identification number and DWR or other Selected Broker-Dealer account number (if any). Telephone instructions may also be recorded. If such procedures are not employed, the Fund may be liable for any losses due to unauthorized or fradulent instructions.

    Telephone exchange instructions will be accepted if received by the Transfer Agent between 9:00 a.m. and 4:00 p.m. New York time, on any day the New York Stock Exchange is open. Any shareholder wishing to make an exchange who has previously filed an Exchange Privilege Authorization Form and who is unable to reach the Fund by telephone should contact his or her DWR or other Selected Broker-Dealer account executive, if appropriate, or make a written exchange request. Shareholders are advised that during periods of drastic economic or market changes, it is possible that the telephone exchange procedures may be difficult to implement, although this has not been the case with the Dean Witter Funds in the past.

    Shareholders should contact their DWR or other Selected Broker-Dealer account executive or the Transfer Agent for further information about the Exchange Privilege.

REDEMPTIONS AND REPURCHASES
--------------------------------------------------------------------------------

    REDEMPTION. Shares of each Class of the Fund can be redeemed for cash at any time at the net asset value per share next determined less the amount of any applicable CDSC in the case of Class A, Class B or Class C shares (see "Purchase of Fund Shares"). If shares are held in a shareholder's account without a share certificate, a written request for redemption to the Fund's Transfer Agent at P.O. Box 983, Jersey City, NJ 07303 is required. If certificates are held by the shareholder, the shares may be redeemed by surrendering the certificates with a written request for redemption along with any additional information required by the Transfer Agent.

    REPURCHASE. DWR and other Selected Broker-Dealers are authorized to repurchase shares represented by a share certificate which is delivered to any of their offices. Shares held in a shareholder's account without a share certificate may also be repurchased by DWR and other Selected Broker-Dealers upon the telephonic request of the shareholder. The repurchase price is the net asset value next computed (see "Purchase of Fund Shares") after such repurchase order is received by DWR or other Selected Broker-Dealer, reduced by any applicable CDSC.

    The CDSC, if any, will be the only fee imposed by the Fund or the Distributor. The offer by DWR and other Selected Broker-Dealers to repurchase shares may be suspended without notice by them at any time. In that event, shareholders may redeem their shares through the Fund's Transfer Agent as set forth above under "Redemption."

    PAYMENT FOR SHARES REDEEMED OR REPURCHASED. Payment for shares presented for repurchase or redemption will be made by check within seven days after receipt by the Transfer Agent of the certificate and/or written request in good order. Such payment may be postponed or the right of redemption suspended under unusual circumstances. If the shares to be redeemed have recently been purchased by check, payment of the redemption proceeds may be delayed for the minimum time needed to verify that the check used for investment has been honored (not more than fifteen days from the time of receipt of the check by the Transfer Agent). Shareholders maintaining margin accounts with DWR or another Selected Broker-Dealer are referred to their account executive regarding restrictions on redemption of shares of the Fund pledged in the margin account.

    REINSTATEMENT PRIVILEGE. A shareholder who has had his or her shares redeemed or repurchased and has not previously exercised this reinstatement privilege may, within 35 days after the date of the redemption or repurchase, reinstate any portion or all of the proceeds of such redemption or repurchase in shares of the Fund in the same Class from which such shares were redeemed or repurchased, at net asset value next determined after a reinstatement request, together with the proceeds, is received by the Transfer Agent and receive a pro rata credit for any CDSC paid in connection with such redemption or repurchase.

    INVOLUNTARY REDEMPTION. The Fund reserves the right, on sixty days' notice, to redeem at their net asset value, the shares of any shareholder (other than shares held in an Individual Retirement Account or Custodial Account under
Section 403(b)(7) of the Internal Revenue Code) whose shares due to redemptions by the shareholder have a value of less than $100 or such lesser amount as may be fixed by the Trustees or, in the case of an account opened through EasyInvest, if after twelve months the shareholder has invested less than $1,000 in the account. However, before the Fund redeems such shares and sends the proceeds to the shareholder, it will notify the shareholder that the value of the shares is less than the applicable amount and allow the shareholder sixty days to make an additional investment in an amount which will increase the value of his or her account to at least the applicable amount before the redemption is processed. No CDSC will be imposed on any involuntary redemption.

DIVIDENDS, DISTRIBUTIONS AND TAXES
--------------------------------------------------------------------------------

    DIVIDENDS AND DISTRIBUTIONS. The Fund declares dividends separately for each Class of shares and intends to pay monthly income dividends and to distribute net short-term and net long-term capital gains, if any, at least once each year. The Fund may, however, determine either to distribute or to retain all or part of any long-term capital gains in any year for reinvestment.

    All dividends and any capital gains distributions will be paid in additional shares of the same Class and automatically credited to the shareholder's account without issuance of a share certificate unless the shareholder requests in writing that all dividends and/or distributions be paid in cash. Shares acquired by dividend and distribution reinvestments will not be subject to any front-end sales charge or CDSC. Class B shares acquired through dividend and distribution reinvestments will become eligible for conversion to Class A shares on a pro rata basis. Distributions paid on Class A and Class D shares will be higher than for Class B and Class C shares because distribution fees paid by Class B and Class C shares are higher. (See "Shareholder Services--Automatic Investment of Dividends and Distributions".)

    TAXES. Because the Fund intends to distribute all of its net investment income and net short-term and long-term capital gains to shareholders and remain qualified as a regulated investment company under Subchapter M of the Code, it is not expected that the Fund will be required to pay any federal income tax on such income and capital gains.

    Gains or losses on the Fund's transactions in certain listed options on securities and on futures and options on futures generally are treated as 60% long-term gain/loss and 40% short-term gain/loss. When the Fund engages in options and futures transactions, various tax regulations applicable to the Fund may have the effect of causing the Fund to recognize a gain or loss for tax purposes before that gain or loss is realized, or to defer recognition of a realized loss for tax purposes. Recognition, for tax purposes, of an unrealized loss may result in a lesser amount of the Fund's realized net gains being available for distribution.

    Shareholders will normally have to pay federal income taxes, and any applicable state and/or local income taxes, on the dividends and distributions they receive from the Fund. Such dividends and distributions, to the extent that they are derived from net investment income and net short-term capital gains, are taxable to the shareholder as ordinary dividend income regardless of whether the shareholder receives such distributions in additional shares or in cash. Any dividends declared in the last quarter of any calendar year which are paid in the following year prior to February 1 will be deemed, for tax purposes, to have been received by the shareholder in the prior year.

    Distributions of net long-term capital gains, if any, are taxable to shareholders as long-term capital gains regardless of how long a shareholder has held the Fund's shares and regardless of whether the distribution is received in additional shares or in cash.

    The Fund may at times make payments from sources other than income or net capital gains. Payments from such sources will, in effect, represent a return of a portion of each shareholder's investment. All, or a portion, of such payments will not be taxable to shareholders.

    After the end of the calendar year, shareholders will be sent full information on their dividends and capital gains distributions for tax purposes, including information as to the portion taxable as ordinary income and the portion taxable as long-term capital gains. Shareholders will also be notified of their proportionate share of long-term capital gains distributions that are eligible for a reduced rate of tax under the Taxpayer Relief Act of 1997.

    To avoid being subject to a 31% federal backup withholding tax on taxable dividends, capital gains distributions and the proceeds of redemptions and repurchases, shareholders' taxpayer identification numbers must be furnished and certified as to their accuracy.

    Dividends, interest and gains received by the Fund may give rise to withholding and other taxes imposed by foreign countries. If it qualifies for and has made the appropriate election with the Internal Revenue Service, the Fund will report annually to its shareholders the amount per share of such taxes, to enable shareholders to claim United States foreign tax credits or deductions with respect to such taxes. In the absence of such an election, the Fund would deduct foreign tax in computing the amount of its distributable income.

    The foregoing discussion relates solely to the federal income tax consequences of an investment in the Fund. Distributions may also be subject to state and local taxes; therefore, each shareholder is advised to consult his or her own tax adviser.

PERFORMANCE INFORMATION
--------------------------------------------------------------------------------

    From time to time the Fund may quote its "yield" and/or its "total return" in advertisements and sales literature. These figures are computed separately for Class A, Class B, Class C and Class D shares. Both the yield and the total return of the Fund are based on historical earnings and are not intended to indicate future performance. The yield of each Class of the Fund is computed by dividing the Class's net investment income over a 30-day period by an average value (using the average number of shares entitled to receive dividends and the maximum offering price per share at the end of the period), all in accordance with applicable regulatory requirements. Such amount is compounded for six months and then annualized for a twelve-month period to derive the Fund's yield for each Class.

    The "average annual total return" of the Fund refers to a figure reflecting the average annualized percentage increase (or decrease) in the value of an initial investment in a Class of the Fund of $1,000 over periods of one, five and ten years, as well as over the life of the Fund. Average annual total return reflects all income earned by the Fund, any appreciation or depreciation of the Fund's assets, all expenses incurred by the applicable Class and all sales charges which would be incurred by shareholders, for the stated periods. It also assumes reinvestment of all dividends and distributions paid by the Fund.

    In addition to the foregoing, the Fund may advertise its total return for each Class over different periods of time by means of aggregate, average, and year-by-year or other types of total return figures. Such calculations may or may not reflect the deduction of any sales charge which, if reflected, would reduce the performance quoted. The Fund may also advertise the growth of hypothetical investments of $10,000, $50,000 and $100,000 in each Class of shares of the Fund. The Fund from time to time may also advertise its performance relative to certain performance rankings and indexes compiled by independent organizations (such as mutual fund performance rankings of Lipper Analytical Services, Inc. and Salomon Brothers Treasury Index, Salomon Brothers World Government Index, Salomon Brothers Corporate Index, Lehman Corporate/Government Bond Index and Donahue's Money Market Index).

ADDITIONAL INFORMATION
--------------------------------------------------------------------------------

    VOTING RIGHTS. All shares of beneficial interest of the Fund are of $0.01 par value and are equal as to earnings, assets and voting privileges except that each Class will have exclusive voting privileges with respect to matters relating to distribution expenses borne solely by such Class or any other matter in which the interests of one Class differ from the interests of any other Class. In addition, Class B shareholders will have the right to vote on any proposed material increase in Class A's expenses, if such proposal is submitted separately to Class A shareholders. Also, as discussed herein, Class A, Class B and Class C bear the expenses related to the distribution of their respective shares.

    The Fund is not required to hold Annual Meetings of Shareholders and in ordinary circumstances the Fund does not intend to hold such meetings. The Trustees may call Special Meetings of Shareholders for action by shareholder vote as may be required by the Act or the Declaration of Trust. Under certain circumstances the Trustees may be removed by action of the Trustees or by the shareholders.

    Under Massachusetts law, shareholders of a business trust may, under certain circumstances, be held personally liable as partners for obligations of the Fund. However, the Declaration of Trust contains an express disclaimer of shareholder liability for acts or obligations of the Fund, requires that Fund obligations include such disclaimer, and provides for indemnification and reimbursement of expenses out of the Fund's property for any shareholder held personally liable for the obligations of the Fund. Thus, the risk of a shareholder incurring financial loss on account of shareholder liability is limited to circumstances in which the Fund itself would be unable to meet its obligations. Given the above limitations on shareholder personal liability, and the nature of the Fund's assets and operations, the possibility of the Fund being unable to meet its obligations is remote and, in the opinion of Massachusetts counsel to the Fund, the risk to Fund shareholders of personal liability is remote.

    CODE OF ETHICS. Directors, officers and employees of InterCapital, Dean Witter Services Company Inc. and the Distributor are subject to a strict Code of Ethics adopted by those companies. The Code of Ethics is intended to ensure that the interests of shareholders and other clients are placed ahead of any personal interest, that no undue personal benefit is obtained from a person's employment activities and that actual and potential conflicts of interest are avoided. To achieve these goals and comply with regulatory requirements, the Code of Ethics requires, among other things, that personal securities transactions by employees of the companies be subject to an advance clearance process to monitor that no Dean Witter Fund is engaged at the same time in a purchase or sale of the same security. The Code of Ethics bans the purchase of securities in an initial public offering, and also prohibits engaging in futures and options transactions and profiting on short-term trading (that is, a purchase within sixty days of a sale or a sale within sixty days of a purchase) of a security. In addition, investment personnel may not purchase or sell a security for their personal account within thirty days before or after any transaction in any Dean Witter Fund managed by them. Any violations of the Code of Ethics are subject to sanctions, including reprimand, demotion or suspension or termination of employment. The Code of Ethics comports with regulatory requirements and the recommendations in the 1994 report by the Investment Company Institute Advisory Group on Personal Investing.

    MASTER/FEEDER CONVERSION. The Fund reserves the right to seek to achieve its investment objectives by investing all of its investable assets in a non-diversified, open-end management investment company having the same investment objectives and policies and substantially the same investment restrictions as those applicable to the Fund.

    SHAREHOLDER INQUIRIES. All inquiries regarding the Fund should be directed to the Fund at the telephone numbers or address set forth on the front cover of this Prospectus.

Dean Witter
World Wide Income Trust
Two World Trade Center
New York, New York 10048

TRUSTEES

Michael Bozic
Charles A. Fiumefreddo
Edwin J. Garn
John R. Haire
Wayne E. Hedien
Dr. Manuel H. Johnson
Michael E. Nugent
Philip J. Purcell
John L. Schroeder

OFFICERS

Charles A. Fiumefreddo
Chairman and Chief Executive Officer
Barry Fink
Vice President, Secretary and General Counsel
Rajesh K. Gupta
Vice President
Peter J. Seeley
Vice President
Thomas F. Caloia
Treasurer

CUSTODIAN

The Chase Manhattan Bank
One Chase Plaza
New York, New York 10005

TRANSFER AGENT AND
DIVIDEND DISBURSING AGENT

Dean Witter Trust FSB
Harborside Financial Center
Plaza Two
Jersey City, New Jersey 07311

INDEPENDENT ACCOUNTANTS

Price Waterhouse LLP
1177 Avenue of the Americas
New York, New York 10036

INVESTMENT MANAGER

Dean Witter InterCapital Inc.

DEAN WITTER
WORLD WIDE
INCOME TRUST

                                [LOGO]
                                                  PROSPECTUS -- FEBRUARY 6, 1998

MORGAN STANLEY DEAN WITTER WORLD WIDE INCOME      TWO WORLD TRADE CENTER,
TRUST                                             NEW YORK, NEW YORK 10048
LETTER TO THE SHAREHOLDERS OCTOBER 31, 1998

DEAR SHAREHOLDER:

The twelve-month period ended October 31, 1998, was a historic year for the global bond markets. During the first half of this period, Asian economic problems portended slower world economic growth and created a global preference for U.S.-dollar-denominated assets. This preference permitted yields to decline and bond prices to rise in most high-grade bond markets and caused continued strengthening of the U.S. dollar. After a market consolidation through the spring, during which market participants increasingly came to doubt whether the Asian crisis would have any lasting effect, the crisis spread. Fears grew of an implosion in the Japanese economy, a virtual collapse potentially in the Russian economy, contagion effects in most developing economies, and a consensus that even the United States and western Europe's economies would suffer a major slowdown. As a result, equity prices in most of the world's markets fell.

GLOBAL BOND MARKET OVERVIEW

During the period under review, U.S. and German government bond markets were exceptionally strong. These markets peaked when hedge funds, which had hedged their exposures to lesser credits by selling short against the U.S. and German markets, were forced out of their positions. This movement caused an explosion in yield spreads of other fixed-income securities relative to U.S. and German government bonds, accompanied by well-publicized problems among some hedge funds. Consequently, these two markets soared while other high-quality markets lagged and lesser-quality markets fell and, in some cases, plunged. During this period the U.S. dollar fell, because it was perceived to be exposed to the risks affecting its Latin American and Canadian trading partners, and it was thought that the Federal Reserve Board would be forced to cut short-term rates aggressively.

The yields on 10-year U.S. Treasury notes fell to 4.61 percent by October 31, 1998, from 5.83 percent a year earlier. At the height of the flight to quality in early October the yield fell to a record-low of 4.16 percent. Similarly, yields on 10-year German government bonds fell

MORGAN STANLEY DEAN WITTER WORLD WIDE INCOME TRUST
LETTER TO THE SHAREHOLDERS OCTOBER 31, 1998, CONTINUED

from 5.58 percent to 4.14 percent. In Japan, bond yields fell below 1 percent, while cash yields fell close to zero.

CURRENCY MARKET OVERVIEW

The transition from a flight into U.S.-dollar-denominated assets to an international shift away from them appears to have marked the end of a three-year rise in the value of the dollar relative to other major currencies. Against the deutsche mark, for example, the dollar rose from 1.73 at the end of October 1997 to around 1.89 before dropping to below 1.60 in October 1998. While all of the major currency exchange rates exhibited roughly similar performance patterns, there were some crucial differences in the underlying forces affecting these exchange rates. In the case of the deutsche mark and other major European currencies, exchange rates appeared to be driven by classical forces such as interest-rate differentials and the relative strength of the U.S. and European economies. For the Japanese yen, a growing flight of capital from Japan gave way to repatriation of it as Japanese investors became skeptical of the international financial outlook. Other major currencies (Australian, New Zealand and Canadian dollars and the Scandinavian currencies) were more affected by international commodity prices, since their economies tend to be resource based.

PERFORMANCE

For the twelve-month period ended October 31, 1998, Morgan Stanley Dean Witter World Wide Income Trust's Class B shares posted a total return of 8.61 percent. During this period, the Fund outperformed its peer group, which returned 4.46 percent, as measured by the Lipper Global Income Funds Index (Lipper index). During the same period, the unmanaged Lehman Brothers Global Intermediate Bond Index (Lehman index) returned 11.62 percent. For the same period, the Fund's Class A, C and D shares had total returns of 9.16 percent, 8.62 percent and 9.41 percent, respectively. The performance of the Fund's four share classes varies because of differing expenses. The accompanying chart compares the performance of the Fund's Class B shares with that of the Lipper and Lehman indexes.

PORTFOLIO STRATEGY

The evolving international situation required several strategic adjustments in the Fund's portfolio as the fiscal year progressed. Early in the year, the Fund's investments were largely focused on U.S. fixed-income securities. Then, as concerns about the Asian crisis waned, it became appropriate to shift attention to the European markets, the United Kingdom, Italy, Spain and Denmark, and New Zealand, which had high yields. As it appeared that the Asian crisis was spreading, the Fund's assets were concentrated in the U.S. and German government markets for safety and price appreciation. Finally, toward the end of the fiscal year it became apparent that we could expect at least a

MORGAN STANLEY DEAN WITTER WORLD WIDE INCOME TRUST
LETTER TO THE SHAREHOLDERS OCTOBER 31, 1998, CONTINUED

temporary respite in the international situation, at which point investments were shifted to high-grade sectors that had lagged during the surge in the U.S. and German bond markets. These sectors included U.S. mortgage-backed securities with yields approximately 2 percent above that of comparable U.S. government securities, Danish mortgages with yields approximately 2.5 percent above those of German government securities, New Zealand dollar-denominated securities issued by the U.S. government agency FNMA with yields ranging up to 8 percent, AA-rated banks with yields up to 160 basis points more than comparable United Kingdom bonds and Greek government bonds with yields above 9 percent. As the fiscal year came to a close, each of these spreads had contracted somewhat relative to their government benchmarks.

The Fund also shifted from its policy of hedging most of its currency exposures during the early part of the fiscal year (in order to protect it from declines in the values of these currencies relative to the U.S. dollar) to one of unhedging most of its European investments. We believe this strategy will enable the Fund to better capture currency gains if the U.S. dollar declines.

LOOKING AHEAD

In the months ahead we expect a period of greater normalcy (e.g., consolidating interest and exchange rates), allowing the spreads in high-grade securities to narrow relative to comparable U.S. and German government securities. This movement would result in these securities providing the Fund with an attractive level of income and modest capital appreciation. We also expect this period to be followed by a renewed decline in global bond yields and value of the U.S. dollar as the domestic economy slows and unresolved emerging market problems result in an additional disinflationary impulse affecting the global economy. During this period of consolidation, we anticipate investing in high-grade securities that are currently at historically high yield levels relative to benchmark government securities, although we will remain ready to adjust our strategy if market conditions change.

We appreciate your ongoing support of Morgan Stanley Dean Witter World Wide Income Trust and look forward to continuing to serve your investment needs.

Very truly yours,

/s/ Charles A. Fiumefreddo
CHARLES A. FIUMEFREDDO
CHAIRMAN OF THE BOARD

MORGAN STANLEY DEAN WITTER WORLD WIDE INCOME
TRUST
FUND PERFORMANCE OCTOBER 31, 1998

EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

 GROWTH OF $10,000 -- CLASS B
       ($ in Thousands)

                                      FUND     LEHMAN(4)   LIPPER(5)
March-1989                         $10,000       $10,000     $10,000
October-1989                       $10,040       $10,504     $10,441
October-1990                       $11,969       $12,032     $11,882
October-1991                       $11,759       $13,172     $13,131
October-1992                       $12,598       $14,846     $14,091
October-1993                       $13,822       $16,188     $16,026
October-1994                       $13,271       $16,974     $15,378
October-1995                       $14,923       $19,429     $17,132
October-1996                       $16,802       $20,742     $19,147
October-1997                       $17,987       $21,031     $20,203
October-1998                    $19,535(3)       $23,474     $21,109

    PAST PERFORMANCE IS NOT PREDICTIVE OF FUTURE RETURNS. PERFORMANCE FOR CLASS A, CLASS C, AND CLASS D SHARES WILL VARY FROM THE PERFORMANCE OF CLASS B SHARES SHOWN ABOVE DUE TO DIFFERENCES IN SALES CHARGES AND EXPENSES.

                                     AVERAGE ANNUAL TOTAL RETURNS
-------------------------------------------------------------------------------------------------------
                CLASS B SHARES*                                       CLASS A SHARES**
-----------------------------------------------      --------------------------------------------------
PERIOD ENDED 10/31/98                                PERIOD ENDED 10/31/98
-------------------------                            -------------------------
1 Year                       8.61%(1)     3.61%(2)   1 Year                       9.16%(1)        4.53%(2)
5 Years                      7.16%(1)     6.87%(2)   Since Inception (7/28/97)    9.14%(1)        5.44%(2)
Since Inception (3/30/89)    7.23%(1)     7.23%(2)

                   CLASS C SHARES+                                           CLASS D SHARES++
-----------------------------------------------------       --------------------------------------------------
PERIOD ENDED 10/31/98                                       PERIOD ENDED 10/31/98
-------------------------                                   -------------------------
1 Year                       8.62%(1)        7.62%(2)       1 Year                      9.41%(1)
Since Inception (7/28/97)    8.58%(1)        8.58%(2)       Since Inception (7/28/97)   9.48%(1)

------------------------
 (1) Figure shown assumes reinvestment of all distributions and does not reflect the deduction of any sales charges.
 (2) Figure shown assumes reinvestment of all distributions and the deduction of the maximum applicable sales charge. See the Fund's current prospectus for complete details on fees and sales charges.
 (3) Closing value assuming a complete redemption on October 31, 1998.
 (4) The Lehman Brothers Global Intermediate Bond Index, includes local currency-denominated sovereign debt of 19 countries with maturities of 1 to 10 years. The performance of the Index does not include any expenses, fees or charges. The Index is unmanaged and should not be considered an investment.
 (5) The Lipper Global Income Funds Index is an equally-weighted performance index of the largest-qualifying funds (based on net assets) in the Lipper Global Income Funds objective. The Index, which is adjusted for capital gains distributions and income dividends, is unmanaged and should not be considered an investment. There are currently 30 funds represented in the Index.
 * The maximum contingent deferred sales charge (CDSC) for Class B is 5.0%. The CDSC declines to 0% after six years.
** The maximum front-end sales charge for Class A is 4.25%.
 + The maximum CDSC for Class C shares is 1% for shares redeemed within one year of purchase.
 ++ Class D shares have no sales charge.

MORGAN STANLEY DEAN WITTER WORLD WIDE INCOME TRUST
PORTFOLIO OF INVESTMENTS OCTOBER 31, 1998

 PRINCIPAL
 AMOUNT IN                                                                                   COUPON   MATURITY
 THOUSANDS                                                                                    RATE      DATE       VALUE
---------------------------------------------------------------------------------------------------------------------------
              GOVERNMENT & CORPORATE BONDS (99.7%)
              DENMARK (4.5%)
              GOVERNMENT OBLIGATION
DKK   25,000  Realkredit Denmark+..........................................................   6.00%   10/01/29  $ 3,809,569
                                                                                                                -----------

              GREECE (5.4%)
              GOVERNMENT OBLIGATION
GRD 1,250,000 Greece Government Bond+......................................................   8.70    04/08/05    4,501,779
                                                                                                                -----------

              ITALY (5.0%)
              GOVERNMENT OBLIGATION
ITL 6,250,000 Italy Treasury Bond+.........................................................  10.50    07/15/00    4,242,355
                                                                                                                -----------

              NEW ZEALAND (2.3%)
              EXTRA GOVERNMENTAL INSTITUTIONS--BANKS
NZD    3,500  International Bank for Reconstruction & Development+.........................   7.00    09/18/00    1,888,593
                                                                                                                -----------

              NORWAY (2.6%)
              GOVERNMENT OBLIGATION
NOK   14,000  Norway Government Bond.......................................................   9.50    10/31/02    2,183,841
                                                                                                                -----------

              SPAIN (6.1%)
              GOVERNMENT OBLIGATION
ESP  650,000  Spain Treasury Bond+.........................................................  12.25    03/25/00    5,154,170
                                                                                                                -----------

              UNITED KINGDOM (11.0%)
              MAJOR BANKS (3.2%)
GBP    1,500  Union Bank of Switzerland+...................................................   8.00    01/08/07    2,726,399
                                                                                                                -----------
              SMALLER BANKS (7.8%)
       1,000  Alliance & Leicester PLC+....................................................   8.75    12/07/06    1,900,948
       1,000  Halifax PLC+.................................................................   9.375   05/15/21    2,214,636
       1,250  Lloyds TSB Group PLC+........................................................   8.50    03/29/06    2,403,826
                                                                                                                -----------
                                                                                                                  6,519,410
                                                                                                                -----------

              TOTAL UNITED KINGDOM............................................................................    9,245,809
                                                                                                                -----------

              UNITED STATES (62.8%)
              MAJOR BANKS (2.1%)
GBP    1,000  Morgan Guaranty Trust Co.+...................................................   7.75    12/30/03    1,769,539
                                                                                                                -----------
              GOVERNMENT AGENCIES & OBLIGATIONS (60.7%)
NZD    7,700  Federal National Mortgage Assoc.+............................................   7.00    09/26/00    4,152,831
       9,600  Federal National Mortgage Assoc.+............................................   7.25    06/20/02    5,285,441
$      3,064  Federal National Mortgage Assoc..............................................   6.00    10/01/28    3,026,085
       1,986  Federal National Mortgage Assoc..............................................   6.00    10/01/28    1,960,786
      10,000  Federal National Mortgage Assoc..............................................   5.50       **       9,628,125
       8,750  U.S. Treasury Bond*..........................................................  13.125   05/15/01   10,582,250
       5,000  U.S. Treasury Bond+..........................................................   7.25    05/15/16    6,075,550

                       SEE NOTES TO FINANCIAL STATEMENTS

MORGAN STANLEY DEAN WITTER WORLD WIDE INCOME TRUST
PORTFOLIO OF INVESTMENTS OCTOBER 31, 1998, CONTINUED

 PRINCIPAL
 AMOUNT IN                                                                                   COUPON   MATURITY
 THOUSANDS                                                                                    RATE      DATE       VALUE
---------------------------------------------------------------------------------------------------------------------------
$     10,000  U.S. Treasury Bond Strip.....................................................   0.00%   11/15/09  $ 5,674,200
       4,500  U.S. Treasury Note+..........................................................   9.125   05/15/99    4,608,584
                                                                                                                -----------
                                                                                                                 50,993,852
                                                                                                                -----------

              TOTAL UNITED STATES.............................................................................   52,763,391
                                                                                                                -----------

              TOTAL GOVERNMENT & CORPORATE BONDS
              (IDENTIFIED COST $85,102,654)...................................................................   83,789,507
                                                                                                                -----------

              SHORT-TERM INVESTMENTS (10.8%)
              UNITED STATES
              TIME DEPOSIT (a) (5.4%)
              MAJOR BANKS
GRD 1,269,408 Bankers Trust (IDENTIFIED COST $4,285,528)...................................  11.20    11/05/98    4,517,465
                                                                                                                -----------

              GOVERNMENT AGENCY (b) (5.4%)
$      4,600  Federal Home Loan Mortgage Corp. (AMORTIZED COST $4,599,308).................   5.42    11/02/98    4,599,308
                                                                                                                -----------

              TOTAL SHORT-TERM INVESTMENTS
              (IDENTIFIED COST $8,884,836)....................................................................    9,116,773
                                                                                                                -----------

TOTAL INVESTMENTS
(IDENTIFIED COST $93,987,490) (c)..........................................................  110.5 %   92,906,280

LIABILITIES IN EXCESS OF CASH AND OTHER ASSETS.............................................  (10.5)    (8,828,097)
                                                                                             ------  ------------

NET ASSETS.................................................................................  100.0 % $ 84,078,183
                                                                                             ------  ------------
                                                                                             ------  ------------

---------------------

 * The market value of securities pledged to cover margin requirements for open futures contracts is $76,500.
** Security purchased on a forward commitment basis with an approximate principal amount and no definite maturity date; the actual principal amount and maturity date will be determined upon settlement.
 + Some or all of these securities are segregated in connection with open forward foreign currency contracts.
(a)  Subject to withdrawal restrictions until maturity.
(b) Security was purchased on a discount basis. The interest rate shown has been adjusted to reflect a money market equivalent yield.
(c) The aggregate cost for federal income tax purposes approximates identified cost. The aggregate gross unrealized appreciation is $1,638,802 and the aggregate gross unrealized depreciation is $2,720,012, resulting in net unrealized depreciation of $1,081,210.

                       SEE NOTES TO FINANCIAL STATEMENTS

MORGAN STANLEY DEAN WITTER WORLD WIDE INCOME TRUST
PORTFOLIO OF INVESTMENTS OCTOBER 31, 1998, CONTINUED

FUTURES CONTRACTS OPEN AT OCTOBER 31, 1998:

                                      UNDERLYING
                  DESCRIPTION,           FACE
 NUMBER OF      DELIVERY MONTH,       AMOUNT AT        UNREALIZED
 CONTRACTS          AND YEAR            VALUE             LOSS
-------------------------------------------------------------------
              U.S. Treasury Note
         90     December/1998.....  $ 10,317,656     $    (57,656)
                                    --------------   --------------
                                    --------------   --------------

FORWARD FOREIGN CURRENCY CONTRACTS OPEN AT OCTOBER 31, 1998:

                                                       UNREALIZED
     CONTRACTS               IN           DELIVERY    APPRECIATION
    TO DELIVER          EXCHANGE FOR        DATE     (DEPRECIATION)
-------------------------------------------------------------------
   GBP    1,900,000     $      3,160,840  11/09/98   $    (19,887)
   GBP    1,690,000     $      2,878,915  11/16/98         50,846
   NZD    4,300,000     $      2,115,600  11/30/98       (160,877)
   NZD    9,320,000     $      4,960,850  12/02/98         26,469
   GBP    1,900,000     $      3,176,800  12/07/98            735
   NOK   15,870,000     $      2,140,256  12/07/98        (25,804)
     GBP  1,095,000     $      1,830,665  12/08/98            328
   NZD    3,700,000     $      1,948,013  12/09/98        (11,260)
   NZD    3,700,000     $      1,948,050  12/09/98        (11,223)
    $     4,252,597      CHF   5,650,000  12/15/98        (53,081)
  $       2,510,202      ATS  28,725,000  12/21/98        (34,351)
  $       2,083,637      BEF  70,812,000  12/21/98        (11,980)
  $       3,167,681      BEF 106,302,000  12/21/98        (57,738)
  $       4,017,346      NLG   7,365,000  12/21/98        (58,279)
                                                     --------------
      Net unrealized depreciation..................  $   (366,102)
                                                     --------------
                                                     --------------

CURRENCY ABBREVIATIONS:

ATS        Austrian Schilling.
BEF        Belgian Franc.
GBP        British Pound.
DKK        Danish Krone.
NLG        Dutch Guilder.
GRD        Greek Drachma.
ITL        Italian Lira.
NZD        New Zealand Dollar.
NOK        Norwegian Krone.
ESP        Spanish Peseta.
CHF        Swiss Franc.

                       SEE NOTES TO FINANCIAL STATEMENTS

MORGAN STANLEY DEAN WITTER WORLD WIDE INCOME TRUST
FINANCIAL STATEMENTS

STATEMENT OF ASSETS AND LIABILITIES
OCTOBER 31, 1998

ASSETS:
Investments in securities, at value
  (identified cost $93,987,490)................................................................  $92,906,280
Unrealized appreciation on open forward foreign currency contracts.............................       78,378
Cash...........................................................................................       25,127
Receivable for:
    Interest...................................................................................    2,378,220
    Compensated forward foreign currency contracts.............................................       57,855
    Capital stock sold.........................................................................       38,038
Prepaid expenses and other assets..............................................................       47,874
                                                                                                 -----------
     TOTAL ASSETS..............................................................................   95,531,772
                                                                                                 -----------
LIABILITIES:
Unrealized depreciation on open forward foreign currency contracts.............................      444,480
Payable for:
    Investments purchased......................................................................    9,810,556
    Compensated forward foreign currency contracts.............................................      825,767
    Capital stock repurchased..................................................................       63,346
    Variation margin...........................................................................       61,875
    Plan of distribution fee...................................................................       60,387
    Investment management fee..................................................................       54,454
Accrued expenses and other payables............................................................      132,724
                                                                                                 -----------
     TOTAL LIABILITIES.........................................................................   11,453,589
                                                                                                 -----------
     NET ASSETS................................................................................  $84,078,183
                                                                                                 -----------
                                                                                                 -----------
COMPOSITION OF NET ASSETS:
Paid-in-capital................................................................................  $88,543,404
Net unrealized depreciation....................................................................   (1,476,283)
Accumulated undistributed net investment income................................................      982,035
Accumulated net realized loss..................................................................   (3,970,973)
                                                                                                 -----------
     NET ASSETS................................................................................  $84,078,183
                                                                                                 -----------
                                                                                                 -----------
CLASS A SHARES:
Net Assets.....................................................................................  $ 1,227,088
Shares Outstanding (UNLIMITED AUTHORIZED, $.01 PAR VALUE)......................................      134,755
     NET ASSET VALUE PER SHARE.................................................................        $9.11
                                                                                                 -----------
                                                                                                 -----------
     MAXIMUM OFFERING PRICE PER SHARE,
       (NET ASSET VALUE PLUS 4.44% OF NET ASSET VALUE).........................................        $9.51
                                                                                                 -----------
                                                                                                 -----------
CLASS B SHARES:
Net Assets.....................................................................................  $81,610,993
Shares Outstanding (UNLIMITED AUTHORIZED, $.01 PAR VALUE)......................................    8,949,878
     NET ASSET VALUE PER SHARE.................................................................        $9.12
                                                                                                 -----------
                                                                                                 -----------
CLASS C SHARES:
Net Assets.....................................................................................     $234,143
Shares Outstanding (UNLIMITED AUTHORIZED, $.01 PAR VALUE)......................................       25,697
     NET ASSET VALUE PER SHARE.................................................................        $9.11
                                                                                                 -----------
                                                                                                 -----------
CLASS D SHARES:
Net Assets.....................................................................................   $1,005,959
Shares Outstanding (UNLIMITED AUTHORIZED, $.01 PAR VALUE)......................................      110,347
     NET ASSET VALUE PER SHARE.................................................................        $9.12
                                                                                                 -----------
                                                                                                 -----------

                       SEE NOTES TO FINANCIAL STATEMENTS

MORGAN STANLEY DEAN WITTER WORLD WIDE INCOME TRUST
FINANCIAL STATEMENTS, CONTINUED

STATEMENT OF OPERATIONS
FOR THE YEAR ENDED OCTOBER 31, 1998

NET INVESTMENT INCOME:

INTEREST INCOME.................................................................................  $7,095,976
                                                                                                  ----------

EXPENSES
Plan of distribution fee (Class A shares).......................................................       2,781
Plan of distribution fee (Class B shares).......................................................     730,749
Plan of distribution fee (Class C shares).......................................................       1,316
Investment management fee.......................................................................     658,757
Transfer agent fees and expenses................................................................     135,049
Registration fees...............................................................................      89,418
Professional fees...............................................................................      74,129
Shareholder reports and notices.................................................................      56,479
Custodian fees..................................................................................      28,322
Directors' fees and expenses....................................................................      16,843
Other...........................................................................................      12,530
                                                                                                  ----------

     TOTAL EXPENSES.............................................................................   1,806,373
                                                                                                  ----------

     NET INVESTMENT INCOME......................................................................   5,289,603
                                                                                                  ----------

NET REALIZED AND UNREALIZED GAIN:
Net realized gain (loss) on:
    Investments.................................................................................   1,368,087
    Futures contracts...........................................................................   1,389,964
    Foreign exchange transactions...............................................................    (842,488)
                                                                                                  ----------

     NET GAIN...................................................................................   1,915,563
                                                                                                  ----------
Net change in unrealized appreciation/depreciation on:
    Investments.................................................................................     143,713
    Futures contracts...........................................................................     (57,656)
    Translation of forward foreign currency contracts, other assets and liabilities denominated
      in foreign currencies.....................................................................    (265,980)
                                                                                                  ----------

     NET DEPRECIATION...........................................................................    (179,923)
                                                                                                  ----------

     NET GAIN...................................................................................   1,735,640
                                                                                                  ----------

NET INCREASE....................................................................................  $7,025,243
                                                                                                  ----------
                                                                                                  ----------

                       SEE NOTES TO FINANCIAL STATEMENTS

MORGAN STANLEY DEAN WITTER WORLD WIDE INCOME TRUST
FINANCIAL STATEMENTS, CONTINUED

STATEMENT OF CHANGES IN NET ASSETS

                                                                           FOR THE YEAR      FOR THE YEAR
                                                                              ENDED              ENDED
                                                                         OCTOBER 31, 1998  OCTOBER 31, 1997*
------------------------------------------------------------------------------------------------------------

INCREASE (DECREASE) IN NET ASSETS:

OPERATIONS:
Net investment income..................................................  $     5,289,603   $      6,295,763
Net realized gain......................................................        1,915,563          2,422,462
Net change in unrealized depreciation..................................         (179,923 )       (1,657,235 )
                                                                         ----------------  -----------------

     NET INCREASE......................................................        7,025,243          7,060,990
                                                                         ----------------  -----------------

DIVIDENDS TO SHAREHOLDERS FROM
NET INVESTMENT INCOME:
Class A shares.........................................................         (103,498 )           (6,031 )
Class B shares.........................................................       (6,294,099 )      (10,673,831 )
Class C shares.........................................................          (10,651 )           (1,171 )
Class D shares.........................................................          (33,682 )             (283 )
                                                                         ----------------  -----------------

     TOTAL DIVIDENDS...................................................       (6,441,930 )      (10,681,316 )
                                                                         ----------------  -----------------

Net decrease from capital stock transactions...........................      (11,893,088 )      (15,013,234 )
                                                                         ----------------  -----------------

     NET DECREASE......................................................      (11,309,775 )      (18,633,560 )

NET ASSETS:
Beginning of period....................................................       95,387,958        114,021,518
                                                                         ----------------  -----------------

     END OF PERIOD
    (INCLUDING UNDISTRIBUTED NET INVESTMENT INCOME OF $982,035 AND
    $450,900, RESPECTIVELY)............................................  $    84,078,183   $     95,387,958
                                                                         ----------------  -----------------
                                                                         ----------------  -----------------

---------------------

 *   Class A, Class C and Class D shares were issued July 28, 1997.

                       SEE NOTES TO FINANCIAL STATEMENTS

MORGAN STANLEY DEAN WITTER WORLD WIDE INCOME TRUST
NOTES TO FINANCIAL STATEMENTS OCTOBER 31, 1998

1. ORGANIZATION AND ACCOUNTING POLICIES

Morgan Stanley Dean Witter World Wide Income Trust (the "Fund"), formerly Dean Witter World Wide Income Trust, is registered under the Investment Company Act of 1940, as amended (the "Act"), as a non-diversified, open-end management investment company. The Fund's primary investment objective is to provide a high level of current income and, as a secondary objective, seeks appreciation in the value of its assets. The Fund was organized as a Massachusetts business trust on October 14, 1988 and commenced operations on March 30, 1989. On July 28, 1997, the Fund commenced offering three additional classes of shares, with the then current shares designated as Class B shares.

The Fund offers Class A shares, Class B shares, Class C shares and Class D shares. The four classes are substantially the same except that most Class A shares are subject to a sales charge imposed at the time of purchase and some Class A shares, and most Class B shares and Class C shares are subject to a contingent deferred sales charge imposed on shares redeemed within one year, six years and one year, respectively. Class D shares are not subject to a sales charge. Additionally, Class A shares, Class B shares and Class C shares incur distribution expenses.

The preparation of financial statements in accordance with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts and disclosures. Actual results could differ from these estimates.

The following is a summary of significant accounting policies:

A. VALUATION OF INVESTMENTS -- (1) all portfolio securities for which over-the-counter market quotations are readily available are valued at the latest available bid price prior to the time of valuation; (2) futures contracts are valued at the latest sale price on the commodities exchange on which they trade unless the Trustees determine that such price does not reflect their market value, in which case they will be valued at fair value as determined by the Trustees; (3) when market quotations are not readily available, including circumstances under which it is determined by Morgan Stanley Dean Witter Advisors Inc. (the "Investment Manager"), formerly Dean Witter InterCapital Inc., that sale or bid prices are not reflective of a security's market value, portfolio securities are valued at their fair value as determined in good faith under procedures established by and under the general supervision of the Trustees (valuation of debt securities for which market quotations are not readily available may be based upon current market prices of securities which are comparable in coupon, rating and maturity or an appropriate matrix utilizing similar factors); (4) certain portfolio securities may be valued by an outside pricing service approved by the Trustees. The pricing service may utilize a matrix system incorporating security quality, maturity and coupon as the evaluation

MORGAN STANLEY DEAN WITTER WORLD WIDE INCOME TRUST
NOTES TO FINANCIAL STATEMENTS OCTOBER 31, 1998, CONTINUED

model parameters, and/or research and evaluations by its staff, including review of broker-dealer market price quotations, if available, in determining what it believes is the fair valuation of the securities valued by such pricing service; and (5) short-term debt securities having a maturity date of more than sixty days at time of purchase are valued on a mark-to-market basis until sixty days prior to maturity and thereafter at amortized cost based on their value on the 61st day. Short-term debt securities having a maturity date of sixty days or less at the time of purchase are valued at amortized cost.

B. ACCOUNTING FOR INVESTMENTS -- Security transactions are accounted for on the trade date (date the order to buy or sell is executed). Realized gains and losses on security transactions are determined by the identified cost method. Discounts are accreted over the life of the respective securities. Interest income is accrued daily.

C. MULTIPLE CLASS ALLOCATIONS -- Investment income, expenses (other than distribution fees), and realized and unrealized gains and losses are allocated to each class of shares based upon the relative net asset value on the date such items are recognized. Distribution fees are charged directly to the respective class.

D. FUTURES CONTRACTS -- A futures contract is an agreement between two parties to buy and sell financial instruments at a set price on a future date. Upon entering into such a contract, the Fund is required to pledge to the broker cash, U.S. Government securities or other liquid portfolio securities equal to the minimum initial margin requirements of the applicable futures exchange. Pursuant to the contract, the Fund agrees to receive from or pay to the broker an amount of cash equal to the daily fluctuation in the value of the contract which is known as variation margin. Such receipts or payments are recorded by the Fund as unrealized gains or losses. Upon closing of the contract, the Fund realizes a gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.

E. FOREIGN CURRENCY TRANSLATION -- The books and records of the Fund are maintained in U.S. dollars as follows: (1) the foreign currency market value of investment securities, other assets and liabilities and forward foreign currency contracts are translated at the exchange rates prevailing at the end of the period; and (2) purchases, sales, income and expenses are translated at the exchange rates prevailing on the respective dates of such transactions. The resultant exchange gains and losses are included in the Statement of Operations as realized and unrealized gain/loss on foreign exchange transactions. Pursuant to U.S. Federal income tax regulations, certain foreign exchange gains/losses included in realized and unrealized gain/loss are included in or are a reduction of ordinary income for

MORGAN STANLEY DEAN WITTER WORLD WIDE INCOME TRUST
NOTES TO FINANCIAL STATEMENTS OCTOBER 31, 1998, CONTINUED

federal income tax purposes. The Fund does not isolate that portion of the results of operations arising as a result of changes in the foreign exchange rates from the changes in the market prices of the securities.

F. FORWARD FOREIGN CURRENCY CONTRACTS -- The Fund may enter into forward foreign currency contracts which are valued daily at the appropriate exchange rates. The resultant unrealized exchange gains and losses are included in the Statement of Operations as unrealized foreign currency gain or loss. The Fund records realized gains or losses on delivery of the currency or at the time the forward contract is extinguished (compensated) by entering into a closing transaction prior to delivery.

G. FEDERAL INCOME TAX STATUS -- It is the Fund's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its taxable income to its shareholders. Accordingly, no federal income tax provision is required.

H. DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS -- The Fund records dividends and distributions to its shareholders on the record date. The amount of dividends and distributions from net investment income and net realized capital gains are determined in accordance with federal income tax regulations which may differ from generally accepted accounting principles. These "book/tax" differences are either considered temporary or permanent in nature. To the extent these differences are permanent in nature, such amounts are reclassified within the capital accounts based on their federal tax-basis treatment; temporary differences do not require reclassification. Dividends and distributions which exceed net investment income and net realized capital gains for financial reporting purposes but not for tax purposes are reported as dividends in excess of net investment income or distributions in excess of net realized capital gains. To the extent they exceed net investment income and net realized capital gains for tax purposes, they are reported as distributions of paid-in-capital.

2. INVESTMENT MANAGEMENT AGREEMENT

Pursuant to an Investment Management Agreement with the Investment Manager the Fund pays a management fee, accrued daily and payable monthly, by applying the following annual rates to the net assets of the Fund determined as of the close of each business day: 0.75% to the portion of daily net assets not exceeding $250 million; 0.60% to the portion of daily net assets exceeding $250 million but not exceeding $500 million; 0.50% to the portion of daily net assets exceeding $500 million but not exceeding $750 million; 0.40% to the portion of daily net assets exceeding $750 million but not exceeding $1 billion; and 0.30% to the portion of daily net assets exceeding $1 billion.

MORGAN STANLEY DEAN WITTER WORLD WIDE INCOME TRUST
NOTES TO FINANCIAL STATEMENTS OCTOBER 31, 1998, CONTINUED

Under the terms of the Agreement, in addition to managing the Fund's investments, the Investment Manager maintains certain of the Fund's books and records and furnishes, at its own expense, office space, facilities, equipment, clerical, bookkeeping and certain legal services and pays the salaries of all personnel, including officers of the Fund who are employees of the Investment Manager. The Investment Manager also bears the cost of telephone services, heat, light, power and other utilities provided to the Fund.

3. PLAN OF DISTRIBUTION

Shares of the Fund are distributed by Morgan Stanley Dean Witter Distributors Inc. (the "Distributor"), an affiliate of the Investment Manager. The Fund has adopted a Plan of Distribution (the "Plan") pursuant to Rule 12b-1 under the Act. The Plan provides that the Fund will pay the Distributor a fee which is accrued daily and paid monthly at the following annual rates: (i) Class A -- up to 0.25% of the average daily net assets of Class A; (ii) Class B -- 0.85% of the lesser of: (a) the average daily aggregate gross sales of the Class B shares since inception of the Fund (not including reinvestment of dividend or capital gain distributions) less the average net asset value of the Class B shares redeemed since the Fund's inception upon which a contingent deferred sales charge has been imposed or waived; or (b) the average daily net assets of Class B; and (iii) Class C -- up to 0.85% of the average daily net assets of Class C. In the case of Class A shares, amounts paid under the Plan are paid to the Distributor for services provided. In the case of Class B and Class C shares, amounts paid under the Plan are paid to the Distributor for (1) services provided and the expenses borne by it and others in the distribution of the shares of these Classes, including the payment of commissions for sales of these Classes and incentive compensation to, and expenses of, Morgan Stanley Dean Witter Financial Advisors and others who engage in or support distribution of the shares or who service shareholder accounts, including overhead and telephone expenses; (2) printing and distribution of prospectuses and reports used in connection with the offering of these shares to other than current shareholders; and (3) preparation, printing and distribution of sales literature and advertising materials. In addition, the Distributor may utilize fees paid pursuant to the Plan, in the case of Class B shares, to compensate Dean Witter Reynolds Inc. ("DWR"), an affiliate of the Investment Manager and Distributor, and other selected broker-dealers for their opportunity costs in advancing such amounts, which compensation would be in the form of a carrying charge on any unreimbursed expenses.

In the case of Class B shares, provided that the Plan continues in effect, any cumulative expenses incurred by the Distributor but not yet recovered may be recovered through the payment of future distribution fees from the Fund pursuant to the Plan and contingent deferred sales charges paid by

MORGAN STANLEY DEAN WITTER WORLD WIDE INCOME TRUST
NOTES TO FINANCIAL STATEMENTS OCTOBER 31, 1998, CONTINUED

investors upon redemption of Class B shares. Although there is no legal obligation for the Fund to pay expenses incurred in excess of payments made to the Distributor under the Plan and the proceeds of contingent deferred sales charges paid by investors upon redemption of shares, if for any reason the Plan is terminated, the Trustees will consider at that time the manner in which to treat such expenses. The Distributor has advised the Fund that such excess amounts, including carrying charges, totaled $8,425,068, at October 31, 1998.

In the case of Class A shares and Class C shares, expenses incurred pursuant to the Plan in any calendar year in excess of 0.25% or 0.85% of the average daily net assets of Class A or Class C, respectively, will not be reimbursed by the Fund through payments in any subsequent year, except that expenses representing a gross sales credit to Morgan Stanley Dean Witter Financial Advisors or other selected broker-dealer representatives may be reimbursed in the subsequent calendar year. For the year ended October 31, 1998, the distribution fee was accrued for Class A shares and Class C shares at the annual rate of 0.23% and 0.85%, respectively.

The Distributor has informed the Fund that for the year ended October 31, 1998, it received contingent deferred sales charges from certain redemptions of the Fund's Class B shares of $44,911 and received $232 in front-end sales charges from sales of the Fund's Class A shares. The respective shareholders pay such charges which are not an expense of the Fund.

4. SECURITY TRANSACTIONS AND TRANSACTIONS WITH AFFILIATES

The cost of purchases and proceeds from sales of portfolio securities, excluding short-term investments, for the year ended October 31, 1998 aggregated $243,684,179 and $241,712,753, respectively. Included in the aforementioned are purchases and sales of U.S. Government securities of $115,360,708 and $135,298,741, respectively.

Morgan Stanley Dean Witter Trust FSB, an affiliate of the Investment Manager and Distributor, is the Fund's transfer agent. At October 31, 1998, the Fund had transfer agent fees and expenses payable of approximately $1,000.

The Fund has an unfunded noncontributory defined benefit pension plan covering all independent Trustees of the Fund who will have served as independent Trustees for at least five years at the time of retirement. Benefits under this plan are based on years of service and compensation during the last five years of service. Aggregate pension costs for the year ended October 31, 1998 included in Trustees' fees and expenses in the Statement of Operations amounted to $2,848. At October 31, 1998, the Fund had an accrued pension liability of $48,382 which is included in accrued expenses in the Statement of Assets and Liabilities.

MORGAN STANLEY DEAN WITTER WORLD WIDE INCOME TRUST
NOTES TO FINANCIAL STATEMENTS OCTOBER 31, 1998, CONTINUED

5. SHARES OF BENEFICIAL INTEREST

Transactions in shares of beneficial interest were as follows:

                                                                           FOR THE YEAR                  FOR THE YEAR
                                                                              ENDED                         ENDED
                                                                         OCTOBER 31, 1998             OCTOBER 31, 1997*
                                                                   ----------------------------   --------------------------
                                                                     SHARES          AMOUNT         SHARES         AMOUNT
                                                                   -----------   --------------   -----------   ------------
CLASS A SHARES
Sold.............................................................      362,853   $    3,265,836        80,739   $    714,181
Reinvestment of dividends........................................        5,632           49,638           237          2,107
Redeemed.........................................................     (309,381)      (2,779,713)       (5,325)       (47,905)
                                                                   -----------   --------------   -----------   ------------
Net increase - Class A...........................................       59,104          535,761        75,651        668,383
                                                                   -----------   --------------   -----------   ------------

CLASS B SHARES
Sold.............................................................    3,566,324       31,772,971     3,523,435     31,673,600
Reinvestment of dividends........................................      429,255        3,787,888       689,236      6,224,070
Redeemed.........................................................   (5,520,553)     (49,041,324)   (5,959,324)   (53,726,739)
                                                                   -----------   --------------   -----------   ------------
Net decrease - Class B...........................................   (1,524,974)     (13,480,465)   (1,746,653)   (15,829,069)
                                                                   -----------   --------------   -----------   ------------

CLASS C SHARES
Sold.............................................................       12,490          110,678        12,172        107,627
Reinvestment of dividends........................................        1,027            9,061           130          1,156
Redeemed.........................................................         (122)          (1,111)      --             --
                                                                   -----------   --------------   -----------   ------------
Net increase - Class C...........................................       13,395          118,628        12,302        108,783
                                                                   -----------   --------------   -----------   ------------

CLASS D SHARES
Sold.............................................................      109,596          964,530         4,286         38,458
Reinvestment of dividends........................................        1,844           16,303            24            211
Redeemed.........................................................       (5,403)         (47,845)      --             --
                                                                   -----------   --------------   -----------   ------------
Net increase - Class D...........................................      106,037          932,988         4,310         38,669
                                                                   -----------   --------------   -----------   ------------
Net decrease in Fund.............................................   (1,346,438)  $  (11,893,088)   (1,654,390)  $(15,013,234)
                                                                   -----------   --------------   -----------   ------------
                                                                   -----------   --------------   -----------   ------------

---------------------

 * For Class A, C and D shares, for the period July 28, 1997 (issue date) through October 31, 1997.

6. FEDERAL INCOME TAX STATUS

During the year ended October 31, 1998, the Fund utilized approximately $1,167,000 of its net capital loss carryover. At October 31, 1998, the Fund had a net capital loss carryover of approximately $4,160,000 which will be available through October 31, 2002 to offset future capital gains to the extent provided by regulations.

As of October 31, 1998, the Fund had temporary book/tax differences primarily attributable to the mark-to-market of open forward foreign currency exchange contracts and compensated forward foreign currency exchange contracts and permanent book/tax differences attributable to foreign

MORGAN STANLEY DEAN WITTER WORLD WIDE INCOME TRUST
NOTES TO FINANCIAL STATEMENTS OCTOBER 31, 1998, CONTINUED

currency gains. To reflect reclassifications arising from the permanent differences, accumulated net realized loss was charged and accumulated undistributed net investment income was credited $1,683,462.

7. PURPOSES OF AND RISKS RELATING TO CERTAIN FINANCIAL INSTRUMENTS

The Fund may enter into forward foreign currency contracts ("forward contracts") to facilitate settlement of foreign currency denominated portfolio transactions or to manage its foreign currency exposure or to sell, for a fixed amount of U.S. dollars or other currency, the amount of foreign currency approximating the value of some or all of its holdings denominated in such foreign currency or an amount of foreign currency other than the currency in which the securities to be hedged are denominated approximating the value of some or all of its holdings to be hedged. Additionally, when the Investment Manager anticipates purchasing securities at some time in the future, the Fund may enter into a forward contract to purchase an amount of currency equal to some or all the value of the anticipated purchase for a fixed amount of U.S. dollars or other currency.

To hedge against adverse interest rate, foreign currency and market risks, the Fund may enter into written options on interest rate futures and interest rate futures contracts ("derivative investments").

Forward contracts and derivative instruments involve elements of market risk in excess of the amount reflected in the Statement of Assets and Liabilities. The Fund bears the risk of an unfavorable change in the foreign exchange rates underlying the forward contracts. Risks may also arise upon entering into these contracts from the potential inability of the counterparties to meet the terms of their contracts.

At October 31, 1998, there were outstanding forward contracts used to facilitate settlement of foreign currency denominated portfolio transactions and to manage foreign currency exposure.

8. ACQUISITION OF MORGAN STANLEY DEAN WITTER GLOBAL SHORT-TERM INCOME FUND INC.

On October 29, 1998, the Trustees of the Fund and the Board of Directors of Morgan Stanley Dean Witter Global Short-Term Income Fund Inc. ("Global Short-Term") approved a reorganization plan ("the Plan") whereby Global Short-Term would be merged into the Fund. The Plan is subject to the consent of Global Short-Term's shareholders. If approved, the assets of Global Short-Term would be combined with the assets of the Fund and shareholders of Global Short-Term would become Class A shareholders of the Fund, receiving Class A shares of the Fund equal to the value of their holdings in the Fund.

MORGAN STANLEY DEAN WITTER WORLD WIDE INCOME TRUST
FINANCIAL HIGHLIGHTS

Selected ratios and per share data for a share of beneficial interest outstanding throughout each period:

                               FOR THE YEAR ENDED OCTOBER 31
                  -------------------------------------------------------
                    1998++     1997*++     1996        1995       1994
-------------------------------------------------------------------------

CLASS B SHARES

PER SHARE OPERATING
PERFORMANCE:

Net asset value,
 beginning of
 period.......... $     9.03  $    9.33  $    9.08  $     8.55  $    9.39
                       -----  ---------  ---------       -----  ---------

Net investment
 income..........       0.53       0.55       0.60        0.55       0.55

Net realized and
 unrealized gain
 (loss)..........       0.20       0.07       0.48        0.48      (0.92)
                       -----  ---------  ---------       -----  ---------

Total from
 investment
 operations......       0.73       0.62       1.08        1.03      (0.37)
                       -----  ---------  ---------       -----  ---------

Less dividends
 and
 distributions
 from:
   Net investment
   income........      (0.64)     (0.92)     (0.83)      (0.50)     (0.22)
   Paid-in-capital...     --     --         --          --          (0.25)
                       -----  ---------  ---------       -----  ---------

Total dividends
 and
 distributions...      (0.64)     (0.92)     (0.83)      (0.50)     (0.47)
                       -----  ---------  ---------       -----  ---------

Net asset value,
 end of period... $     9.12  $    9.03  $    9.33  $     9.08  $    8.55
                       -----  ---------  ---------       -----  ---------
                       -----  ---------  ---------       -----  ---------

TOTAL INVESTMENT
RETURN+..........       8.61%      7.05%     12.60%      12.45%     (3.99)%

RATIOS TO AVERAGE
NET ASSETS:
Expenses.........       2.07%(1)      2.02%      1.96%       1.93%      1.91%

Net investment
 income..........       6.01%(1)      6.07%      6.39%       6.21%      5.87%

SUPPLEMENTAL
DATA:
Net assets, end
 of period, in
 thousands.......    $81,611    $94,556   $114,022    $138,165   $179,563

Portfolio
 turnover rate...        309%       345%       263%        254%       229%

---------------------

 * Prior to July 28, 1997, the Fund issued one class of shares. All shares of the Fund held prior to that date have been designated as Class B shares.
++ The per share amounts were computed using an average number of shares outstanding during the period.
 + Does not reflect the deduction of sales charge. Calculated based on the net asset value as of the last business day of the period.
(1) Reflects overall Fund ratios for investment income and non-class specific expenses.

                       SEE NOTES TO FINANCIAL STATEMENTS

MORGAN STANLEY DEAN WITTER WORLD WIDE INCOME TRUST
FINANCIAL HIGHLIGHTS, CONTINUED

                                                                                            FOR THE PERIOD
                                                                          FOR THE YEAR      JULY 28, 1997*
                                                                             ENDED             THROUGH
                                                                        OCTOBER 31, 1998   OCTOBER 31, 1997
-----------------------------------------------------------------------------------------------------------
CLASS A SHARES++
PER SHARE OPERATING PERFORMANCE:
Net asset value, beginning of period..................................      $  9.02            $  8.97
                                                                              -----              -----
Net investment income.................................................         0.59               0.15
Net realized and unrealized gain......................................         0.20               0.05
                                                                              -----              -----
Total from investment operations......................................         0.79               0.20
                                                                              -----              -----
Less dividends from net investment income.............................        (0.70)             (0.15)
                                                                              -----              -----
Net asset value, end of period........................................      $  9.11            $  9.02
                                                                              -----              -----
                                                                              -----              -----
TOTAL INVESTMENT RETURN+..............................................         9.16%              2.27%(1)
RATIOS TO AVERAGE NET ASSETS:
Expenses..............................................................         1.45%(3)           1.46%(2)
Net investment income.................................................         6.63%(3)           6.69%(2)
SUPPLEMENTAL DATA:
Net assets, end of period, in thousands...............................       $1,227               $682
Portfolio turnover rate...............................................          309%               345%

CLASS C SHARES++
PER SHARE OPERATING PERFORMANCE:
Net asset value, beginning of period..................................      $  9.02            $  8.97
                                                                              -----              -----
Net investment income.................................................         0.53               0.14
Net realized and unrealized gain......................................         0.20               0.05
                                                                              -----              -----
Total from investment operations......................................         0.73               0.19
                                                                              -----              -----
Less dividends from net investment income.............................        (0.64)             (0.14)
                                                                              -----              -----
Net asset value, end of period........................................      $  9.11            $  9.02
                                                                              -----              -----
                                                                              -----              -----
TOTAL INVESTMENT RETURN+..............................................         8.62%              2.12%(1)
RATIOS TO AVERAGE NET ASSETS:
Expenses..............................................................         2.07%(3)           2.00%(2)
Net investment income.................................................         6.01%(3)           5.89%(2)
SUPPLEMENTAL DATA:
Net assets, end of period, in thousands...............................         $234               $111
Portfolio turnover rate...............................................          309%               345%

---------------------

 *   The date shares were first issued.
++ The per share amounts were computed using an average number of shares outstanding during the period.
 + Does not reflect the deduction of sales charge. Calculated based on the net asset value as of the last business day of the period.
(1)  Not annualized.
(2)  Annualized.
(3) Reflects overall Fund ratios for investment income and non-class specific expenses.

                       SEE NOTES TO FINANCIAL STATEMENTS

MORGAN STANLEY DEAN WITTER WORLD WIDE INCOME TRUST
FINANCIAL HIGHLIGHTS, CONTINUED

                                                                                            FOR THE PERIOD
                                                                          FOR THE YEAR      JULY 28, 1997*
                                                                             ENDED             THROUGH
                                                                        OCTOBER 31, 1998   OCTOBER 31, 1997
-----------------------------------------------------------------------------------------------------------

CLASS D SHARES++

PER SHARE OPERATING PERFORMANCE:

Net asset value, beginning of period..................................      $  9.03            $  8.97
                                                                              -----              -----

Net investment income.................................................         0.72               0.16

Net realized and unrealized gain......................................         0.09               0.05
                                                                              -----              -----

Total from investment operations......................................         0.81               0.21
                                                                              -----              -----

Less dividends from net investment income.............................        (0.72)             (0.15)
                                                                              -----              -----

Net asset value, end of period........................................      $  9.12            $  9.03
                                                                              -----              -----
                                                                              -----              -----

TOTAL INVESTMENT RETURN+..............................................         9.41%              2.44%(1)

RATIOS TO AVERAGE NET ASSETS:
Expenses..............................................................         1.22%(3)           1.16%(2)

Net investment income.................................................         6.86%(3)           6.83%(2)

SUPPLEMENTAL DATA:
Net assets, end of period, in thousands...............................       $1,006                $39

Portfolio turnover rate...............................................          309%               345%

---------------------

 *   The date shares were first issued.
++ The per share amounts were computed using an average number of shares outstanding during the period.
 + Calculated based on the net asset value as of the last business day of the period.
(1)  Not annualized.
(2)  Annualized.
(3) Reflects overall Fund ratios for investment income and non-class specific expenses.

                       SEE NOTES TO FINANCIAL STATEMENTS

MORGAN STANLEY DEAN WITTER WORLD WIDE INCOME
TRUST
REPORT OF INDEPENDENT ACCOUNTANTS

TO THE SHAREHOLDERS AND TRUSTEES
OF MORGAN STANLEY DEAN WITTER WORLD WIDE INCOME TRUST

In our opinion, the accompanying statement of assets and liabilities, including the portfolio of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Morgan Stanley Dean Witter World Wide Income Trust (the "Fund"), formerly Dean Witter World Wide Income Trust, at October 31, 1998, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the periods presented, in conformity with generally accepted accounting principles. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with generally accepted auditing standards which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at October 31, 1998 by correspondence with the custodian and brokers, provide a reasonable basis for the opinion expressed above.

PricewaterhouseCoopers LLP
1177 AVENUE OF THE AMERICAS
NEW YORK, NEW YORK 10036
NOVEMBER 20, 1998

TRUSTEES

Michael Bozic
Charles A. Fiumefreddo
Edwin J. Garn
John R. Haire
Wayne E. Hedien
Dr. Manuel H. Johnson
Michael E. Nugent
Philip J. Purcell
John L. Schroeder

OFFICERS

Charles A. Fiumefreddo
Chairman and Chief Executive Officer

Barry Fink
Vice President, Secretary and General Counsel

Rajesh K. Gupta
Vice President

Peter J. Seeley
Vice President

Thomas F. Caloia
Treasurer

TRANSFER AGENT

Morgan Stanley Dean Witter Trust FSB
Harborside Financial Center - Plaza Two
Jersey City, New Jersey 07311

INDEPENDENT ACCOUNTANTS

PricewaterhouseCoopers LLP
1177 Avenue of the Americas
New York, New York 10036

INVESTMENT MANAGER

Morgan Stanley Dean Witter Advisors Inc.
Two World Trade Center
New York, New York 10048


This report is submitted for the general information of shareholders of the Fund. For more detailed information about the Fund, its officers and trustees, fees, expenses and other pertinent information, please see the prospectus of the Fund.

This report is not authorized for distribution to prospective investors in the Fund unless preceded or accompanied by an effective prospectus.

MORGAN STANLEY
DEAN WITTER
WORLD WIDE
INCOME TRUST


[PHOTO]


ANNUAL REPORT
OCTOBER 31, 1998